                              Allmerica Financial
                                                                       Annual
                                                                       Report
-------------------------------------------------------------------
                                 DECEMBER 31, 2001
                                                                     Allmerica
                                                                     Investment
                                                                       Trust



                                    [GRAPHIC]



[LOGO] Allmerica Logo
                                     2001

                    A Letter from the Chairman.........   1
                    Select Emerging Markets Fund.......   2
                    Select Aggressive Growth Fund......   3
                    Select Capital Appreciation Fund...   4
                    Select Value Opportunity Fund......   5
                    Select International Equity Fund...   6
                    Select Growth Fund.................   7
                    Select Strategic Growth Fund.......   8
                    Core Equity Fund...................   9
                    Equity Index Fund..................  10
                    Select Growth and Income Fund......  11
                    Select Strategic Income Fund.......  12
                    Select Investment Grade Income Fund  13
                    Government Bond Fund...............  14
                    Money Market Fund..................  15

                    FINANCIALS......................... F-1

For information on ordering additional copies of this report, see Client Notices on page F-74.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.


      Table of Contents

                           Intentionally Left Blank

[PHOTO]
   JOHN F. O'BRIEN
   Chairman
                Dear Client:

                Equity markets around the world continued their downward slide during 2001, following the trend that started in 2000. The U.S. stock market attempted rebounds in both the second and fourth quarters, but the S&P 500(R) Index, still ended the period at 1148.08, down 172.20 points from where it had begun the year. The U.S. economy virtually ground to a halt during the period, officially entering recession as the year drew to a close. As the longest business expansion in U.S. history was coming to an end, the Federal Reserve Board continued its valiant efforts to stimulate economic growth by cutting interest rates a record 11 times during the period. By year-end, the target Federal Funds Rate stood at 1.75%, the lowest level in 40 years. European and Asian economies largely mirrored the United States economy during 2001, with many overseas equity markets declining in parallel with the U.S. market.

U.S. consumers generally ignored the negative news from the equity markets, spending strongly throughout most of the year. However, following the horrific terrorist attacks of September 11th, many people shifted their primary focus to family and security issues. Retail sales began to slow in September, spiked higher in October, then declined into year-end. However, real estate and automobile sales remained strong throughout, thanks to low financing rates. The resilient U.S. stock market bottomed out about two weeks after the terrorist incidents, rebounding sharply during the fourth quarter.

While some of our stock Funds struggled along with most of the equity markets in 2001, others fared better. Our Select Value Opportunity Fund rose 12.70% for the year, outperforming its benchmark. The Select Capital Appreciation Fund also had better results than its benchmark, down just 1.14% for 2001. During most of the period, the bond market benefited from falling interest rates and declining stock prices. As a result, our Select Investment Grade Income Fund gained 7.94% for the year, providing a welcomed relief from declines in most portions of the equity market.

Effective June 1, 2001, Massachusetts Financial Services Company (MFS) and Jennison Associates LLC (Jennison) replaced Nicholas-Applegate Capital Management, L.P. as sub-advisers to the Select Aggressive Growth Fund. MFS and Jennison each independently manages its own portion of the Fund's assets. The investment objective of the Fund did not change, but the focus of potential investments broadened from small and mid-cap stocks to stocks of companies of all sizes.

We thank you for your business, and will continue to provide you with tools that can help you to fulfill your financial goals.
On behalf of the Board of Trustees

/s/ John F. O'Brien
John F. O'Brien

Chairman of the Board

Allmerica Investment Trust


      A Letter from the Chairman

Select Emerging Markets Fund


    The Select Emerging Markets Fund returned (9.13)% for the year, underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned (2.37)%.

Emerging markets performed better than developed markets in 2001, although stocks in both markets suffered from the weak economic environment and investors' increased risk aversion. Emerging market stocks benefited in the first half of the year from lower short-term interest rates in the United States. In the second half of the year U.S. economic data, which reflected a continued slowdown in manufacturing demand and consumer confidence, contributed to significant losses in most equity markets. The terrorist attacks in September in the United States only worsened the economic situation. Beginning in late September, however, markets generally rebounded, driven by lower oil prices and further cuts in U.S. interest rates.

The Fund's underperformance in 2001 was largely the result of adding technology stocks to the portfolio too far in advance of an expected rally for these stocks. Additionally, the selection of particular technology and telecommunications stocks hurt performance.

The Fund's Investment Sub-Adviser, anticipating a potential recovery in the global equity markets, is adding to holdings of Korean and Brazilian stocks. The improvement in overall stock prices in the last quarter of 2001 could increase investors' interest in emerging market stocks. Their valuations remain low compared with the valuations of stocks in developed markets, offering investors an opportunity to buy strong, growing companies at relatively reasonable valuations.

Investment Sub-Adviser
Schroder Investment Management North America Inc.

About the Fund
Seeks long-term growth of capital by investing in the world's emerging markets.

                             Portfolio Composition

As of December 31, 2001, the country allocation of net assets was:

                                    [CHART]


South Korea        20%
Taiwan             13%
Mexico             12%
Brazil             10%
South Africa        8%
India               5%
Russia              4%
Hong Kong           4%
Other              24%

                         Average Annual Total Returns

Period Ending December 31, 2001       1 Year  5 Years Life of Fund
Select Emerging Markets Fund          (9.13)%   N/A     (7.42)%

MSCI Emerging Markets Free Index      (2.37)%   N/A     (4.83)%
Lipper Emerging Markets Funds Average (4.19)%   N/A     (5.55)%

                   Growth of a $10,000 Investment Since 1998

                                    [CHART]


        Select Emerging
             Markets Fund
2/98              $10,000
12/98              $7,854
12/99             $13,046
12/00              $8,190
12/01              $7,443

            MSCI Emerging
       Markets Free Index
2/98              $10,000
12/98              $7,584
12/99             $12,622
12/00              $8,758
12/01              $8,551

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The MSCI Emerging Markets Free Index is an unmanaged index of emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.



----------------------------

Select Aggressive Growth Fund




    The Select Aggressive Growth Fund returned (21.60)% for the year, underperforming the (19.63)% return of its benchmark, the Russell 3000
Growth Index.

Performance before June 1, 2001 was attributable to a prior Investment Sub-Adviser, who followed a small- to mid-cap growth mandate. Performance during the beginning part of the year was volatile, especially in the technology and telecommunications sectors. Despite an April rebound followed by a surprise interest rate cut by the Federal Reserve Board, returns remained in negative territory.

On June 1, 2001, the Fund strategy changed when Massachusetts Financial Services Company (MFS) and Jennison Associates LLC (Jennison) replaced the existing Investment Sub-Adviser. MFS looks for promising growth companies of any size, while Jennison predominantly focuses on mid to large sized growth companies.

MFS commentary:
The major reason for the underperformance in the period was the heavy portfolio concentration in technology stocks. Additionally, the Investment Sub-Adviser used a market downturn to buy advertising-reliant media companies at depressed prices, believing that they may be some of the biggest beneficiaries of an economic turnaround.

Jennison commentary:
The underperformance for the period was driven by certain holdings in the technology and telecommunications sectors. One data storage company, in particular, suffered a significant loss in value. These negatives were somewhat offset by positive stock picks in the health care sector.

Both Investment Sub-Advisers believe that there is the potential that the U.S economy will rebound in 2002. Despite the economic concerns of the last year, each Investment Sub-Adviser has kept to its respective mandate of buying high quality growth companies that are expected to outperform over the long term.

                         Average Annual Total Returns

       Period Ending December 31, 2001      1 Year  5 Years Life of Fund
       Select Aggressive Growth Fund       (21.60)%  1.49%      9.62%

       Russell 3000 Growth Index           (19.63)%  7.72%     11.61%
       Russell 2500 Index                    1.22 % 10.34%     14.07%

       Lipper Mid-Cap Growth Funds Average (23.31)%  8.16%     10.85%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

       Select Aggressive
             Growth Fund
8/92             $10,000
12/92            $11,985
12/93            $14,324
12/94            $13,993
12/95            $18,511
12/96            $21,944
12/97            $26,049
12/98            $28,801
12/99            $39,995
12/00            $30,180
12/01            $23,661

            Russell 3000
            Growth Index
8/92             $10,000
12/92            $10,895
12/93            $11,297
12/94            $11,546
12/95            $15,768
12/96            $19,218
12/97            $24,741
12/98            $33,405
12/99            $44,703
12/00            $34,680
12/01            $27,872

      Russell 2500 Index
8/92            $10,000
12/92           $11,554
12/93           $13,466
12/94           $13,323
12/95           $17,547
12/96           $20,886
12/97           $25,974
12/98           $26,072
12/99           $32,379
12/00           $33,758
12/01           $34,170

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
*Effective 6/1/01, the benchmark changed from the Russell 2500 Index to the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Advisers
Massachusetts Financial Services Company
Jennison Associates LLC

About the Fund
Invests in companies with potential for rapidly growing earnings across all capitalization ranges.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


      Pharmaceuticals                          15%
      Retailers                                12%
      Computer Software & Processing           11%
      Electronics                               9%
      Computers & Information                   6%
      Industrial - Diversified                  4%
      Media - Broadcasting & Publishing         4%
      Other                                    39%



--------------------------------------------------------------------------------

Select Capital Appreciation Fund


    The Select Capital Appreciation Fund returned (1.14)% for the year, performing better than its benchmark, the Russell Midcap Index, which returned (5.63)%.

The year was a difficult one for the equity markets, with all the major stock indexes posting losses. Despite the Federal Reserve Board's ongoing cuts in short-term interest rates, economic growth virtually stopped, and by November, data revealed that the economy had entered a recession in March. Stock performance was dismal throughout most of the third quarter when prices reached their bottom. A fourth quarter surge led by aggressive growth stocks was not strong enough to turn around losses for the year. Large-cap stocks and growth stocks both suffered, and mid-cap stocks performed better than large-cap stocks.

Contributing to the Fund's outperformance were stocks of service companies in the technology and oil field sectors. Dragging down performance were stocks of wireless communications service providers and of a drug distributor.

The Investment Sub-Adviser believes that the optimism produced by stock prices possibly having hit bottom may have led to unrealistic hopes that an economic recovery would be fast and strong in 2002. In particular, valuations in the technology sector appear stretched, and at year-end no immediate catalyst was evident that could re-ignite business investment. As a result, the Fund is likely to focus instead on biotechnology, health care services and business services stocks. Further, mid-cap stocks may be poised to continue outperforming large-caps if relative earnings growth rates and valuations remain favorable, as the Investment Sub-Adviser expects.

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

About the Fund
The Fund seeks long-term growth of capital by investing in a portfolio of mostly mid-cap growth stocks selling at a reasonable price.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


Commercial Services                 15%
Pharmaceuticals                     12%
Computer Software & Processing       9%
Retailers                            7%
Electronics                          7%
Oil & Gas                            6%
Medical Supplies                     6%
Insurance                            6%
Health Care Providers                5%
Other                               27%

                         Average Annual Total Returns

Period Ending December 31, 2001      1 Year  5 Years Life of Fund
Select Capital Appreciation Fund     (1.14)% 11.49%     15.48%

Russell Midcap Index                 (5.63)% 11.40%     14.38%
Lipper Mid-Cap Growth Funds Average (23.31)%  8.16%     11.76%

                   Growth of a $10,000 Investment Since 1995

                                    [CHART]


           Select Capital
        Appreciation Fund
4/95              $10,000
12/95             $13,956
12/96             $15,184
12/97             $17,352
12/98             $19,760
12/99             $24,819
12/00             $26,509
12/01             $26,207

     Russell Midcap Index
4/95              $10,000
12/95             $11,997
12/96             $14,276
12/97             $18,417
12/98             $20,277
12/99             $23,973
12/00             $25,953
12/01             $24,492

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 4/1/98 is that of a prior Sub-Adviser.



----------------------------

Select Value Opportunity Fund



    The Select Value Opportunity Fund returned 12.70% for 2001, performing better than its benchmark, the Russell 2500 Value Index, which returned
9.73%.

During 2001 the U.S., European and Japanese economies contracted simultaneously for the first time since 1974. The year was marked by cuts in inventories, a wider trade deficit, and a smaller rise in government spending. The economic contraction was further compounded by the September 11th terrorist attacks, which temporarily stifled consumer spending. The year also saw growing numbers of corporate bankruptcies and rising unemployment. By year-end, the Federal Reserve Board had lowered short-term interest rates 11 times, to their lowest level in 40 years.

Helping the Fund perform better than its benchmark were consumer cyclical and transportation stocks. Both these industries were hurt by the September attacks, enabling the Investment Sub-Adviser to find promising companies with relatively low valuations. For example, stock of a discount retailer and stocks of companies providing a travel reservation system and transportation services made strong contributions to the Fund's performance. Detracting from the Fund's performance were aerospace, travel and energy related stocks.

Looking ahead, the Investment Sub-Adviser believes that many of the portfolio's stocks remain undervalued despite the overall gains for equities during the fourth quarter. The Investment Sub-Adviser also believes that the market's recent tendency to favor one sector, then another, has ended. Instead, market conditions in 2002 may favor stock selection based on the underlying health and prospects of individual companies, regardless of sector.

                         Average Annual Total Returns

         Period Ending December 31, 2001    1 Year 5 Years Life of Fund
         Select Value Opportunity Fund      12.70% 12.89%     13.72%

         Russell 2500 Value Index            9.73% 11.92%     13.84%
         Lipper Mid-Cap Value Funds Average  7.33% 12.66%     12.87%

                   Growth of a $10,000 Investment Since 1993

                                    [CHART]


        Select Value Opportunity Fund
4/93              $10,000
12/93             $11,774
12/94             $11,007
12/95             $12,944
12/96             $16,637
12/97             $20,772
12/98             $21,783
12/99             $20,797
12/00             $27,119
12/01             $30,563


        Russell 2500 Value Index
4/93              $10,000
12/93             $11,094
12/94             $10,950
12/95             $14,208
12/96             $17,363
12/97             $23,108
12/98             $22,667
12/99             $23,000
12/00             $27,782
12/01             $30,485

The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell 2500 Value Index is a capitalization weighted index measuring the performance of Russell 2500 companies with both lower price-to-book ratios and forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of mid-cap value funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-sized companies, believed to be undervalued.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


 Banking                  9%
 Commercial Services      8%
 Insurance                7%
 Chemicals                7%
 Retailers                6%
 Electric Utilities       6%
 Restaurants              5%
 Communications           5%
 Oil & Gas                5%
 Coal                     4%
 Other                   38%





--------------------------------------------------------------------------------

Select International Equity Fund


    The Select International Equity Fund returned (21.43)% for 2001, underperforming its benchmark, the MSCI EAFE Index, which returned (21.20)%.

The year revealed a strong interdependency among international equity markets. The recession in the United States and the terrorist attacks of September 11th pulled down already weak markets in Europe and Japan. The United States led the way by cutting short-term interest rates and tax rates to jump-start the economy, while the European Central Bank kept rates in that region relatively high. In Japan, short-term interest rates were near zero, and lack of significant government reforms seemed to be a problem for many investors.

Within the Fund, telecommunications stocks issued by a French and a United Kingdom company made the biggest negative contribution to performance. Additionally, certain technology stocks and financial stocks, in particular those issued by insurance companies, tumbled along with the markets. Some health care stocks also detracted from performance, because of a lack of new products under development and investors' preference for less defensive stocks toward year-end. This preference seemed to result from a consensus that the economy might improve in the near term. More positively, the prices of some non-insurance financial holdings held strong.

The Investment Sub-Adviser expects that the low interest rate environment will help aid an economic recovery, with the fourth quarter of 2001 suggesting the beginning of a possible turnaround. By the middle of 2002, the international economy could follow the U.S. economy and gain strength. Valuations of stocks in some sectors, particularly technology, remain relatively high. This may impede a rise in overall stock prices.


Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value.

                             Portfolio Composition

As of December 31, 2001, the country allocation of net assets was:

                                    [CHART]


United Kingdom      28%
Japan               14%
Netherlands         13%
Switzerland         11%
France              11%
Germany              5%
Italy                4%
Spain                3%
Other               11%

                         Average Annual Total Returns

Period Ending December 31, 2001     1 Year  5 Years Life of Fund
Select International Equity Fund   (21.43)%  2.79%     6.45%

MSCI EAFE Index                    (21.20)%  1.17%     3.04%
Lipper International Funds Average (21.48)%  2.09%     4.86%

                   Growth of a $10,000 Investment Since 1994


                                    [CHART]


      Select International
               Equity Fund
5/94               $10,000
12/94               $9,651
12/95              $11,545
12/96              $14,078
12/97              $14,733
12/98              $17,161
12/99              $22,643
12/00              $20,612
12/01              $16,195

           MSCI EAFE Index
5/94               $10,000
12/94              $10,008
12/95              $11,164
12/96              $11,874
12/97              $12,118
12/98              $14,582
12/99              $18,565
12/00              $15,973
12/01              $12,587

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The MSCI EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of funds within the international fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.



----------------------------

Select Growth Fund


    The Select Growth Fund returned (24.71)% for the year, underperforming its benchmark, the S&P 500(R) Index, which returned (11.89)%.

The year was marked by a steady decline in all major stock indexes, capped off by the announcement in November that the economy had entered a recession beginning in March. Some investors chose to avoid equities, preferring to park their money in money market funds or longer-term fixed income securities. Many were waiting to see if the Federal Reserve Board's series of cuts in short-term interest rates would stimulate the economy. The terrorist attacks of September 11th helped push stock prices to their lowest levels for the year. Despite ongoing worries about further terrorist attacks, investors regained their optimism, and the fourth quarter witnessed a significant upturn in the equity markets.

Declining technology stocks were largely the cause for the Fund's poor performance. Software stocks in particular declined in a year when business investment seemed to come to a standstill. Some communications services, banking, and investment banking/brokerage stocks also detracted from performance. More positively, a holding in a large conglomerate helped offset some of the losses.

The Investment Sub-Adviser believes that the rebound in global equity markets that began in late September heralds the onset of a healthier climate for stocks in 2002. Prospects for the U.S. to lead an upturn in economic growth appear to be improving. This may lead to a recovery in corporate profits. Looking ahead, the Fund is likely to be overweighted in health care and technology stocks, compared with its benchmark, and underweighted in energy and communications services stocks.

                         Average Annual Total Returns

      Period Ending December 31, 2001        1 Year  5 Years Life of Fund
      Select Growth Fund                    (24.71)%  7.84%     10.05%

      S&P 500(R) Index                      (11.89)% 10.70%     13.77%
      Lipper Large-Cap Growth Funds Average (21.88)%  8.75%     12.06%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]


      Select Growth Fund
8/92             $10,000
12/92            $11,125
12/93            $11,219
12/94            $11,051
12/95            $13,768
12/96            $16,799
12/97            $22,522
12/98            $30,503
12/99            $39,642
12/00            $32,590
12/01            $24,537

        S&P 500(R) Index
8/92             $10,000
12/92            $10,627
12/93            $11,698
12/94            $11,853
12/95            $16,307
12/96            $20,051
12/97            $26,715
12/98            $34,356
12/99            $41,571
12/00            $37,788
12/01            $33,295

The Select Growth Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the McGraw Hill Companies, Inc. The Lipper Large-Cap Growth Funds Average is a non-weighted average of funds within the large-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 7/1/96 is that of a prior Sub-Adviser.

Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long term growth of capital by investing in stocks of companies believed to have long term growth potential.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]



Pharmaceuticals                    11%
Financial Services                  9%
Electronics                         7%
Computers & Information             7%
Beverages, Food & Tobacco           6%
Computer Software & Processing      6%
Industrial - Diversified            6%
Retailers                           5%
Banking                             5%
Insurance                           5%
Medical Supplies                    4%
Other                              29%



----------------------------

Select Strategic Growth Fund


    The Select Strategic Growth Fund returned (29.28)% for 2001, underperforming its benchmark, the Russell 2500 Growth Index, which returned (10.82)%.

The year 2001 was difficult for investors in general, marking the first time in nearly three decades that the U.S. equity markets declined for two years in a row. Volatile stock prices and the continuing fallout from the decline in technology issues made investors wary of investing in stocks. Officially recognized as having started in March, the economic recession in the United States only confirmed that business investment had nearly ground to a halt. Consumer spending was one of the few positive economic indicators for most of the year, although the terrorist attacks on September 11th dampened spending in general, regardless of industry. The fourth quarter witnessed a strong rally, especially in the technology sector.

The Fund's underperformance compared with its benchmark was due to significant declines in technology and telecommunications stocks. These sectors, while displaying above average volatility, continue to be held in the portfolio given their long-term growth prospects.

The Investment Sub-Adviser believes that the outlook for the coming months, although not completely positive, has some encouraging aspects. Corporate purchasing managers have rationalized their cost structures, paving the way for a resumption of capital spending on technology goods and services. Additionally, the Investment Sub-Adviser believes that the Federal Reserve Board's short-term interest rate cuts will have the desired effect of stimulating economic growth. Given that small cap stocks are often the first to show gains in an economic recovery, the Investment Sub-Adviser believes that the Fund is well positioned for a possible economic upturn.


Investment Sub-Adviser
TCW Investment Management Company*

About the Fund
Seeks long-term capital appreciation by focusing on small companies.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


Computer Software & Processing     18%
Commercial Services                17%
Electronics                        12%
Pharmaceuticals                     9%
Media - Broadcasting & Publishing   7%
Communications                      7%
Retailers                           7%
Computers & Information             5%
Other                              18%

                         Average Annual Total Returns

Period Ending December 31, 2001        1 Year  5 Years Life of Fund
Select Strategic Growth Fund          (29.28)%   N/A     (16.25)%

Russell 2500 Growth Index             (10.82)%   N/A       2.99 %
S&P 500(R) Index                      (11.89)%   N/A       3.71 %

Lipper Multi-Cap Growth Funds Average (26.81)%   N/A       4.73 %

                   Growth of a $10,000 Investment Since 1998

                                    [CHART]


        Select Strategic
             Growth Fund
2/98             $10,000
12/98             $9,753
12/99            $11,332
12/00             $7,136
12/01             $5,046

            Russell 2500
            Growth Index
2/98             $10,000
12/98             $9,621
12/99            $14,961
12/00            $12,552
12/01            $11,194

        S&P 500(R) Index
2/98             $10,000
12/98            $12,039
12/99            $14,571
12/00            $13,245
12/01            $11,670

The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw Hill Companies, Inc. The Lipper Multi-Cap Growth Funds Average is a non-weighted average of funds within the multi-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
*As of April 1, 2000, TCW Investment Management Company assumed sub-advisory responsibility for the Select Strategic Growth Fund. At the same time, the Fund modified its investment strategy to one that is entirely focused on small-cap growth stocks. Additionally, the benchmark has changed from the S&P 500(R) Index to the Russell 2500 Growth Index, effective 5/1/01.



--------------------------------------------------------------------------------

Core Equity Fund


    The Core Equity Fund returned (16.90)% for the year, underperforming its benchmark, the S&P 500(R) Index, which returned (11.89)%.

The year was a difficult one for most equity investors. The November announcement that the economy had been in recession since March, and the terrorist attacks on September 11th wreaked havoc with an already weak stock market. The aftermath of the Federal Reserve's surprise interest rate cut in April, and the aftermath of the September 11th terrorist attacks were marked by perverse patterns of returns in the equity markets. In April, the market moved unsustainably higher and conversely, in September, the market fell at an astonishing rate. One example of this perverse pattern was that cyclical stocks, which normally fall in a declining economy and rise in a recovering economy, had good relative performance for the year.

Instead of holding these cyclical stocks, the Fund had a relatively large weighting of health care, consumer staples and broadcasting stocks. These normally defensive industries were the Fund's focus given the continued economic slowdown, although ironically, they hurt the Fund's performance. Additionally, consumer finance and technology stocks were underrepresented in the portfolio. This underweighting, especially in the fourth quarter when the technology sector surged dramatically, was another cause of underperformance.

Looking ahead, the Investment Sub-Adviser believes that by year-end many investors had already pushed up prices in advance of the potential economic recovery forecasted for 2002. In such an investing climate, stocks combining both growth and value characteristics across sectors, rather than those from a particular sector, could provide the Fund with excellent opportunities in the coming months.

                         Average Annual Total Returns

         Period Ending December 31, 2001      1 Year  5 Years 10 Years
         Core Equity Fund                    (16.90)%  7.75%   10.24%

         S&P 500(R) Index                    (11.89)% 10.70%   12.94%
         Lipper Large-Cap Core Funds Average (13.03)%  7.94%   11.14%

                   Growth of a $10,000 Investment Since 1991

                                    [CHART]


         Core Equity Fund
12/91             $10,000
12/92             $10,711
12/93             $11,425
12/94             $11,443
12/95             $15,195
12/96             $18,263
12/97             $22,855
12/98             $27,270
12/99             $35,268
12/00             $31,911
12/01             $26,518

         S&P 500(R) Index
12/91             $10,000
12/92             $10,762
12/93             $11,846
12/94             $12,003
12/95             $16,515
12/96             $20,308
12/97             $27,083
12/98             $34,823
12/99             $42,149
12/00             $38,314
12/01             $33,758

The Core Equity Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw Hill Companies, Inc. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


Pharmaceuticals                    13%
Computer Software & Processing      8%
Banking                             7%
Electronics                         6%
Industrial - Diversified            6%
Telephone Systems                   6%
Oil & Gas                           5%
Beverages, Food & Tobacco           5%
Retailers                           5%
Insurance                           5%
Financial Services                  4%
Other                              30%



----------------------------

Equity Index Fund


    The Equity Index Fund returned (12.02)% for 2001, underperforming its benchmark, the S&P 500(R) Index, which returned (11.89)%.

The year began on an optimistic note for stocks with investors hopeful that the first of 11 short-term interest rate cuts by the Federal Reserve Board would stimulate economic activity and boost corporate profits. Unrealistically high valuations, particularly in the technology sector, discouraged investors, who were later further discouraged by the September 11th terrorist attacks. The equity markets ultimately made a stunning comeback which resulted in the S&P 500(R) Index rising more than 20% from its September lows by year-end. Despite this performance, the full year produced the first back-to-back declines for the Index since 1973-1974.

Within the S&P 500(R) Index and the Fund, technology stocks continued to be battered as a result of the ongoing collapse of Internet investments. Eight of the ten worst performers in the Index were technology or telecommunication equipment stocks, whose prices dropped more than 75%. On the positive side, retailing stocks, especially those of consumer electronics retailers, performed the best, with six of the top ten performers in this category showing returns of more than 100%.

The Investment Sub-Adviser believes that the outlook for the Fund depends on whether the year-end rally results in a significant economic and profit rebound by the second half of 2002. Current valuations leave little room for downside error. Should the potential upturn be delayed or less robust than anticipated, performance could once again disappoint equity investors.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


      Pharmaceuticals                 12%
      Oil & Gas                        7%
      Banking                          6%
      Retailers                        6%
      Computer Software & Processing   6%
      Computers & Information          6%
      Financial Services               6%
      Telephone Systems                5%
      Beverages, Food & Tobacco        5%
      Industrial - Diversified         5%
      Other                           36%

                         Average Annual Total Returns

Period Ending December 31, 2001               1 Year  5 Years 10 Years
Equity Index Fund                            (12.02)% 10.37%   12.47%

S&P 500(R) Index                             (11.89)% 10.70%   12.94%
Lipper S&P 500 Index Objective Funds Average (12.22)% 10.37%   12.53%

                   Growth of a $10,000 Investment Since 1991


                                    [CHART]


        Equity Index Fund
12/91             $10,000
12/92             $10,725
12/93             $11,747
12/94             $11,871
12/95             $16,166
12/96             $19,772
12/97             $26,180
12/98             $33,596
12/99             $40,453
12/00             $36,800
12/01             $32,377


        S&P 500(R)  Index
12/91             $10,000
12/92             $10,762
12/93             $11,846
12/94             $12,003
12/95             $16,515
12/96             $20,308
12/97             $27,083
12/98             $34,323
12/99             $42,149
12/00             $38,314
12/01             $33,758

The Equity Index Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw Hill Companies, Inc. The Lipper S&P 500(R) Index Objective Funds Average is a non-weighted average of funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.



----------------------------

Select Growth and Income Fund

    The Select Growth and Income Fund returned (11.75)% for the year, outperforming its benchmark, the S&P 500(R) Index, which returned (11.89)%.

During 2001, the economy officially fell into the recession that investors had been anticipating. Technology spending was weak and price declines for most goods were common. Layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve Board attempted to counteract the economic slowdown by cutting short-term interest rates 11 times during the period. The tragic events of September 11th exacerbated investors' fears and resulted in a dramatic market sell-off. The steep decline in all major equity market indexes led to a market bottom for the year, as all major indexes rose in the fourth quarter.

Within the Fund, a large holding in a collapsing consumer credit company hurt performance. Helping performance were shares of a company in the leisure/lodging business. Additionally, security selection within energy, utilities and health services added significantly to performance over the year.

At the end of the year, the economy seemed to be stabilizing - initial jobless claims, consumer confidence, and industry surveys showed significant improvement from their September levels. However, statistics for actual economic activity revealed a fragile economy. Looking ahead, record low interest rates may encourage investors to participate more actively in the expected recovery. The Fund's Investment Sub-Adviser will continue to focus on identifying stocks with excellent long-term growth prospects and above average dividend paying capability.

                         Average Annual Total Returns

       Period Ending December 31, 2001      1 Year  5 Years Life of Fund
       Select Growth and Income Fund       (11.75)%  5.87%      9.48%

       S&P 500(R) Index                    (11.89)% 10.70%     13.77%
       Lipper Large-Cap Core Funds Average (13.03)%  7.94%     11.83%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]


       Select Growth and
             Income Fund
8/92             $10,000
12/92             $9,989
12/93            $11,025
12/94            $11,105
12/95            $14,473
12/96            $17,550
12/97            $21,501
12/98            $25,032
12/99            $29,678
12/00            $26,473
12/01            $23,362

        S&P 500(R) Index
8/92             $10,000
12/92            $10,627
12/93            $11,698
12/94            $11,853
12/95            $16,307
12/96            $20,051
12/97            $26,715
12/98            $34,356
12/99            $41,571
12/00            $37,788
12/01            $33,295

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw Hill Companies, Inc. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 4/1/99 is that of a prior Sub-Adviser.

Investment Sub-Adviser
J. P. Morgan Investment Management Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


 Pharmaceuticals                         11%
 Financial Services                       8%
 Oil & Gas                                7%
 Computer Software & Processing           6%
 Industrial - Diversified                 6%
 Beverages, Food & Tobacco                6%
 Computers & Information                  6%
 Telephone Systems                        6%
 Retailers                                5%
 Other                                   39%



----------------------------

Select Strategic Income Fund

    The Select Strategic Income Fund returned 6.95% for 2001, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 8.43%.

The year saw the Federal Reserve Board cut short-term interest rates 11 times, which drove up bond prices. Investors generally favored bonds, with money market and taxable bond mutual funds especially attracting new investments. Declining stock prices and low inflation favored fixed income securities, continuing the trend begun in the previous year.

Within the Fund, holdings of longer-term TIPS, treasury inflation-protected securities, detracted from performance particularly during the second half of the year, as real yields rose and inflation remained subdued. The Fund's yield curve strategy of overweighting both short-term and long-term securities had a modest negative impact on performance. The portfolio selectively added to its mortgage-backed securities throughout the period, particularly GNMA (Government National Mortgage Association) issues, as valuations became attractive. Foreign bonds helped performance somewhat during the period.

The Investment Sub-Adviser believes that the outlook for the bond market is positive, given the likelihood of only a modest recovery in 2002 and continued low inflation. The Investment Sub-Adviser believes that short-term interest rates could remain at low levels for quite some time. This stabilization of short-term interest rates and bond prices in general could provide the foundation for a decline in intermediate and long-term yields.

Investment Sub-Advisers
Western Asset Management Company
Western Asset Management Company Limited*

About the Fund
The Fund seeks to maximize total return by investing in various types of fixed income securities.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]

       U.S. Govt & Agency Obligations                 57%
       Asset-Backed & Mortgage-Backed Securities      20%
       Corporate Notes & Bonds                        16%
       Foreign Govt Obligations                        5%
       Other                                           2%


                         Average Annual Total Returns

Period Ending December 31, 2001      1 Year 5 Years Life of Fund
Select Strategic Income Fund         6.95%    N/A       8.52%

Lehman Brothers Aggregate Bond Index 8.43%    N/A      10.66%
Lipper Intermediate Investment
Grade Debt Funds Average             8.24%    N/A       9.82%

                   Growth of a $10,000 Investment Since 2000

                                    [CHART]

        Select Strategic
             Income Fund
7/3/00           $10,000
7/00             $10,000
8/00             $10,090
9/00             $10,124
10/00            $10,194
11/00            $10,367
12/00            $10,573
1/01             $10,727
2/01             $10,789
3/01             $10,826
4/01             $10,785
5/01             $10,868
6/01             $10,901
7/01             $11,133
8/01             $11,259
9/01             $11,368
10/01            $11,643
11/01            $11,421
12/01            $11,308


Lehman Brothers Aggregate
              Bond Index
7/3/00           $10,000
7/00             $10,091
8/00             $10,237
9/00             $10,302
10/00            $10,370
11/00            $10,540
12/00            $10,736
1/01             $10,912
2/01             $11,007
3/01             $11,062
4/01             $11,015
5/01             $11,082
6/01             $11,125
7/01             $11,373
8/01             $11,504
9/01             $11,638
10/01            $11,881
11/01            $11,718
12/01            $11,643

The Select Strategic Income Fund is a portfolio of the Allmerica Investment
Trust.
Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
*Western Asset Management Company has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading functions performed on behalf of the Fund.



--------------------------------------------------------------------------------

Select Investment Grade Income Fund

    The Select Investment Grade Income Fund returned 7.94% for 2001, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 8.43%.

During 2001, bonds performed better than stocks for the second year in a row. Optimism prevailed in the first quarter, spurred by lower short-term interest rates. In the second quarter, corporate profits continued to shrink, with payment defaults at near-record levels. During the third quarter, American consumers began to cut back their spending and bonds rallied in response to more interest rate cuts by the Federal Reserve Board. The quarter ended with the September 11th terrorist attacks leaving consumers nervous about their economic future and physical safety, and bonds rallied strongly. By the middle of the fourth quarter, the bond market began to anticipate an economic recovery and the 10-year Treasury bond yield rose and its price fell.

The Fund's modest underperformance compared with its benchmark was a result of holdings of mortgage-backed securities, which suffered from many homeowners refinancing their mortgages at lower rates. On the other hand, asset-backed securities and U.S. agency securities helped produce the Fund's positive performance for the year. Avoiding corporate bonds issued by companies whose collapses took the investment community by surprise also helped performance.

Although some analysts are predicting an economic recovery in 2002, the Investment Sub-Adviser believes that it is likely to be muted. Additionally, bond investors will probably not see significant price rises and may need to be content with income. More positively, any economic recovery is likely to be less vigorous than recent ones, which may benefit bond investors.

                         Average Annual Total Returns

          Period Ending December 31, 2001      1 Year 5 Years 10 Years
          Select Investment Grade Income Fund  7.94%   6.86%   7.07%

          Lehman Brothers Aggregate Bond Index 8.43%   7.43%   7.23%
          Lipper Intermediate Investment
          Grade Debt Funds Average             8.24%   6.60%   6.75%

                   Growth of a $10,000 Investment Since 1991

                                    [CHART]

Select Investment Grade Income Fund
12/31/1991               $10,000
12/31/1992               $10,833
12/31/1993               $12,004
12/31/1994               $11,649
12/31/1995               $13,727
12/31/1996               $14,215
12/31/1997               $15,558
12/31/1998               $16,799
12/31/1999               $16,636
12/31/2000               $18,351
12/31/2001               $19,808

Lehman Brothers Aggregate Bond Index
12/31/1991               $10,000
12/31/1992               $10,742
12/31/1993               $11,789
12/31/1994               $11,446
12/31/1995               $13,560
12/31/1996               $14,050
12/31/1997               $15,206
12/31/1998               $16,747
12/31/1999               $16,610
12/31/2000               $18,542
12/31/2001               $20,105

The Select Investment Grade Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return which includes capital appreciation as well as income.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]


 U.S. Govt & Agency Obligations                49%
 Corporate Notes & Bonds                       27%
 U.S. Govt Agency Mortgage-Backed Securities   11%
 Asset-Backed & Mortgage-Backed Securities      6%
 Foreign Bonds                                  5%
 Other                                          2%



--------------------------------------------------------------------------------

Government Bond Fund




    The Government Bond Fund returned 7.63% for the year, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 8.41%.

Fixed income investors in 2001 were rewarded with a second consecutive year of overall bond returns that exceeded overall stock returns. During a time of low inflation, the bond market was nevertheless volatile due to a series of 11 Federal Reserve Board short-term interest rate cuts, the California energy crisis, the terrorist attacks of September 11th and the bankruptcy filing of Enron Corp., a large energy trader. Bond prices fell in the last few months of the year, while the equity markets were in the midst of a sustained rally. The 10-year Treasury bond yield rose to 5.05% as the year ended, and its price fell accordingly.

The Fund's performance was somewhat below the benchmark due to a higher-than-benchmark weighting in mortgage-backed securities. These securities, which can provide incremental yield to a portfolio, generally underperform Treasuries in a falling interest rate environment.

In the coming year, the Fund's Investment Sub-Adviser expects that the stimulus provided by fiscal and monetary changes in 2001 may be offset by lagging demand in the housing and business sectors. Mortgage agency securities should benefit from lower volatility and a more stable rate of mortgage pre-payments. Given that interest rates were at historical lows at the end of the year, the portfolio will likely maintain the same interest rate sensitivity as the benchmark over the near term. The Investment Sub-Adviser will also likely maintain some positions in agency and mortgage-backed securities markets.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund seeks high income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]

U.S. Govt & Agency Obligations                     97%
U.S. Govt Agency Mortgage-Backed Securities         2%
Other                                               1%




                         Average Annual Total Returns

Period Ending December 31, 2001         1 Year 5 Years 10 Years
Government Bond Fund                    7.63%   6.47%   6.16%

Lehman Brothers Intermediate Government
Bond Index                              8.41%   7.06%   6.65%
Lipper General U.S. Government Funds
Average                                 6.68%   6.70%   6.55%

                   Growth of a $10,000 Investment Since 1991

                                    [CHART]

Government Bond Fund
12/91            $10,000
12/92            $10,659
12/93            $11,459
12/94            $11,358
12/95            $12,841
12/96            $13,293
12/97            $14,234
12/98            $15,327
12/99            $15,373
12/00            $16,910
12/01            $18,200

Lehman Brothers Intermediate Government Bond Index
12/91            $10,000
12/92            $10,693
12/93            $11,567
12/94            $11,364
12/95            $13,002
12/96            $13,530
12/97            $14,575
12/98            $15,812
12/99            $15,896
12/00            $17,561
12/01            $19,037


The Government Bond Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper General U.S. Government Funds Average is the non-weighted average performance of funds investing in general government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.



----------------------------

Money Market Fund

    The Money Market Fund returned 4.28% for the year, outperforming its benchmark, the iMoneyNet, Inc.'s Money Fund Report Averages: 1st Tier Taxable Index, which returned 3.55%.

The year 2001 was marked by a decline in consumer confidence, a deterioration of economic fundamentals, and the September terrorist attacks. Throughout the period, the Federal Reserve Board lowered short-term interest rates to counteract a deterioration of economic fundamentals that led to the first recession in ten years.

During 2001 the Fund's performance was generally helped by adding securities with relatively longer maturity dates, so that their yields held up better when the Federal Reserve Board cut interest rates throughout the year. The Fund's performance was also helped by avoiding securities of corporations whose good credit ratings had declined and by favoring securities issued by banks able to maintain their credit ratings. Floating rate notes, whose variable rates are adjusted periodically, helped stabilize returns, as well.

Looking ahead, the Investment Sub-Adviser believes that the Federal Reserve Board is likely to stop cutting rates so it can step back and monitor the cumulative effects of the cuts on the economy. It appears that yields on fixed income securities may revert to their more normal behavior where longer-term bonds yield higher results. This change in the relationship between maturity and yields should continue to allow the Investment Sub-Adviser to focus on those securities that present the highest incremental return over the long run.

                         Average Annual Total Returns

           Period Ending December 31, 2001   1 Year 5 Years 10 Years
           Money Market Fund                 4.28%   5.37%   4.87%

           Money Fund Report Averages:
           1st Tier Taxable                  3.55%   4.78%   4.38%
           Lipper Money Market Funds Average 3.73%   4.96%   4.54%

                     Average Yield as of December 31, 2001

                      Money Market Fund 7-Day Yield 2.10%

                   Growth of a $10,000 Investment Since 1991

                                    [CHART]

       Money Market Fund

12/91            $10,000
12/92            $10,378
12/93            $10,689
12/94            $11,073
12/95            $11,719
12/96            $12,347
12/97            $12,965
12/98            $13,679
12/99            $14,389
12/00            $15,311
12/01            $15,966

 Money Fund Report Averages: 1st Tier Taxable

12/91            $10,000
12/92            $10,333
12/93            $10,605
12/94            $10,996
12/95            $11,594
12/96            $12,160
12/97            $12,769
12/98            $13,403
12/99            $14,015
12/00            $14,828
12/01            $15,354




The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. iMoneyNet, Inc. is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis.
The Lipper Money Market Funds Average is the average investment performance of funds within the money market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

                             Portfolio Composition

As of December 31, 2001, the sector allocation of net assets was:

                                    [CHART]
 Corporate Notes               59%
 Commercial Paper              27%
 Investment Company             4%
 Municipal                      4%
 Other                          6%




----------------------------

                           Intentionally Left Blank

                          SELECT EMERGING MARKETS FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

COMMON STOCKS - 85.8%

              Brazil - 7.3%
       6,680 Brasil Telecom Participacoes SA, ADR (a) $ 277,086 17,700 Cia Paranaense Enernergia-Copel,
              Sponsored
              ADR (a)                                          138,945
       6,750  Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar, ADR                         148,500
      18,700  Companhia Cervejaria Brahma, ADR                 379,423
      24,650  Companhia Vale Do Rio Doce, Sponsored
              ADR                                              581,986
      55,350  Petroleo Brasileiro SA, Sponsored ADR          1,225,344
       6,000  Tele Centro Oeste Celular PA, ADR                 42,000
      44,609  Tele Norte Leste Participacoes SA, ADR
              (a)                                              695,900
       2,100  Telecomunicacoes Brasileiras SA, ADR*                 18
      11,700  Telesp Celular Participacoes SA, ADR (a)         108,342
       5,300  Uniao de Bancos Brasileiros SA,
              Sponsored GDR (a)                                118,190
                                                        --------------
                                                             3,715,734
                                                        --------------

              Chile - 2.0%
      11,000  Banco Santander Chile, Sponsored ADR             204,820
      26,300  Cia de Telecomunicaciones de Chile SA,
              ADR*                                             353,998
       6,800  Compania Cervecerias Unidas SA, ADR*             121,040
      11,900  Distribucion y Servicio D & S, ADR               155,890
      17,550  Empresa Nacional de Electricidad SA*             182,169
                                                        --------------
                                                             1,017,917
                                                        --------------

              China - 0.7%
   1,365,700  China Petroleum and Chemical Corp.,
              (Sinopec)*                                       187,374
     865,000  Petrochina Co., Ltd.                             153,105
                                                        --------------
                                                               340,479
                                                        --------------

              Czech Republic - 0.7%
      21,450  Cesky Telecom AS*                                218,312
       5,521  Komercni Banka AS*                               160,571
                                                        --------------
                                                               378,883
                                                        --------------

              Egypt - 0.2%
      11,180  Egyptian Co. for Mobile Services*                 81,522
                                                        --------------

              Hong Kong - 4.3%
     238,000  China Insurance International Holdings
              Co., Ltd.                                        145,751
     130,000  China Merchants China Direct
              Investments, Ltd.                                 83,356
     405,500  China Telecom, Ltd.*                           1,427,482
     826,000  Legend Holdings, Ltd.                            421,095
      53,000  Shanghai Industrial Holdings Ltd., ADR            97,197
                                                        --------------
                                                             2,174,881
                                                        --------------

              Hungary - 1.5%
       2,420  Gedeon Richter Rt., GDR                          132,539
      17,670  Matav Rt., Sponsored ADR                         300,213
       8,130  MOL Magyar Olaj, GDR                             147,041
       2,625  OTP Bank Rt., GDR                                157,618
                                                        --------------
                                                               737,411
                                                        --------------


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------


              India - 4.0%
      10,500  Doctor Reddy's Laboratories, Ltd., ADR*   $      198,975
      12,000  HDFC Bank Ltd., ADR*                             174,600
      23,800  ITC, Ltd., Sponsored GDR                         357,000
      30,200  Mahanagar Telephone Nigam, Ltd., ADR*            181,502
      23,500  Ranbaxy Laboratories, Ltd., Sponsored
              GDR                                              336,442
      36,200  Reliance Industries, Ltd., GDR (b)               458,169
      13,500  Satyam Computer Services, Ltd., ADR              148,230
      26,600  State Bank of India, GDR                         201,402
                                                        --------------
                                                             2,056,320
                                                        --------------

              Indonesia - 1.2%
     243,500  PT Hanjaya Mandala Sampoerna Tbk                  74,925
   1,804,280  PT Telekomunikasi                                555,177
                                                        --------------
                                                               630,102
                                                        --------------

              Israel - 2.9%
      50,320  Bank Hapoalim, Ltd.                              108,349
     108,300  Bezeq Israel Telecommunication Corp.,
              Ltd.*                                            146,302
      16,075  Check Point Software Technologies, Ltd.*
              (a)                                              641,232
       2,620  Orbotech, Ltd.*                                   81,613
       8,050  Teva Pharmaceutical Industries, Ltd.,
              Sponsored ADR (a)                                496,121
                                                        --------------
                                                             1,473,617
                                                        --------------

              Luxembourg - 0.2%
       6,450  Quilmes Industrial, ADR                           77,142
                                                        --------------

              Malaysia - 3.8%
     157,000  Malayan Banking Berhad                           342,919
     245,000  Public Bank Berhad                               172,137
     479,000  Resorts World Berhad                             775,214
     154,000  Telekom Malaysia Berhad                          417,417
      87,800  Tenaga Nasional Berhad                           247,227
                                                        --------------
                                                             1,954,914
                                                        --------------

              Mexico - 11.5%
      47,250  America Movil SA de CV, ADR* (a)                 920,430
      14,848  Cemex SA, ADR (a)                                366,756
       7,000  Coca-Cola Femsa, SA de CV                        140,490
      63,900  Fomento Economico Mexicano SA                    216,353
     792,000  Grupo Financiero Bancomer SA, Class O*           722,304
      39,400  Grupo Financiero Banorte, Class O*                82,578
       3,838  Grupo Iusacell SA De CV, Series V
              Shares, ADR*                                      15,237
     181,600  Grupo Modelo SA de CV                            406,802
       9,800  Grupo Televisa SA, Sponsored GDR*                423,164
      48,625  Telefonos de Mexico, Sponsored ADR (a)         1,702,847
      16,200  Tv Azteca SA, Sponsored ADR                      109,998
     322,935  Wal-Mart de Mexico, Series C*                    758,316
                                                        --------------
                                                             5,865,275
                                                        --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                             F-1

                          SELECT EMERGING MARKETS FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Philippines - 0.7%
   1,079,000  Ayala Land, Inc.                          $      101,426
     124,000  Manila Electric Co., Class B*                     70,891
      21,800  Philippine Long Distance Telephone Co.           176,386
                                                        --------------
                                                               348,703
                                                        --------------

              Poland - 1.6%
       7,390  Bank Polska Kasa Opieki SA, GDR*                 149,401
       5,800  Bank Rozwoju Eksportu SA                         172,610
       9,250  Powszechny Bank Kredy, GDR                       265,644
      63,000  Telekomunikacja Polska SA, GDR*                  223,165
                                                        --------------
                                                               810,820
                                                        --------------

              Russia - 4.4%
      40,100  Gazprom, ADR                                     394,985
      10,920  JSC Mining and Smelting Co. Norislk
              Nickel, ADR* (a)                                 177,534
       9,720  Lukoil Holding, Sponsored ADR                    476,218
      48,640  Surgutneftegaz, Sponsored ADR                    760,730
      28,050  Unified Energy Systems, GDR                      441,226
                                                        --------------
                                                             2,250,693
                                                        --------------
              South Africa - 7.7%
      55,800  ABSA Group, Ltd.                                 163,282
     306,900  African Bank Investments, Ltd.                   222,595
      17,830  Anglo American Platinum Corp., Ltd.              664,148
       9,500  Anglogold, Ltd.                                  334,222
      72,900  Barloworld, Ltd.                                 356,146
     592,600  FirstRand, Ltd.                                  368,064
      42,895  LA Retail Stores, Ltd.*                            4,290
      53,100  M-Cell, Ltd.                                      58,437
     517,877  Metro Cash And Carry, Ltd.*                       94,979
      53,900  Naspers, Ltd., Class N                            88,525
     720,675  Profurn, Ltd.*                                    23,422
     483,200  Sanlam, Ltd.                                     372,644
      26,310  Sappi, Ltd.*                                     263,210
     102,250  Sasol, Ltd.                                      898,471
                                                        --------------
                                                             3,912,435
                                                        --------------
              South Korea - 19.9%
      24,570  Dongbu Steel Co., Ltd.                            57,364
      53,400  Hyundai Engineering & Construction Co.,
              Ltd.*                                            132,635
      23,300  Hyundai Motor Co., Ltd.                          478,999
      66,500  Hyundai Securities Co.*                          668,305
      26,283  Kookmin Bank                                   1,000,288
      39,620  Koram Bank*                                      361,834
      49,900  Korea Electric Power Corp.                       827,537
      22,700  Korea Telecom Corp., Sponsored ADR (a)           461,491
       7,800  Korea Telecom Freetel*                           255,132
      22,440  LG Electronics                                   425,305
       3,900  Pohang Iron & Steel Co., Ltd.                    363,622
       4,170  Pohang Iron & Steel Co., Sponsored ADR            95,910
      14,183  Samsung Electronics Co.                        3,024,116


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              South Korea (continued)
      17,230  Samsung Securities Co., Ltd.*                    630,077
      23,220  Shinhan Financial Group, Ltd.*            $      311,434
       5,110  Sk Telecom Co., Ltd.                           1,046,603
                                                        --------------
                                                            10,140,652
                                                        --------------

              Taiwan - 5.9%
      43,999  Advanced Semiconducter Engineering,
              Inc., ADR*                                       193,156
     235,085  Asustek Computer, Inc., GDR                    1,027,956
      23,000  China Steel Corp., Sponsored GDR                 179,451
       2,601  Far Eastern Textile, Ltd., GDR                     9,663
      23,600  Fubon Insurance Co., GDR                         249,556
      55,340  Hon Hai Precision Industry Co., Ltd* (a)         506,112
     109,334  Siliconware Precision Industries Co.,
              GDR*                                             470,136
      27,449  Sunplus Technology Co., Ltd.*                    169,448
      39,656  Synnex Technology International Corp.,
              GDR*                                             211,255
                                                        --------------
                                                             3,016,733
                                                        --------------

              Thailand - 1.7%
     517,400  Advanced Info Services Plc                       476,681
     119,000  Bangkok Bank Public Co., Ltd.*                   132,507
      19,700  Siam Cement Co., Ltd.*                           235,171
                                                        --------------
                                                               844,359
                                                        --------------

              Turkey - 3.0%
   7,560,034  Anadolu Efes Biracilik ve Malt Sanayii
              AS                                               186,733
   6,050,000  Koc Holdings AS                                  157,905
   1,903,000  Migros Turk, TAS                                 163,277
  50,283,776  Turkcell Iletisim Hizmetleri AS*                 432,440
  47,000,000  Turkiye Garanti Bankasi AS*                       84,600
  66,684,560  Turkiye Is Bankasi, Class C                      373,434
  41,903,124  Yapi ve Kredi Bankasi AS*                        129,900
                                                        --------------
                                                             1,528,289
                                                        --------------

              United Kingdom - 0.4%
     174,441  Dimension Data Holdings, Plc*                    209,416
                                                        --------------

              United States - 0.2%
       4,000  UTStarcom, Inc.* (a)                             114,000
                                                        --------------
              Total Common Stocks                           43,680,297
                                                        --------------
              (Cost $45,247,496)

PREFERRED STOCKS - 2.8%

              Brazil - 2.8%
  72,304,221  Banco Bradesco SA                                390,443
   5,719,000  Banco Itau SA                                    435,788
  16,021,487  Brasil Telecom S.A.                               91,322
  36,210,000  Gerdau, S.A.                                     336,753
       9,850  Voctorantim Celulose e Papel SA, ADR*            173,853
                                                        --------------
              Total Preferred Stocks                         1,428,159
                                                        --------------
              (Cost $1,379,398)


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-2

                          SELECT EMERGING MARKETS FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

WARRANTS - 8.9%

              India - 1.4%
      80,750  Hindustan Lever, Ltd.                     $      374,914
       3,800  Infosys Technologies, Ltd., 05/13/02             320,856
                                                        --------------
                                                               695,770
                                                        --------------

              Luxembourg - 0.3%
     128,000  Compal Electronics, 11/27/02                     161,702
                                                        --------------

              Mexico - 0.0%
         818  Cemex SA, 12/21/04*                                2,086
       1,000  Cemex SA, ADR                                        415
                                                        --------------
                                                                 2,501
                                                        --------------

              Taiwan - 7.2%
      63,000  Cathay Life Insurance ADR, 09/16/02              102,640
      52,000  Realtek Semiconductor Corp., 12/12/02            224,427
     154,000  Ritek Corp., GDR, 11/12/02                       161,700
      19,800  Taiwan Semiconductor Manufacturing Co.,
              Ltd., 02/15/02                                    66,528
     439,600  Taiwan Semiconductor Manufacturing Co.,
              Ltd., 02/28/02                                 1,524,709
      63,000  Taiwan Semiconductor Manufacturing Co.,
              Ltd., 01/15/04                                   217,980
      71,248  Taiwan SMC                                       247,117
     148,000  United Microelectronics Corp., 02/15/02          236,800
     451,000  United Microelectronics Corp., 03/15/02          751,140
      76,000  United Microelectronics Corp., 12/03/03          110,838
                                                        --------------
                                                             3,643,879
                                                        --------------
              Total Warrants
              (Cost $3,835,510)                              4,503,852
                                                        --------------
Total Investments - 97.5%
(Cost $50,462,404)                                          49,612,308
                                                        --------------
Net Other Assets and Liabilities - 2.5%                      1,275,481
                                                        --------------
Total Net Assets - 100.0%                               $   50,887,789
                                                        --------------
                                                        --------------


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $5,802,794. The value of collateral amounted to $6,049,449 which consisted of cash equivalents.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2001, these securities amounted to $458,169 or 0.9% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $52,668,871. Net unrealized appreciation (depreciation) aggregated $(3,056,563), of which $2,973,605 related to appreciated investment securities and $(6,030,168) related to depreciated investment securities.

As of December 31, 2001, the components of distributed earnings (excluding unrealized depreciation disclosed above) on a tax basis consists of $204,755 and $15,041,283 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2001, the Portfolio has elected to defer $979,107 of capital losses attributable to Post-October losses.

At December 31, 2001, the Portfolio had a capital loss carryforward of $15,041,283 which expires in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $60,496,947 and $53,075,308 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                             F-3

                          SELECT EMERGING MARKETS FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



          Industry Concentration of Investments
       as a Percentage of Net Assets (Unaudited):

Automotive                                            2.5%
Banking                                              11.2
Beverages, Food & Tobacco                             3.2
Building Materials                                    1.9
Chemicals                                             0.9
Communications                                        4.6
Computer Software & Processing                        1.3
Computers & Information                               4.5
Electric Utilities                                    3.8
Electrical Equipment                                  1.3
Electronics                                          15.1
Entertainment & Leisure                               1.5
Financial Services                                    6.1
Food Retailers                                        0.6
Forest Products & Paper                               0.9
Household Products                                    0.7
Industrial                                            0.7
Industrial - Diversified                              0.2
Insurance                                             1.7
Media - Broadcasting & Publishing                     1.2
Metals                                                3.5
Mining                                                2.0
Oil & Gas                                             6.8
Pharmaceuticals                                       2.3
Real Estate                                           0.2
Retailers                                             2.2
Telephone Systems                                    16.6
Net Other Assets and Liabilites                       2.5
                                                    -----
Total                                               100.0%
                                                    =====


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-4

                         SELECT AGGRESSIVE GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

COMMON STOCKS - 97.3%

             Advertising - 1.0%
     57,500  Omnicom Group, Inc. (a)                   $    5,137,625
                                                       --------------
             Aerospace & Defense - 0.8%
     40,600  Northrop Grumman Corp.                         4,092,886
                                                       --------------

             Airlines - 0.6%
     58,100  FedEx Corp.*                                   3,014,228
                                                       --------------

             Apparel Retailers - 2.3%
     41,200  Abercrombie & Fitch Co., Class A*              1,093,036
     38,501  Chico's FAS, Inc.* (a)                         1,528,490
    134,200  Kohls Corp.* (a)                               9,453,048
                                                       --------------
                                                           12,074,574
                                                       --------------

             Automotive - 1.5%
     17,500  Genuine Parts Co.                                642,250
    108,800  Harley-Davidson, Inc. (a)                      5,908,928
     15,000  Navistar International Corp.                     592,500
      9,800  Paccar, Inc.                                     643,076
                                                       --------------
                                                            7,786,754
                                                       --------------

             Banking - 2.2%
    113,000  Banc One Corp.                                 4,412,650
     50,300  Bank of America Corp.                          3,166,385
     98,900  MBNA Corp.                                     3,481,280
                                                       --------------
                                                           11,060,315
                                                       --------------

             Beverages, Food & Tobacco - 1.3%
    141,800  PepsiCo, Inc.                                  6,904,242
                                                       --------------

             Chemicals - 0.5%
     48,100  Praxair, Inc.                                  2,657,525
                                                       --------------
             Commercial Services - 2.3%
     35,400  Apollo Group, Inc.* (a)                        1,593,354
      3,780  Aramark Services, Inc., Class B* (a)             101,682
     37,400  Automatic Data Processing, Inc.                2,202,860
     17,200  Celgene Corp.* (a)                               549,024
     74,900  Cendant Corp.*                                 1,468,789
    107,400  Concord EFS, Inc.* (a)                         3,520,572
     76,500  Halliburton Co. (a)                            1,002,150
      5,500  Macrovision Corp.*                               193,710
     16,800  Quest Diagnostics, Inc.*                       1,204,728
                                                       --------------
                                                           11,836,869
                                                       --------------

             Communications - 2.5%
     45,800  Advanced Fibre Communications, Inc.*             809,286
    112,300  AOL Time Warner, Inc.*                         3,604,830
     30,700  Network Appliance, Inc.*                         671,409
    208,100  Nokia Oyj Corp., Sponsored ADR (a)             5,104,693
     13,200  Qualcomm, Inc.*                                  666,600


                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Communications (continued)
     65,900  Tandberg ASA                              $    1,468,865
     22,880  UTStarcom, Inc.* (a)                             652,080
                                                       --------------
                                                           12,977,763
                                                       --------------

             Computer Software & Processing - 11.0%
     14,850  Activision, Inc.*                                386,248
     40,200  Affiliated Computer Services,
             Class A* (a)                                   4,266,426
     40,900  Affymetrix, Inc.* (a)                          1,543,975
    207,500  ARM Holdings Plc                               1,083,046
     21,900  ARM Holdings Plc, ADR* (a)                       341,421
     58,100  Brocade Communications Systems,
             Inc.* (a)                                      1,924,272
     15,000  Electronic Arts, Inc.* (a)                       899,250
     16,900  Electronic Data Systems Corp.                  1,158,495
    105,900  Emulex Corp.* (a)                              4,184,109
     36,000  Fiserv, Inc.*                                  1,523,520
     23,300  Intuit, Inc.*                                    996,774
    242,200  Microsoft Corp.* (a)                          16,045,750
    244,900  Oracle Corp.* (a)                              3,382,069
     98,900  PeopleSoft, Inc.*                              3,975,780
     66,600  Rational Software Corp.*                       1,298,700
     21,000  SAP AG, Sponsored ADR (a)                        670,530
    303,700  Sun Microsystems, Inc.*                        3,735,510
     21,600  SunGard Data Systems, Inc.*                      624,888
     20,500  Synopsys, Inc.* (a)                            1,210,935
     38,300  VeriSign, Inc.* (a)                            1,456,932
    140,900  VERITAS Software Corp.*                        6,316,547
                                                       --------------
                                                           57,025,177
                                                       --------------

             Computers & Information - 4.9%
    368,900  Cisco Systems, Inc.*                           6,680,779
    328,300  Dell Computer Corp.*                           8,923,194
     43,800  Hewlett-Packard Co.                              899,652
     39,400  Ingram Micro Inc., Class A*                      682,408
     64,600  International Business Machines
             Corp. (a)                                      7,814,016
                                                       --------------
                                                           25,000,049
                                                       --------------

             Cosmetics & Personal Care - 0.5%
     13,700  Avon Products, Inc.                              637,050
     62,600  Gillette Co.                                   2,090,840
                                                       --------------
                                                            2,727,890
                                                       --------------

             Education - 0.5%
     20,800  Career Education Corp.*                          713,024
     19,100  Corinthian Colleges, Inc.*                       780,999
     17,800  Strayer Education, Inc.                          867,216
                                                       --------------
                                                            2,361,239
                                                       --------------

             Electronics - 9.0%
     30,000  Adaptec, Inc.*                                   435,000
     75,300  Analog Devices, Inc.*                          3,342,567
     71,600  ASM International N.V.* (a)                    1,396,916
     45,900  Conexant Systems, Inc.*                          659,124
     49,800  Fairchild Semiconductor International
             Corp., Class A*                                1,404,360
    238,400  Intel Corp.                                    7,497,680
     81,000  Intersil Corp., Class A*                       2,612,250


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                             F-5

                         SELECT AGGRESSIVE GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Electronics (continued)
     89,200  KLA-Tencor Corp.* (a)                     $    4,420,752
     35,100  Marvell Technology Group, Ltd.* (a)            1,257,282
     34,700  Maxim Integrated Products, Inc.*               1,822,097
     69,600  Microchip Technology, Inc.*                    2,696,304
     59,000  Micron Technology, Inc.* (a)                   1,829,000
     98,000  Novellus Systems, Inc.* (a)                    3,866,100
     91,700  QLogic Corp.* (a)                              4,081,567
     60,600  STMicroelectronics NV (a)                      1,919,202
     59,000  Taiwan Semiconductor Manufacturing Co.,
             ADR* (a)                                       1,013,030
    213,400  Texas Instruments, Inc.                        5,975,200
                                                       --------------
                                                           46,228,431
                                                       --------------
             Entertainment & Leisure - 1.2%
     48,300  International Game Technology* (a)             3,298,890
      6,000  THQ, Inc.* (a)                                   290,820
     83,100  Westwood One, Inc.*                            2,497,155
                                                       --------------
                                                            6,086,865
                                                       --------------
             Financial Services - 2.6%
    192,900  Citigroup, Inc.                                9,737,592
     62,600  Household International, Inc.                  3,627,044
                                                       --------------
                                                           13,364,636
                                                       --------------

             Food Retailers - 0.5%
     29,800  Krispy Kreme Doughnuts, Inc.* (a)              1,317,160
     25,700  Whole Foods Market, Inc.* (a)                  1,119,492
                                                       --------------
                                                            2,436,652
                                                       --------------

             Heavy Machinery - 1.6%
     64,200  Applied Materials, Inc.*                       2,574,420
     52,300  Brooks Automation, Inc.* (a)                   2,127,041
    120,900  Lam Research Corp.* (a)                        2,807,298
     14,400  Smith International, Inc.*                       772,128
                                                       --------------
                                                            8,280,887
                                                       --------------

             Industrial - Diversified - 5.2%
    199,100  General Electric Co.                           7,979,928
     40,100  Minnesota Mining and Manufacturing Co.         4,740,221
    243,500  Tyco International, Ltd.                      14,342,150
                                                       --------------
                                                           27,062,299
                                                       --------------
             Insurance - 3.0%
    108,500  American International Group, Inc.             8,614,900
     45,700  Hartford Financial Services Group, Inc.        2,871,331
     14,030  Principal Financial Group*                       336,720
     40,900  XL Capital, Ltd., Class A (a)                  3,736,624
                                                       --------------
                                                           15,559,575
                                                       --------------
             Lodging - 0.4%
     54,500  Marriott International, Inc., Class A          2,215,425
                                                       --------------

             Media - Broadcasting &
             Publishing - 4.2%
     96,400  Clear Channel Communications, Inc.*            4,907,724
     71,500  Fox Entertainment Group, Class A*              1,896,895


                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Media - Broadcasting &
             Publishing (continued)
     18,600  New York Times Co., Class A               $      804,450
     63,400  Univision Communications, Inc.* (a)            2,565,164
     75,000  USA Networks, Inc.*                            2,048,250
    218,800  Viacom, Inc., Class B* (a)                     9,660,020
                                                       --------------
                                                           21,882,503
                                                       --------------

             Medical Supplies - 1.6%
     34,900  Applied Biosystems Group - Applera Corp.       1,370,523
     76,800  Baxter International, Inc.                     4,118,784
     78,300  LTX Corp.* (a)                                 1,639,602
     32,900  Waters Corp.*                                  1,274,875
                                                       --------------
                                                            8,403,784
                                                       --------------

             Oil & Gas - 1.9%
     49,000  BJ Services Co.*                               1,590,050
     39,500  Nabors Industries, Inc.*                       1,356,035
    119,400  Schlumberger, Ltd.                             6,561,030
                                                       --------------
                                                            9,507,115
                                                       --------------

             Pharmaceuticals - 14.9%
    106,600  Abbott Laboratories                            5,942,950
     96,500  American Home Products Corp.                   5,921,240
    108,400  Amgen, Inc.*                                   6,118,096
      5,700  Andrx Corp.* (a)                                 401,337
     45,300  Aventis SA, Sponsored ADR* (a)                 3,216,300
     13,100  Forest Laboratories, Inc.* (a)                 1,073,545
    138,800  Genentech, Inc.*                               7,529,900
     83,200  Genzyme Corp.* (a)                             4,980,352
     28,600  Gilead Sciences, Inc.*                         1,879,592
     17,000  ICOS Corp.* (a)                                  976,480
     70,300  Idec Pharmaceuticals Corp.* (a)                4,845,779
     56,804  Imclone Systems, Inc.* (a)                     2,639,114
    150,500  Johnson & Johnson (a)                          8,894,550
     10,900  Medicis Pharmaceutical, Class A*                 704,031
     72,700  Medimmune, Inc.*                               3,369,645
     22,800  Millennium Pharmaceuticals*                      558,828
     16,400  Myriad Genetics, Inc.* (a)                       863,296
     50,300  NBTY, Inc.*                                      588,510
    169,700  Pfizer, Inc. (a)                               6,762,545
     90,600  Pharmacia Corp. (a)                            3,864,090
     30,600  Protein Design Labs, Inc.* (a)                 1,003,680
     84,000  Sepracor, Inc.* (a)                            4,793,040
                                                       --------------
                                                           76,926,900
                                                       --------------

             Restaurants - 0.7%
     49,900  Brinker International, Inc.*                   1,485,024
     25,100  CEC Entertainment, Inc.*                       1,089,089
     24,500  Tricon Global Restaurants, Inc.*               1,205,400
                                                       --------------
                                                            3,779,513
                                                       --------------

             Retailers - 11.7%
    164,600  Bed Bath & Beyond, Inc.*                       5,579,940
     17,200  Best Buy Co., Inc.*                            1,281,056
     41,600  BJ's Wholesale Club, Inc.* (a)                 1,834,560
     62,100  Circuit City Stores-Circuit City Group         1,611,495


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-6

                         SELECT AGGRESSIVE GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Retailers (continued)
     68,500  Costco Wholesale Corp.*                   $    3,040,030
     53,400  eBay, Inc.* (a)                                3,572,460
     22,800  Electronics Boutique Holdings, Inc.*             910,632
      5,800  Family Dollar Stores, Inc.                       173,884
    233,000  Home Depot, Inc.                              11,885,330
    202,100  Lowes Cos., Inc.                               9,379,461
     24,100  O'Reilly Automotive, Inc.*                       878,927
     29,100  Pier 1 Imports, Inc.                             504,594
     37,700  Sears Roebuck & Co. (a)                        1,796,028
    115,000  Target Corp.                                   4,720,750
    125,100  Tiffany & Co.                                  3,936,897
    157,800  Wal-Mart Stores, Inc.                          9,081,390
      9,000  Williams-Sonoma, Inc.*                           386,100
                                                       --------------
                                                           60,573,534
                                                       --------------

             Securities Broker - 3.0%
     80,900  Goldman Sachs and Co. (a)                      7,503,475
     23,000  Lehman Brothers Holdings, Inc.                 1,536,400
     63,500  Merrill Lynch & Co., Inc.                      3,309,620
     59,200  Morgan Stanley Dean Witter & Co.               3,311,648
                                                       --------------
                                                           15,661,143
                                                       --------------

             Telephone Systems - 3.2%
    354,500  Liberty Media Group, Class A*                  4,963,000
     33,500  SK Telecom Co., Ltd., ADR                        724,270
    202,200  Sprint Corp. (PCS Group)* (a)                  4,935,702
    757,800  Vodafone Airtouch, Plc                         1,980,435
    156,100  Vodafone Group, Plc, Sponsored ADR (a)         4,008,648
                                                       --------------
                                                           16,612,055
                                                       --------------

             Textiles, Clothing & Fabrics - 0.6%
     53,700  Nike, Inc., Class B                            3,020,088
                                                       --------------

             Transportation - 0.1%
     17,300  Roadway Corp.                                    634,910
                                                       --------------
             Total Common Stocks                          502,893,451
                                                       --------------
             (Cost $502,329,067)

EXCHANGE-TRADED FUND - 0.3%

     31,000  Nasdaq-100 Index Tracking Stock*               1,206,210
                                                       --------------
             Total Exchange-Traded Fund                     1,206,210
                                                       --------------
             (Cost $1,226,490)

U.S. GOVERNMENT AND AGENCY OBLIGATION (b) - 2.2%

             Freddie Mac - 2.2%
 11,494,000  1.49%, 01/02/02                               11,493,524
                                                       --------------
             Total U.S. Government and Agency
             Obligation                                    11,493,524
                                                       --------------
             (Cost $11,493,524)
Total Investments - 99.8%                                 515,593,185
                                                       --------------
(Cost $515,049,081)
Net Other Assets and Liabilities - 0.2%                     1,082,820
                                                       --------------
Total Net Assets - 100.0%                              $  516,676,005
                                                       --------------
                                                       --------------

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $76,412,347. The value of collateral amounted to $78,706,587 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $523,426,087. Net unrealized appreciation (depreciation) aggregated $(7,832,902), of which $19,929,414 related to appreciated investment securities and $(27,762,316) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $296,940,970 of capital loss carryforwards.

For the period ended December 31, 2001, the Portfolio has elected to defer $12,564,209 and $9,568 of capital losses and currency losses attributable to Post-October losses, respectively.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: short-term capital gains - $35,275,086 and long-term capital gains - $104,735,877. Distributions of short-term capital gains are taxed as ordinary income for Federal income tax purposes.

At December 31, 2001, the Portfolio had a capital loss carryforward of $296,940,970 which expires in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,303,951,863 and $1,468,585,172 of non-governmental issuers, respectively, and $5,294,535 and $5,294,209 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                             F-7

                        SELECT CAPITAL APPRECIATION FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                          Value
  Shares                                                 (Note 2)
--------------------------------------------------------------------

COMMON STOCKS - 97.4%

            Advertising - 2.4%
    70,000  Catalina Marketing Corp.*                 $    2,429,000
   135,000  Lamar Advertising Company*                     5,715,900
    50,000  TMP Worldwide, Inc.* (a)                       2,145,000
                                                      --------------
                                                          10,289,900
                                                      --------------

            Automotive - 1.0%
    90,000  ITT Industries, Inc.                           4,545,000
                                                      --------------

            Banking - 0.6%
    33,800  Capital One Financial Corp.                    1,823,510
    35,000  Silicon Valley Bancshares*                       935,550
                                                      --------------
                                                           2,759,060
                                                      --------------

            Beverages, Food & Tobacco - 1.1%
   166,000  Starbucks Corp.* (a)                           3,162,300
    69,000  Sysco Corp.                                    1,809,180
                                                      --------------
                                                           4,971,480
                                                      --------------

            Commercial Services - 14.5%
    27,000  Apollo Group, Inc.* (a)                        1,215,270
    61,000  BISYS Group, Inc.* (a)                         3,903,390
    73,000  Celestica, Inc.* (a)                           2,948,470
   136,000  Certegy, Inc.*                                 4,653,920
    76,000  ChoicePoint, Inc.*                             3,852,440
   321,000  Concord EFS, Inc.* (a)                        10,522,380
   116,000  Convergys Corp.*                               4,348,840
    47,000  Invitrogen Corp.* (a)                          2,910,710
    90,000  Iron Mountain, Inc.* (a)                       3,942,000
   262,000  KPMG Consulting, Inc.*                         4,341,340
   156,000  Manpower, Inc.                                 5,258,760
   283,000  Republic Services, Inc.*                       5,651,510
   263,000  Robert Half International, Inc.*               7,022,100
   100,000  Viad Corp.                                     2,368,000
    34,500  WebMD Corp.*                                     243,570
                                                      --------------
                                                          63,182,700
                                                      --------------
            Communications - 3.1%
    40,900  L-3 Communications Holdings, Inc.* (a)         3,681,000
    77,000  Mercury Interactive Corp.*                     2,616,460
   221,000  Rockwell Collins, Inc.                         4,309,500
   168,600  Rogers Communications, Inc.                    2,822,001
                                                      --------------
                                                          13,428,961
                                                      --------------

            Computer Software & Processing - 9.1%
    66,200  Adobe Systems, Inc.                            2,055,510
   119,500  Affiliated Computer Services, Class
            A* (a)                                        12,682,535
    33,000  Brocade Communications Systems, Inc.*          1,092,960
   175,000  Ceridian Corp.*                                3,281,250
    77,000  Electronic Arts, Inc.*                         4,616,150
    50,000  Fiserv, Inc.*                                  2,116,000
    53,500  Internet Security Systems, Inc.* (a)           1,715,210
    49,000  Intuit, Inc.*                                  2,096,220
    20,100  Lawson Software, Inc.*                           316,575


                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Computer Software &
            Processing (continued)
     2,100  Netiq Corp.*                              $       74,046
   167,500  Peregrine Systems, Inc.*                       2,484,025
   106,500  RealNetworks, Inc.*                              632,610
    91,000  SunGard Data Systems, Inc.*                    2,632,630
   100,000  VeriSign, Inc.* (a)                            3,804,000
                                                      --------------
                                                          39,599,721
                                                      --------------

            Computers & Information - 1.0%
    77,800  Informatica Corp.*                             1,128,878
    24,000  Lexmark International Group, Inc.*             1,416,000
    37,000  Siebel Systems, Inc.*                          1,035,260
    54,000  Symbol Technologies, Inc.                        857,520
                                                      --------------
                                                           4,437,658
                                                      --------------

            Electrical Equipment - 0.5%
    45,000  Teleflex, Inc.                                 2,128,950
                                                      --------------

            Electronics - 6.8%
    45,000  Analog Devices, Inc.*                          1,997,550
    13,000  Cabot Microelectronics Corp.* (a)              1,030,250
    62,100  Garmin, Ltd.* (a)                              1,323,972
    66,000  Intersil Corp., Class A*                       2,128,500
   133,000  Jabil Circuit, Inc.* (a)                       3,021,760
    63,000  KLA-Tencor Corp.* (a)                          3,122,280
   253,000  Lattice Semiconductor Corp.*                   5,204,210
    87,000  Maxim Integrated Products, Inc.*               4,568,370
    68,000  Molex Inc., Class A                            1,839,400
    54,000  Novellus Systems, Inc.* (a)                    2,130,300
   166,000  Sanmina Corp.* (a)                             3,303,400
                                                      --------------
                                                          29,669,992
                                                      --------------

            Financial Services - 4.5%
   104,000  Federated Investors, Inc., Class B             3,315,520
   120,900  Franklin Resources, Inc.                       4,264,143
    37,000  Legg Mason, Inc.                               1,849,260
    17,000  Nationwide Financial Services, Inc.              704,820
   287,000  Waddell & Reed Financial, Class A              9,241,400
                                                      --------------
                                                          19,375,143
                                                      --------------

            Food Retailers - 1.5%
   150,000  Whole Foods Market, Inc.* (a)                  6,534,000
                                                      --------------

            Health Care Providers - 5.4%
   135,000  Davita, Inc.*                                  3,300,750
   171,000  Health Management Associates, Inc.,
            Class A*                                       3,146,400
    65,000  Laboratory Corp. of America
            Holdings* (a)                                  5,255,250
   106,000  Lincare Holding, Inc.*                         3,036,900
    76,000  Wellpoint Health Networks, Inc.*               8,880,600
                                                      --------------
                                                          23,619,900
                                                      --------------

            Heavy Machinery - 1.5%
    60,000  Cooper Cameron Corp.*                          2,421,600
    80,000  Smith International, Inc.*                     4,289,600
                                                      --------------
                                                           6,711,200
                                                      --------------


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-8

                        SELECT CAPITAL APPRECIATION FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Insurance - 5.7%
    80,000  ACE, Ltd.                                 $    3,212,000
    93,000  Anthem, Inc.* (a)                              4,603,500
    81,000  Principal Financial Group*                     1,944,000
    32,000  Progressive Corp.                              4,777,600
    95,000  Protective Life Corp.                          2,748,350
   115,000  Radian Group, Inc.                             4,939,250
    41,000  The PMI Group, Inc.                            2,747,410
                                                      --------------
                                                          24,972,110
                                                      --------------
            Media - Broadcasting &
            Publishing - 2.0%
   257,000  Charter Communications, Inc., Class
            A* (a)                                         4,222,510
   123,000  Cox Radio, Inc.*                               3,134,040
    28,300  Entercom Communications Corp.*                 1,415,000
     5,400  Rogers Communications, Inc., Class B*             90,720
                                                      --------------
                                                           8,862,270
                                                      --------------
            Medical Supplies - 5.9%
    48,000  Allergan, Inc.                                 3,602,400
   205,000  Apogent Technologies, Inc.*                    5,289,000
    76,000  Danaher Corp. (a)                              4,583,560
   326,000  Omnicare, Inc.                                 8,110,880
   104,000  Waters Corp.*                                  4,030,000
                                                      --------------
                                                          25,615,840
                                                      --------------
            Oil & Gas - 6.0%
   197,700  BJ Services Co.*                               6,415,365
   113,000  Devon Energy Corp. (a)                         4,367,450
   167,200  Diamond Offshore Drilling, Inc. (a)            5,082,880
   122,000  EOG Resources, Inc. (a)                        4,771,420
   273,000  Ocean Energy, Inc.                             5,241,600
    21,500  XTO Energy, Inc.                                 376,250
                                                      --------------
                                                          26,254,965
                                                      --------------

            Personal Services - 0.6%
    81,000  Weight Watchers International, Inc.*           2,739,420
                                                      --------------

            Pharmaceuticals - 11.5%
    31,000  Abgenix, Inc.* (a)                             1,042,840
    99,000  Alkermes, Inc.* (a)                            2,609,640
    90,000  AmerisourceBergen Corp.                        5,719,500
    45,000  Biovail Corp.* (a)                             2,531,250
    66,400  Cephalon, Inc.* (a)                            5,018,844
   117,000  Gilead Sciences, Inc.* (a)                     7,689,240
    47,000  Human Genome Sciences, Inc.*                   1,584,840
    48,600  Idec Pharmaceuticals Corp.* (a)                3,349,998
   102,000  King Pharmaceuticals, Inc.*                    4,297,260
   114,000  Medimmune, Inc.*                               5,283,900
    14,000  Protein Design Labs, Inc.* (a)                   459,200
    45,000  Sepracor, Inc.* (a)                            2,567,700
    85,000  Shire Pharmaceuticals Group, Plc,
            ADR* (a)                                       3,111,000
    55,000  Teva Pharmaceutical Industries, Ltd.,
            Sponsored ADR                                  3,389,650
    52,000  Vertex Pharmaceuticals, Inc.*                  1,278,680
                                                      --------------
                                                          49,933,542
                                                      --------------


                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------


            Restaurants - 0.9%
   116,000  Outback Steakhouse, Inc.*                 $    3,973,000
                                                      --------------

            Retailers - 7.2%
    74,800  Best Buy Co., Inc.*                            5,571,104
    79,000  BJ's Wholesale Club, Inc.*                     3,483,900
   173,000  Dollar Tree Stores, Inc.* (a)                  5,347,430
   191,000  Family Dollar Stores, Inc.                     5,726,180
    80,000  MSC Industrial Co., Class A*                   1,580,000
   136,500  O'Reilly Automotive, Inc.* (a)                 4,978,155
   112,000  TJX Cos., Inc.                                 4,464,320
                                                      --------------
                                                          31,151,089
                                                      --------------

            Telephone Systems - 2.2%
   113,000  Triton PCS Holdings, Inc.*                     3,316,550
   226,000  Western Wireless Corp., Class A*               6,384,500
                                                      --------------
                                                           9,701,050
                                                      --------------

            Textiles, Clothing & Fabrics - 0.6%
    61,600  Coach, Inc.*                                   2,401,168
                                                      --------------

            Transportation - 1.8%
    34,000  C.H. Robinson Worldwide, Inc.                    983,110
    43,000  Expeditors International of Washington,
            Inc.                                           2,448,850
   103,000  Sabre Group Holdings, Inc.*                    4,362,050
                                                      --------------
                                                           7,794,010
                                                      --------------
            Total Common Stocks                          424,652,129
                                                      --------------
            (Cost $326,278,213)


   Par
  Value
  -----


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (b) - 1.8%

            Federal Home Loan Bank - 0.6%
$2,774,000  1.72%, 01/02/02                                2,773,868
                                                      --------------

            U.S. Treasury Bills - 1.2%
 5,000,000  1.75%, 02/08/02                                4,991,250
                                                      --------------
            Total U.S. Government and Agency
            Obligations                                    7,765,118
                                                      --------------
            (Cost $7,765,118)
Total Investments - 99.2%                                432,417,247
                                                      --------------
(Cost $334,043,331)
Net Other Assets and Liabilities - 0.8%                    3,446,458
                                                      --------------
Total Net Assets - 100.0%                             $  435,863,705
                                                      --------------
                                                      --------------


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $95,063,209. The value of collateral amounted to $98,017,546 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                             F-9

                        SELECT CAPITAL APPRECIATION FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $336,266,773. Net unrealized appreciation (depreciation) aggregated $96,150,474, of which $111,504,335 related to appreciated investment securities and $(15,353,861) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $1,888,868 of capital loss carryforwards.

For the period ended December 31, 2001, the Portfolio has elected to defer $7,077,532 of capital losses attributable to Post-October losses.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: long-term capital gains - $33,055,839.

At December 31, 2001, the Portfolio had capital loss carryforwards which expire as follows: $1,457,131 in 2008; $1,888,868 in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $193,520,985 and $264,446,329 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-10

                         SELECT VALUE OPPORTUNITY FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                          Value
  Shares                                                 (Note 2)
--------------------------------------------------------------------

COMMON STOCKS - 95.1%
            Advertising - 2.0%
   208,200  ADVO, Inc.*                               $    8,952,600
                                                      --------------

            Aerospace & Defense - 1.5%
   289,600  Embraer - Empresa Brasileira de
            Aeronautica SA, ADR (a)                        6,408,848
    21,100  United Defense Industries, Inc.* (a)             444,155
                                                      --------------
                                                           6,853,003
                                                      --------------

            Automotive - 3.1%
 1,116,200  AutoNation, Inc.* (a)                         13,762,746
                                                      --------------

            Banking - 8.6%
   318,252  Charter One Financial, Inc.                    8,640,542
   406,900  Hibernia Corp., Class A                        7,238,751
   434,400  Huntington Bancshares, Inc.                    7,467,336
   412,800  North Fork Bancorp., Inc.                     13,205,472
    33,500  UnionBanCal Corp.                              1,273,000
                                                      --------------
                                                          37,825,101
                                                      --------------

            Chemicals - 6.8%
   135,100  Avery Dennison Corp.                           7,637,203
   449,300  Georgia Gulf Corp.                             8,312,050
   327,500  Lyondell Chemical Co.                          4,693,075
   501,600  Royal Group Technologies, Ltd.*                9,254,520
                                                      --------------
                                                          29,896,848
                                                      --------------

            Coal - 4.3%
   155,000  Arch Coal, Inc.                                3,518,500
   216,100  Consol Energy, Inc.                            5,367,924
   476,000  Massey Energy Co.                              9,867,480
                                                      --------------
                                                          18,753,904
                                                      --------------

            Commercial Services - 7.8%
   185,300  Aramark Services, Inc., Class B* (a)           4,984,570
   521,400  KPMG Consulting, Inc.*                         8,639,598
   246,800  Manpower, Inc.                                 8,319,628
   530,800  Viad Corp.                                    12,569,344
                                                      --------------
                                                          34,513,140
                                                      --------------

            Communications - 5.1%
    39,600  L-3 Communications Holdings, Inc.* (a)         3,564,000
   493,600  Rockwell Collins, Inc.                         9,625,200
   737,900  Telecorp PCS, Inc.* (a)                        9,201,613
                                                      --------------
                                                          22,390,813
                                                      --------------

            Computer Software & Processing - 2.9%
   271,600  Acxiom Corp.*                                  4,744,852
   434,600  Ceridian Corp.*                                8,148,750
                                                      --------------
                                                          12,893,602
                                                      --------------

            Computers & Information - 0.6%
   231,900  Ikon Office Solutions, Inc.                    2,710,911
                                                      --------------


                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------


            Containers & Packaging - 0.5%
   116,200  Packaging Corp. of America*               $    2,109,030
                                                      --------------

            Electric Utilities - 5.5%
   251,200  Allete                                         6,330,240
    76,500  NRG Energy, Inc.*                              1,185,750
   334,000  PG&E Corp.*                                    6,426,160
   162,300  PPL Resources, Inc.                            5,656,155
   270,200  Western Resources, Inc.                        4,647,440
                                                      --------------
                                                          24,245,745
                                                      --------------

            Electrical Equipment - 0.9%
   179,100  Thomas & Betts Corp.                           3,787,965
                                                      --------------

            Electronics - 1.5%
   112,800  Millipore Corp.                                6,846,960
                                                      --------------

            Entertainment & Leisure - 1.8%
   361,700  Metro-Goldwyn-Mayer, Inc.*                     7,921,230
                                                      --------------

            Financial Services - 1.1%
    17,100  Federated Investors, Inc., Class B               545,148
   128,700  T. Rowe Price Group, Inc.                      4,469,751
                                                      --------------
                                                           5,014,899
                                                      --------------

            Health Care Providers - 1.9%
    72,700  Wellpoint Health Networks, Inc.*               8,494,995
                                                      --------------

            Heavy Machinery - 0.8%
    95,200  Pentair, Inc.                                  3,475,752
                                                      --------------

            Industrial - Diversified - 0.6%
    48,400  FMC Corp.*                                     2,879,800
                                                      --------------

            Insurance - 7.4%
   347,900  AON Corp.                                     12,357,408
   202,000  Everest Re Group, Ltd.                        14,281,400
   196,100  Oxford Health Plans, Inc.*                     5,910,454
                                                      --------------
                                                          32,549,262
                                                      --------------

            Media - Broadcasting &
            Publishing - 3.1%
   347,600  Cablevision Systems Corp. - Rainbow
            Media Group* (a)                               8,585,720
   272,800  Mediacom Communications Corp.* (a)             4,981,328
                                                      --------------
                                                          13,567,048
                                                      --------------

            Medical Supplies - 3.5%
    71,500  Apogent Technologies, Inc.*                    1,844,700
   376,300  Edwards Lifesciences Corp.*                   10,397,169
    80,200  Waters Corp.*                                  3,107,750
                                                      --------------
                                                          15,349,619
                                                      --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-11

                         SELECT VALUE OPPORTUNITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Oil & Gas - 4.7%
   219,100  Alberta Energy Co., Ltd. (a)              $    8,292,935
   168,500  Forest Oil Corp.*                              4,753,385
   135,700  Kinder Morgan, Inc.                            7,557,133
                                                      --------------
                                                          20,603,453
                                                      --------------

            Pharmaceuticals - 1.6%
   209,600  ICN Pharmaceuticals, Inc. (a)                  7,021,600
                                                      --------------

            Restaurants - 5.4%
   236,000  AFC Enterprises, Inc.* (a)                     6,700,040
   133,900  CEC Entertainment, Inc.*                       5,809,921
   325,700  Outback Steakhouse, Inc.*                     11,155,225
                                                      --------------
                                                          23,665,186
                                                      --------------

            Retailers - 6.0%
   405,500  Dollar Tree Stores, Inc.*                     12,534,005
   667,500  Toys "R" Us, Inc.*                            13,843,950
                                                      --------------
                                                          26,377,955
                                                      --------------

            Securities Broker - 1.8%
   133,100  Bear Stearns Cos., Inc.                        7,804,984
                                                      --------------

            Technology Products - 0.9%
    89,300  Tech Data Corp.* (a)                           3,864,904
                                                      --------------

            Transportation - 3.4%
   278,100  CNF Transportation, Inc.                       9,330,255
   129,000  Sabre Group Holdings, Inc.*                    5,463,150
                                                      --------------
                                                          14,793,405
                                                      --------------
            Total Common Stocks                          418,926,460
                                                      --------------
            (Cost $357,123,966)
Total Investments - 95.1%                                418,926,460
                                                      --------------
(Cost $357,123,966)
Net Other Assets and Liabilities - 4.9%                   21,408,629
                                                      --------------
Total Net Assets - 100.0%                             $  440,335,089
                                                      --------------
                                                      --------------


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $29,433,201. The value of collateral amounted to $30,397,705 which consisted of cash equivalents.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $357,474,367. Net unrealized appreciation (depreciation) aggregated $61,452,093, of which $76,903,720 related to appreciated investment securities and $(15,451,627) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $30,015,319 and $9,687,542 of undistributed ordinary income and undistributed long-term capital gains, respectively.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: ordinary income - $2,475,545; short-term capital gains - $34,485,860; and long-term capital gains - $7,326,754. Distributions of short-term capital gains are taxed as ordinary income for Federal income tax purposes.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $377,323,360 and $388,242,504 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-12

                        SELECT INTERNATIONAL EQUITY FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

COMMON STOCKS - 98.9%

             Australia - 2.8%
    484,357  Brambles Industries, Ltd.                 $    2,578,474
    201,640  National Australia Bank, Ltd.                  3,288,426
    418,586  News Corp., Ltd.                               3,347,223
    456,637  Westpac Banking Corp., Ltd.                    3,682,595
                                                       --------------
                                                           12,896,718
                                                       --------------

             Belgium - 0.5%
     93,565  Fortis Group*                                  2,423,446
                                                       --------------

             China - 0.7%
 17,022,000  Petrochina Co., Ltd.                           3,012,894
                                                       --------------

             Denmark - 0.5%
     58,560  Tele Danmark                                   2,085,743
                                                       --------------

             Finland - 0.7%
    118,755  Nokia Oyj                                      3,061,100
                                                       --------------

             France - 10.7%
    210,440  Alcatel Alsthom                                3,596,314
    182,463  Aventis                                       12,951,862
    334,158  Axa                                            6,980,594
     44,140  Lafarge SA                                     4,121,303
     97,110  TOTAL Fina Elf SA, Class B                    13,864,210
    141,326  Vivendi Universal SA                           7,736,143
                                                       --------------
                                                           49,250,426
                                                       --------------

             Germany - 5.4%
    185,740  Bayer AG                                       5,918,549
    189,609  Bayerische Motoren Werke (BMW) AG              6,607,210
     81,895  Bayerische HypoVereinsbank                     2,489,289
    192,973  Veba AG                                       10,030,814
                                                       --------------
                                                           25,045,862
                                                       --------------
             Hong Kong - 2.2%
    522,000  Cheung Kong Holdings, Ltd.                     5,422,379
    500,500  China Telecom, Ltd.*                           1,761,910
    385,000  Sun Hung Kai Properties, Ltd.                  3,110,530
                                                       --------------
                                                           10,294,819
                                                       --------------

             Italy - 3.7%
    617,197  ENI SpA (a)                                    7,734,898
  1,075,770  Telecom Italia Spa (a)                         9,192,132
                                                       --------------
                                                           16,927,030
                                                       --------------

             Japan - 14.3%
     40,400  Acom Co., Ltd.                                 2,945,192
    333,000  Canon, Inc.                                   11,464,357
    151,000  Fuji Photo Film                                5,394,505
    877,000  Hitachi, Ltd. (Hit. Seisakusho)                6,426,831
    110,500  Honda Motor Co., Ltd.                          4,411,569
     58,700  Hoya Corp.                                     3,508,558
     43,200  Murata Manufacturing Co., Ltd.                 2,592,000
    416,000  NEC Corp.                                      4,245,738


                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Japan (continued)
     32,600  Nintendo Co., Ltd.                        $    5,711,220
        383  NTT Mobile Communcations Network, Inc.         4,502,443
     19,100  Rohm Co., Ltd.                                 2,480,083
     27,700  SMC Corp.                                      2,820,749
     72,400  Sony Corp.                                     3,310,504
    131,000  Takeda Chemical Industries, Ltd.               5,930,003
                                                       --------------
                                                           65,743,752
                                                       --------------

             Netherlands - 13.2%
    433,227  ABN-Amro Holdings                              6,975,605
    296,231  Elsevier NV                                    3,501,510
     73,031  Heineken NV                                    2,768,481
    639,944  ING Groep NV                                  16,313,324
    356,838  Koninklijke (Royal) Philips Electronics
             NV                                            10,601,907
    392,625  Koninklijke Ahold NV                          11,420,558
     80,320  Royal Dutch Petroleum Co.                      4,067,830
    136,535  TNT Post Group NV                              2,953,088
     65,469  VNU NV                                         2,010,979
                                                       --------------
                                                           60,613,282
                                                       --------------

             Portugal - 0.3%
    621,234  Electricidade de Portugal SA                   1,349,196
                                                       --------------

             Singapore - 0.3%
    126,000  Singapore Press Holdings, Ltd.                 1,487,569
                                                       --------------

             South Korea - 0.4%
     72,550  Pohang Iron & Steel Co., Sponsored ADR
             (a)                                            1,668,650
                                                       --------------

             Spain - 3.0%
    908,444  Banco de Santander                             7,608,764
    480,164  Telefonica SA*                                 6,423,538
                                                       --------------
                                                           14,032,302
                                                       --------------

             Sweden - 0.6%
    514,440  Ericsson AB                                    2,804,802
                                                       --------------

             Switzerland - 11.5%
     67,406  Nestle SA                                     14,376,264
    208,650  Novartis AG                                    7,542,468
     96,230  Roche Holdings AG                              6,870,254
    131,675  Swiss Reinsurance Co.                         13,248,414
    213,624  UBS AG*                                       10,785,449
                                                       --------------
                                                           52,822,849
                                                       --------------

             United Kingdom - 28.1%
    184,975  3i Group, Plc                                  2,311,522
    458,040  Barclays Bank, Plc                            15,150,360
    576,638  Cable & Wireless, Plc                          2,764,576
    627,760  Cadbury Schweppes, Plc                         4,009,064
    676,412  Compass Group, Plc, Sponsored ADR*             5,064,703
    876,700  Diageo, Plc                                    9,999,553
    389,794  EMI Group, Plc                                 2,031,723
    590,425  GlaxoSmithKline, Plc                          14,790,678
    728,190  Hilton Group, Plc                              2,233,941
    408,420  HSBC Holdings, Plc                             4,786,070


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-13

                        SELECT INTERNATIONAL EQUITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             United Kingdom (continued)
  1,247,406  Lloyds TSB Group, Plc                     $   13,475,228
    670,600  Prudential Corp., Plc                          7,697,549
    192,015  Railtrack Group, Plc (b)                               0
    345,250  Reuters Group, Plc                             3,413,349
    113,350  RMC Group, Plc                                 1,020,116
  1,527,076  Shell Transportation & Trading, Plc           10,551,637
    129,204  Smiths Group, Plc                              1,271,755
    790,998  Unilever, Plc                                  6,486,263
  5,604,766  Vodafone Airtouch, Plc                        14,647,495
    309,210  WPP Group, Plc                                 3,416,678
     96,960  Astrazeneca, Plc                               4,367,292
                                                       --------------
                                                          129,489,552
                                                       --------------
             Total Common Stocks                          455,009,992
                                                       --------------
             (Cost $519,805,970)
Total Investments - 98.9%                                 455,009,992
                                                       --------------
(Cost $519,805,970)
Net Other Assets and Liabilities - 1.1%                     4,996,458
                                                       --------------
Total Net Assets - 100.0%                              $  460,006,450
                                                       --------------
                                                       --------------


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $17,816,539. The value of collateral amounted to $18,962,860 which consisted of cash equivalents.
(b)  Company filed for bankruptcy; security valued by fund management.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $530,963,651. Net unrealized appreciation (depreciation) aggregated $(75,953,659), of which $10,602,681 related to appreciated investment securities and $(86,556,340) related to depreciated investment securities.

At December 31, 2001 there was no unrealized appreciation or depreciation for tax purposes on futures contracts, written options or assets and liabilities in foreign currency.

As of December 31, 2001, the components of distributable earnings (excluding depreciation disclosed above) on a tax basis consisted of $6,485,106 and $3,714,205 of undistributed ordinary income and undistributed long-term capital gains, respectively.

For the period ended December 31, 2001, the Portfolio has elected to defer $4,388,730 of capital losses attributable to Post-October losses.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: ordinary income - $8,201,709; short-term capital gains - $2,118,579; and long-term capital gains - $93,318,357. Distributions of short-term capital gains are taxed as ordinary income for Federal income tax purposes.

At December 31, 2001, the Portfolio had a capital loss carryforward of $609,421 which expires in 2008.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $141,721,818 and $216,624,492 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-14

                        SELECT INTERNATIONAL EQUITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:



Contracts To            Settlement   Contracts   In Exchange    Unrealized
  Deliver     Currency    Dates      At Value     for U.S. $   Appreciation
------------  --------  ----------  -----------  ------------  -------------

473,528,000       JPY    01/10/02   $3,616,595   $  3,878,738  $     262,143
583,551,000       JPY    01/28/02    4,461,072      4,721,287        260,215
301,110,000       JPY    02/13/02    2,303,663      2,400,191         96,528
452,208,000       JPY    02/19/02    3,460,634      3,552,302         91,668
                                    -----------  ------------  -------------
                                    $13,841,964  $ 14,552,518  $     710,554
                                    ===========  ============  =============


----------------------------------

JPY  Japanese Yen



         Industry Concentration of Common Stocks
       as a Percentage of Net Assets (Unaudited):

Advertising                                           0.7%
Automotive                                            2.4
Banking                                              15.4
Beverages, Food & Tobacco                             8.2
Building Materials                                    0.2
Chemicals                                             2.5
Commercial Services                                   0.6
Communications                                        2.6
Electric Utilities                                    2.5
Electrical Equipment                                  2.0
Electronics                                           7.3
Entertainment & Leisure                               1.7
Financial Services                                    3.4
Food Retailers                                        3.6
Heavy Machinery                                       1.5
Industrial                                            1.7
Insurance                                             6.6
Lodging                                               0.5
Media - Broadcasting & Publishing                     3.0
Medical Supplies                                      0.8
Metals                                                0.4
Oil & Gas                                             8.5
Pharmaceuticals                                      11.4
Real Estate                                           1.8
Telephone Systems                                     9.0
Transportation                                        0.6
Net Other Assets and Liabilites                       1.1
                                                    -----
Total                                               100.0%
                                                    =====


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-15

                               SELECT GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
   Shares                                                  (Note 2)
----------------------------------------------------------------------

COMMON STOCKS - 99.7%

              Advertising - 0.1%
      19,600  TMP Worldwide, Inc.* (a)                  $      840,840
                                                        --------------

              Aerospace & Defense - 2.2%
      27,600  General Dynamics Corp.                         2,198,064
     194,100  Lockheed Martin Corp.                          9,058,647
      30,200  Northrop Grumman Corp.                         3,044,462
                                                        --------------
                                                            14,301,173
                                                        --------------
              Apparel Retailers - 1.5%
     140,900  Kohls Corp.*                                   9,924,996
                                                        --------------

              Automotive - 1.1%
     131,300  Harley-Davidson, Inc. (a)                      7,130,903
                                                        --------------

              Banking - 5.0%
     113,700  Bank of New York Co., Inc.                     4,638,960
     130,200  Capital One Financial Corp.* (a)               7,024,290
     139,750  Fifth Third Bancorp                            8,570,867
     298,800  MBNA Corp.                                    10,517,760
      36,100  Suntrust Banks, Inc.                           2,263,470
                                                        --------------
                                                            33,015,347
                                                        --------------

              Beverages, Food & Tobacco - 6.4%
     232,300  Kraft Foods, Inc.*                             7,905,169
     249,600  Pepsi Bottling Group, Inc.                     5,865,600
     171,000  PepsiCo, Inc.                                  8,325,990
     239,700  Philip Morris Cos., Inc.                      10,990,245
     289,500  Starbucks Corp.* (a)                           5,514,975
     147,700  Sysco Corp.                                    3,872,694
                                                        --------------
                                                            42,474,673
                                                        --------------

              Commercial Services - 2.1%
      52,800  Automatic Data Processing, Inc.                3,109,920
     278,000  Cendant Corp.* (a)                             5,451,580
     160,400  Waste Management, Inc.                         5,118,364
                                                        --------------
                                                            13,679,864
                                                        --------------
              Communications - 3.0%
     212,700  AOL Time Warner, Inc.*                         6,827,670
     246,900  Echostar Communications Corp.* (a)             6,782,343
      83,200  Network Appliance, Inc.*                       1,819,584
      90,000  Qualcomm, Inc.*                                4,545,000
                                                        --------------
                                                            19,974,597
                                                        --------------
              Computer Software & Processing - 6.4%
      80,300  Electronic Arts, Inc.*                         4,813,985
      99,500  Electronic Data Systems Corp. (a)              6,820,725
      78,500  Juniper Networks, Inc.*                        1,487,575
     376,800  Microsoft Corp.*                              24,963,000
      22,600  PeopleSoft, Inc.*                                908,520
      15,600  VeriSign, Inc.* (a)                              593,424
      60,450  VERITAS Software Corp.*                        2,709,974
                                                        --------------
                                                            42,297,203
                                                        --------------


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------


              Computers & Information - 6.6%
     962,300  Cisco Systems, Inc.*                      $   17,427,253
     215,300  Dell Computer Corp.*                           5,851,854
     190,800  EMC Corp.*                                     2,564,352
     288,700  Hewlett-Packard Co.                            5,929,898
      97,900  International Business Machines Corp.         11,841,984
                                                        --------------
                                                            43,615,341
                                                        --------------

              Cosmetics & Personal Care - 1.7%
     153,100  Avon Products, Inc.                            7,119,150
      71,700  Colgate-Palmolive Co.                          4,140,675
                                                        --------------
                                                            11,259,825
                                                        --------------

              Electric Utilities - 0.3%
      39,600  Florida Power & Light Group Capital,
              Inc.                                           2,233,440
                                                        --------------

              Electronics - 7.4%
      63,600  Broadcom Corp.*                                2,599,332
     531,500  Intel Corp.                                   16,715,675
      52,200  Jabil Circuit, Inc.*                           1,185,984
     179,200  Linear Technology Corp. (a)                    6,995,968
     161,400  LSI Logic Corp.* (a)                           2,546,892
     167,100  Maxim Integrated Products, Inc.*               8,774,421
     124,400  Motorola, Inc.                                 1,868,488
     253,300  PMC-Sierra, Inc.* (a)                          5,385,158
     140,500  Sanmina Corp.*                                 2,795,950
                                                        --------------
                                                            48,867,868
                                                        --------------

              Entertainment & Leisure - 2.0%
      95,900  Mattel, Inc.                                   1,649,480
     571,100  Walt Disney Co.                               11,833,192
                                                        --------------
                                                            13,482,672
                                                        --------------

              Financial Services - 9.2%
     634,100  Citigroup, Inc.                               32,009,368
     116,200  Countrywide Credit Industries, Inc.            4,760,714
     150,100  Fannie Mae                                    11,932,950
      17,500  Freddie Mac                                    1,144,500
     184,600  Household International, Inc. (a)             10,695,724
                                                        --------------
                                                            60,543,256
                                                        --------------

              Health Care Providers - 1.9%
     187,900  HCA - The Healthcare Corporation               7,241,666
     202,800  HealthSouth Corp.*                             3,005,496
      17,900  Wellpoint Health Networks, Inc.*               2,091,615
                                                        --------------
                                                            12,338,777
                                                        --------------

              Industrial - Diversified - 6.1%
     339,600  General Electric Co.                          13,611,168
     450,200  Tyco International, Ltd.                      26,516,780
                                                        --------------
                                                            40,127,948
                                                        --------------


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-16

                               SELECT GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Insurance - 4.9%
     139,000  ACE, Ltd.                                 $    5,580,850
     183,400  American International Group, Inc.            14,561,960
     174,200  Unitedhealth Group, Inc. (a)                  12,328,134
                                                        --------------
                                                            32,470,944
                                                        --------------
              Lodging - 0.4%
      71,800  Marriott International, Inc., Class A          2,918,670
                                                        --------------

              Media - Broadcasting &
              Publishing - 2.7%
      77,100  Clear Channel Communications, Inc.*            3,925,161
     310,700  Viacom, Inc., Class B*                        13,717,405
                                                        --------------
                                                            17,642,566
                                                        --------------

              Medical Supplies - 4.3%
     125,400  Allergan, Inc. (a)                             9,411,270
      65,300  Applied Biosystems Group - Applera
              Corp. (a)                                      2,564,331
      83,000  Baxter International, Inc.                     4,451,290
     201,600  Medtronic, Inc.                               10,323,936
      45,200  Zimmer Holdings, Inc.*                         1,380,408
                                                        --------------
                                                            28,131,235
                                                        --------------

              Oil & Gas - 1.1%
      46,310  Apache Corp.                                   2,309,943
     127,700  Dynegy, Inc. (a)                               3,256,350
      38,800  Royal Dutch Petroleum Co.                      1,901,976
                                                        --------------
                                                             7,468,269
                                                        --------------
              Pharmaceuticals - 11.1%
      87,200  American Home Products Corp.                   5,350,592
      12,300  Amgen, Inc.*                                     694,212
      26,850  Cardinal Health, Inc.                          1,736,121
      34,700  Genzyme Corp.*                                 2,077,142
     105,700  Johnson & Johnson                              6,246,870
      95,200  King Pharmaceuticals, Inc.*                    4,010,776
      77,100  Lilly (Eli) & Co.                              6,055,434
     742,475  Pfizer, Inc.                                  29,587,629
     152,700  Pharmacia Corp.                                6,512,655
     303,000  Schering-Plough Corp.                         10,850,430
                                                        --------------
                                                            73,121,861
                                                        --------------

              Retailers - 5.2%
      43,500  AutoZone, Inc.* (a)                            3,123,300
     245,300  Lowes Cos., Inc.                              11,384,373


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Retailers (continued)
     309,000  Rite Aid Corp.* (a)                       $    1,563,540
      72,200  Staples, Inc.*                                 1,350,140
      42,100  Target Corp.                                   1,728,205
     108,500  TJX Cos., Inc.                                 4,324,810
     188,600  Wal-Mart Stores, Inc.                         10,853,930
                                                        --------------
                                                            34,328,298
                                                        --------------

              Securities Broker - 3.2%
     160,500  Lehman Brothers Holdings, Inc.                10,721,400
     189,000  Morgan Stanley Dean Witter & Co.              10,572,660
                                                        --------------
                                                            21,294,060
                                                        --------------

              Telephone Systems - 3.8%
     124,000  Qwest Communications International, Inc.       1,752,120
     306,300  SBC Communications, Inc.                      11,997,771
     261,100  Sprint Corp.                                   5,242,888
     251,600  Sprint Corp. (PCS Group)* (a)                  6,141,556
                                                        --------------
                                                            25,134,335
                                                        --------------
              Total Common Stocks                          658,618,961
                                                        --------------
              (Cost $639,840,183)

INVESTMENT COMPANY - 0.2%

   1,665,564  Marshall Money Market Fund                     1,665,564
                                                        --------------
              Total Investment Company                       1,665,564
                                                        --------------
              (Cost $1,665,564)
Total Investments - 99.9%                                  660,284,525
                                                        --------------
(Cost $641,505,747)
Net Other Assets and Liabilities - 0.1%                        608,015
                                                        --------------
Total Net Assets - 100.0%                               $  660,892,540
                                                        --------------
                                                        --------------


----------------------------------

*    Non-income producing security.
(a) All or a poriton of this security is out on loan at December 31, 2001; the value of securities loaned amounted to $61,197,545. The value of collateral amounted to $63,268,388 which consisted of cash equivalents.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-17

                               SELECT GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $645,073,390. Net unrealized appreciation (depreciation) aggregated $15,211,135, of which $53,426,610 related to appreciated investment securities and $(38,215,475) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $925,318 and $140,904,250 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2001, the Portfolio has elected to defer $6,719,089 of capital losses attributable to Post-October losses.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: long-term capital gains - $39,916,097.

At December 31, 2001, the Portfolio had a capital loss carryforward of $140,904,250 which expires in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $718,798,806 and $835,682,122 of non-governmental issuers, respectively, and $5,494,375 and $6,171,841 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-18

                          SELECT STRATEGIC GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                       Value
Shares                                                (Note 2)
-----------------------------------------------------------------

COMMON STOCKS - 93.3%

         Advertising - 0.3%
32,600   Ventiv Health, Inc.*                      $      119,316
                                                   --------------
         Beverages, Food & Tobacco - 0.4%
13,400   Peet's Coffee & Tea, Inc.*                       151,152
                                                   --------------
         Commercial Services - 16.5%
 8,100   Celgene Corp.*                                   258,552
32,900   Corporate Executive Board Co.*                 1,207,430
32,600   CSG Systems International, Inc.*               1,318,670
 2,100   DiamondCluster International, Inc.,
         Class A*                                          27,510
65,200   Interwoven, Inc.*                                635,048
15,600   Lexicon Genetics, Inc.*                          180,024
22,300   Macrovision Corp.*                               785,406
25,800   Overture Services, Inc.*                         914,094
 9,300   Resources Connection, Inc.*                      244,869
 7,900   The Advisory Board Co.*                          218,830
                                                   --------------
                                                        5,790,433
                                                   --------------
         Communications - 7.1%
10,300   Advanced Fibre Communications, Inc.*             182,001
12,800   Mercury Interactive Corp.*                       434,944
12,614   Openwave Systems, Inc.*                          123,491
21,700   Polycom, Inc.*                                   739,319
14,700   Raindance Communications, Inc.*                   83,937
16,700   Sonus Networks, Inc.*                             77,154
33,800   WebEx Communications, Inc.*                      839,930
                                                   --------------
                                                        2,480,776
                                                   --------------

         Computer Software & Processing - 17.7%
 7,900   Agile Software Corp.*                            136,038
 7,200   CheckFree Corp.*                                 129,600
18,300   DigitalThink, Inc.*                              197,640
20,900   Docent, Inc.*                                     66,253
14,800   HNC Software, Inc.*                              304,880
18,000   Manugistics Group, Inc.*                         379,440
 6,900   McDATA Corp.*                                    169,050
15,300   Micromuse, Inc.*                                 229,500
 9,700   Numerical Technologies, Inc.*                    341,440
26,600   Peregrine Systems, Inc.*                         394,478
27,000   Quest Software, Inc.*                            596,970
45,528   Retek, Inc.*                                   1,359,921
22,600   SeeBeyond Technology Corp.*                      219,220
37,800   Selectica, Inc.*                                 228,690
   200   Simplex Solutions, Inc.*                           3,310
23,100   Smartforce, Plc, ADR*                            571,725
33,200   Tibco Software, Inc.*                            495,676
 3,450   Vastera, Inc.*                                    57,304
 9,200   VeriSign, Inc.*                                  349,968
                                                   --------------
                                                        6,231,103
                                                   --------------

         Computers & Information - 5.2%
 9,900   Digex, Inc.                                       29,601
39,400   Informatica Corp.*                               571,694
37,700   Read-Rite Corp.*                                 249,197







                                                       Value
Shares                                                (Note 2)
-----------------------------------------------------------------

         Computers & Information (continued)
18,600   Sapient Corp.*                            $      143,592
29,900   Siebel Systems, Inc.*                            836,602
                                                   --------------
                                                        1,830,686
                                                   --------------

         Electrical Equipment - 1.3%
16,900   Micrel, Inc.*                                    443,287
                                                   --------------

         Electronics - 11.9%
20,100   Active Power, Inc.*                              136,680
 5,800   Elantec Semiconductor, Inc.*                     222,720
17,600   Exar Corp.*                                      366,960
47,500   Gemstar-TV Guide International, Inc.*          1,315,750
 7,242   GlobespanVirata, Inc.*                            93,784
 1,600   Kopin Corp.*                                      22,400
14,700   Maxim Integrated Products, Inc.*                 771,897
17,500   Multilink Technology Corp.*                      113,400
29,100   Semtech Corp.*                                 1,038,579
20,000   Silicon Image, Inc.*                              75,200
 9,300   TranSwitch Corp.*                                 41,850
                                                   --------------
                                                        4,199,220
                                                   --------------

         Entertainment & Leisure - 1.7%
20,400   Westwood One, Inc.*                              613,020
                                                   --------------

         Health Care Providers - 3.9%
 6,650   Accredo Health, Inc.*                            264,005
 4,050   American Healthways, Inc.*                       129,357
 8,400   First Health Group Corp.*                        207,816
 3,300   Kindred Healthcare, Inc.*                        171,600
 4,650   Odyssey Healthcare, Inc.*                        120,621
10,600   Option Care, Inc.*                               207,230
 9,850   Sunrise Assisted Living, Inc.*                   286,734
                                                   --------------
                                                        1,387,363
                                                   --------------

         Insurance - 1.1%
57,900   Conseco, Inc.*                                   258,234
 6,200   Odyssey Re Holdings Corp.                        109,740
                                                   --------------
                                                          367,974
                                                   --------------

         Media - Broadcasting &
         Publishing - 7.4%
18,800   Cox Radio, Inc.*                                 479,024
 6,100   Entercom Communications Corp.*                   305,000
27,100   Mediacom Communications Corp.*                   494,846
18,400   Radio One, Inc.*                                 339,848
36,900   Radio One, Inc., Class D*                        664,569
32,000   Spanish Broadcasting System, Inc., Class
         A*                                               316,480
                                                   --------------
                                                        2,599,767
                                                   --------------

         Medical Supplies - 1.9%
 7,700   Britesmile, Inc.*                                 38,500
 6,400   CV Therapeutics, Inc.*                           332,928
12,500   Endocare, Inc.*                                  224,125
 4,600   Thoratec Corp.*                                   78,200
                                                   --------------
                                                          673,753
                                                   --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-19

                          SELECT STRATEGIC GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                       Value
Shares                                               (Note 2)
-----------------------------------------------------------------

         Personal Services - 0.1%
 1,100   Weight Watchers International, Inc.*      $       37,202
                                                   --------------

         Pharmaceuticals - 8.8%
13,000   Abgenix, Inc.*                                   437,320
 7,900   Albany Molecular Research, Inc.*                 209,271
11,350   Alkermes, Inc.*                                  299,186
 2,200   American Pharmacuetical Partners, Inc.*           45,760
10,800   Andrx Corp.*                                     760,428
13,500   Arena Pharmaceuticals, Inc.*                     162,405
12,806   Imclone Systems, Inc.*                           594,967
 9,450   Impax Laboratories, Inc.*                        127,008
20,300   Interneuron Pharmaceuticals, Inc.*               225,127
 3,000   Myriad Genetics, Inc.*                           157,920
 3,000   Vertex Pharmaceuticals, Inc.*                     73,770
                                                   --------------
                                                        3,093,162
                                                   --------------

         Restaurants - 0.6%
 8,700   California Pizza Kitchen, Inc.*                  215,325
                                                   --------------

         Retailers - 6.8%
 7,900   99 Cents Only Stores*                            300,990
19,800   Cost Plus, Inc.*                                 524,700
 7,600   Duane Reade, Inc.*                               230,660
 6,600   eBay, Inc.*                                      441,540
 7,100   Global Sports, Inc.*                             141,645
13,900   Linens 'N Things, Inc.*                          354,450
 9,500   Williams-Sonoma, Inc.*                           407,550
                                                   --------------
                                                        2,401,535
                                                   --------------

         Telephone Systems - 0.0%
    42   WorldCom, Inc. - MCI Group                           533
                                                   --------------

         Textiles, Clothing & Fabrics - 0.6%
12,100   Oakley, Inc.*                                    196,746
                                                   --------------
         Total Common Stocks                           32,832,353
                                                   --------------
         (Cost $45,692,608)
Total Investments - 93.3%                              32,832,353
                                                   --------------
(Cost $45,692,608)
Net Other Assets and Liabilities - 6.7%                 2,345,187
                                                   --------------
Total Net Assets - 100.0%                          $   35,177,540
                                                   ==============


----------------------------------

*    Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $45,889,794. Net unrealized appreciation (depreciation) aggregated $(13,057,441), of which $1,402,182 related to appreciated investment securities and $(14,459,623) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $14,562,231 of capital loss carryforwards.

For the period ended December 31, 2001, the Portfolio has elected to defer $334,505 of capital losses attributable to Post-October losses.

At December 31, 2001, the Portfolio had a capital loss carryforward of $14,562,231 which expires in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $17,148,394 and $7,720,675 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-20

                                CORE EQUITY FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                          Value
  Shares                                                 (Note 2)
--------------------------------------------------------------------

COMMON STOCKS - 99.1%

            Aerospace & Defense - 1.5%
    95,200  Boeing Co.                                $    3,691,856
   141,350  Honeywell International, Inc.                  4,780,457
    18,400  Northrop Grumman Corp.                         1,854,904
                                                      --------------
                                                          10,327,217
                                                      --------------

            Apparel Retailers - 1.2%
    75,800  Kohls Corp.*                                   5,339,352
   195,300  Limited, Inc.                                  2,874,816
                                                      --------------
                                                           8,214,168
                                                      --------------

            Automotive - 1.3%
   274,400  Delphi Automotive Systems Corp.                3,748,304
   118,585  Ford Motor Co.                                 1,864,156
    69,300  General Motors Corp.                           3,367,980
                                                      --------------
                                                           8,980,440
                                                      --------------

            Banking - 6.9%
   209,000  Bank of America Corp.                         13,156,550
   122,800  Bank of New York Co., Inc.                     5,010,240
    48,200  Comerica, Inc. (a)                             2,761,860
    40,100  FleetBoston Financial Corp.                    1,463,650
    32,300  MBNA Corp.                                     1,136,960
   119,500  Mellon Financial Corp.                         4,495,590
    20,000  PNC Bank Corp.                                 1,124,000
    27,000  Suntrust Banks, Inc. (a)                       1,692,900
   361,700  Wells Fargo & Co.                             15,715,865
                                                      --------------
                                                          46,557,615
                                                      --------------

            Beverages, Food & Tobacco - 5.3%
   132,200  Anheuser-Busch Companies, Inc.                 5,976,762
   287,800  Coca-Cola Co.                                 13,569,770
    40,300  General Mills, Inc.                            2,096,003
   128,400  Philip Morris Cos., Inc.                       5,887,140
    35,400  Safeway, Inc.*                                 1,477,950
   111,900  Unilever NV, (NY shares) ADR                   6,446,559
                                                      --------------
                                                          35,454,184
                                                      --------------
            Chemicals - 2.2%
   272,600  Air Products & Chemicals, Inc.                12,787,666
    33,300  PPG Industries, Inc.                           1,722,276
                                                      --------------
                                                          14,509,942
                                                      --------------

            Communications - 3.0%
   327,050  AOL Time Warner, Inc.*                        10,498,305
 1,113,100  Lucent Technologies, Inc. (a)                  7,001,399
    49,000  Qualcomm, Inc.*                                2,474,500
                                                      --------------
                                                          19,974,204
                                                      --------------
            Computer Software & Processing - 7.6%
   109,300  Brocade Communications Systems, Inc.*          3,620,016
   104,700  Electronic Data Systems Corp.                  7,177,185
   451,300  Microsoft Corp.*                              29,898,625


                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Computer Software &
            Processing (continued)
   297,600  Oracle Corp.*                             $    4,109,856
   492,500  Sun Microsystems, Inc.*                        6,057,750
                                                      --------------
                                                          50,863,432
                                                      --------------

            Computers & Information - 3.7%
   332,800  Cisco Systems, Inc.*                           6,027,008
   219,800  Dell Computer Corp.*                           5,974,164
   120,900  Hewlett-Packard Co.                            2,483,286
    54,700  International Business Machines Corp.          6,616,512
   145,700  Siebel Systems, Inc.*                          4,076,686
                                                      --------------
                                                          25,177,656
                                                      --------------

            Cosmetics & Personal Care - 1.7%
   171,100  Avon Products, Inc.                            7,956,150
    26,400  Gillette Co.                                     881,760
    34,800  Procter & Gamble Co.                           2,753,724
                                                      --------------
                                                          11,591,634
                                                      --------------

            Electric Utilities - 1.8%
    62,600  Calpine Corp.* (a)                             1,051,054
   220,200  Duke Energy Corp.                              8,645,052
    52,300  Exelon Corp.                                   2,504,124
                                                      --------------
                                                          12,200,230
                                                      --------------

            Electronics - 6.0%
   143,700  Analog Devices, Inc.*                          6,378,843
   235,700  Intel Corp.                                    7,412,765
    46,000  KLA-Tencor Corp.* (a)                          2,279,760
   101,300  Maxim Integrated Products, Inc.*               5,319,263
   487,400  Motorola, Inc.                                 7,320,748
   150,200  Taiwan Semiconductor Manufacturing Co.,
            ADR* (a)                                       2,578,934
    86,400  Teradyne, Inc.* (a)                            2,604,096
   143,500  Vitesse Semiconductor Corp.* (a)               1,783,705
   116,500  Xilinx, Inc.*                                  4,549,325
                                                      --------------
                                                          40,227,439
                                                      --------------

            Entertainment & Leisure - 0.8%
    26,500  International Game Technology*                 1,809,950
   354,900  Park Place Entertainment Corp.*                3,254,433
                                                      --------------
                                                           5,064,383
                                                      --------------

            Financial Services - 4.4%
   236,366  Citigroup, Inc.                               11,931,756
    20,000  Fannie Mae                                     1,590,000
   178,100  Freddie Mac                                   11,647,740
    82,200  Household International, Inc.                  4,762,668
                                                      --------------
                                                          29,932,164
                                                      --------------

            Food Retailers - 0.5%
   162,600  Kroger Co.*                                    3,393,462
                                                      --------------

            Forest Products & Paper - 0.4%
    70,000  International Paper Co.                        2,824,500
                                                      --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-21

                                CORE EQUITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Health Care Providers - 2.0%
   178,300  HCA - The Healthcare Corporation          $    6,871,682
   443,500  HealthSouth Corp.*                             6,572,670
                                                      --------------
                                                          13,444,352
                                                      --------------

            Heavy Machinery - 1.6%
    83,100  Caterpillar, Inc.                              4,341,975
    95,700  United Technologies Corp.                      6,185,091
                                                      --------------
                                                          10,527,066
                                                      --------------

            Industrial - Diversified - 5.9%
   640,200  General Electric Co.                          25,659,216
   239,300  Tyco International, Ltd.                      14,094,770
                                                      --------------
                                                          39,753,986
                                                      --------------

            Insurance - 4.5%
    57,500  ACE, Ltd.                                      2,308,625
   199,200  American International Group, Inc.            15,816,480
    51,700  Chubb Corp.                                    3,567,300
    26,800  Cigna Corp.                                    2,483,020
    44,000  Hartford Financial Services Group, Inc.        2,764,520
    33,700  Marsh & McLennan Cos., Inc.                    3,621,065
                                                      --------------
                                                          30,561,010
                                                      --------------
            Media - Broadcasting &
            Publishing - 2.4%
   443,700  Charter Communications, Inc., Class
            A* (a)                                         7,289,991
   207,600  Viacom, Inc., Class B*                         9,165,540
                                                      --------------
                                                          16,455,531
                                                      --------------

            Medical Supplies - 1.5%
    62,900  Baxter International, Inc.                     3,373,327
    78,500  Medtronic, Inc.                                4,019,985
    75,400  Waters Corp.*                                  2,921,750
                                                      --------------
                                                          10,315,062
                                                      --------------
            Metals - 1.3%
   160,100  Alcoa, Inc.                                    5,691,555
   121,400  Masco Corp.                                    2,974,300
                                                      --------------
                                                           8,665,855
                                                      --------------
            Oil & Gas - 5.4%
   115,300  BP Amoco, Plc, Sponsored ADR                   5,362,603
    16,663  ChevronTexaco Corp.                            1,493,171
    56,400  Dynegy, Inc.                                   1,438,200
    38,642  El Paso Energy Corp.                           1,723,820
   626,400  Exxon Mobil Corp.                             24,617,520
    25,200  TOTAL Fina Elf SA, ADR (a)                     1,770,048
                                                      --------------
                                                          36,405,362
                                                      --------------

            Pharmaceuticals - 12.7%
   100,800  Abbott Laboratories                            5,619,600
   180,400  American Home Products Corp.                  11,069,344


                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Pharmaceuticals (continued)
    91,600  Amgen, Inc.*                              $    5,169,904
   170,700  Bristol-Myers Squibb Co.                       8,705,700
   143,100  Johnson & Johnson                              8,457,210
   141,900  Merck & Co., Inc.                              8,343,720
   670,350  Pfizer, Inc.                                  26,713,447
   231,700  Pharmacia Corp.                                9,882,005
    48,100  Schering-Plough Corp.                          1,722,461
                                                      --------------
                                                          85,683,391
                                                      --------------

            Restaurants - 0.5%
   113,400  McDonald's Corp.                               3,001,698
                                                      --------------

            Retailers - 5.1%
    73,800  CVS Corp.                                      2,184,480
   193,000  Home Depot, Inc.                               9,844,930
   962,100  Kmart Corp.* (a)                               5,253,066
   292,300  Wal-Mart Stores, Inc.                         16,821,865
                                                      --------------
                                                          34,104,341
                                                      --------------

            Securities Broker - 0.9%
    21,800  Goldman Sachs and Co.                          2,021,950
    64,700  Lehman Brothers Holdings, Inc.                 4,321,960
                                                      --------------
                                                           6,343,910
                                                      --------------

            Telephone Systems - 5.9%
   298,156  AT&T Corp.                                     5,408,550
   101,001  Qwest Communications International, Inc.       1,427,144
   237,392  SBC Communications, Inc.                       9,298,645
   156,900  Sprint Corp. (PCS Group)* (a)                  3,829,929
   274,700  Verizon Communications                        13,037,262
   487,929  Worldcom, Inc.*                                6,870,040
                                                      --------------
                                                          39,871,570
                                                      --------------

            Transportation - 1.1%
   203,400  CSX Corp.                                      7,129,170
                                                      --------------
            Total Common Stocks                          667,554,974
                                                      --------------
            (Cost $684,048,827)
Total Investments - 99.1%                                667,554,974
                                                      --------------
(Cost $684,048,827)
Net Other Assets and Liabilities - 0.9%                    6,198,016
                                                      --------------
Total Net Assets - 100.0%                             $  673,752,990
                                                      ==============


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of securities loaned amounted to $28,364,173. The value of collateral amounted to $30,253,430 which consisted of cash equivalents.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-22

                                CORE EQUITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $695,072,056. Net unrealized appreciation (depreciation) aggregated $(27,517,082), of which $31,393,921 related to appreciated investment securities and $(58,911,003) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $204,284 and $118,562,752 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2001, the Portfolio has elected to defer $8,320,316 of capital losses attributable to Post-October losses.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: ordinary income - $5,574,782; short-term capital gains - $46,232,804; and long-term capital gains - $151,786,480. Distributions of short-term capital gains are taxed as ordinary income for Federal income tax purposes.

At December 31, 2001, the Portfolio had a capital loss carryforward of $118,562,752 which expires in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,011,468,700 and $1,096,463,475 of non-governmental issuers, respectively, and $17,681,946 and $19,989,500 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-23

                               EQUITY INDEX FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
   Shares                                                  (Note 2)
----------------------------------------------------------------------

COMMON STOCKS - 99.4%

              Advertising - 0.3%
      18,600  Interpublic Group of Companies, Inc.      $      549,444
       9,100  Omnicom Group, Inc.                              813,085
       5,500  TMP Worldwide, Inc.* (a)                         235,950
                                                        --------------
                                                             1,598,479
                                                        --------------

              Aerospace & Defense - 1.1%
      41,138  Boeing Co.                                     1,595,332
       9,900  General Dynamics Corp.                           788,436
      39,975  Honeywell International, Inc.                  1,351,954
      21,582  Lockheed Martin Corp.                          1,007,232
       5,500  Northrop Grumman Corp.                           554,455
       6,900  Textron, Inc.                                    286,074
                                                        --------------
                                                             5,583,483
                                                        --------------

              Airlines - 0.3%
       7,500  AMR Corp.*                                       166,275
       6,000  Delta Air Lines, Inc.                            175,560
      14,600  FedEx Corp.*                                     757,448
      37,518  Southwest Airlines, Inc.                         693,333
       3,300  U.S. Airways Group, Inc.* (a)                     20,922
                                                        --------------
                                                             1,813,538
                                                        --------------

              Apparel Retailers - 0.4%
      42,250  Gap, Inc.                                        588,965
      16,500  Kohls Corp.*                                   1,162,260
      20,900  Limited, Inc.                                    307,648
       6,500  Nordstrom, Inc.                                  131,495
                                                        --------------
                                                             2,190,368
                                                        --------------

              Automotive - 1.1%
       3,400  Cooper Tire & Rubber Co.                          54,264
       7,209  Dana Corp. (a)                                   100,061
      27,428  Delphi Automotive Systems Corp.                  374,667
      88,881  Ford Motor Co.                                 1,397,209
      27,300  General Motors Corp.                           1,326,780
       8,450  Genuine Parts Co.                                310,115
       5,000  Goodrich (B.F.) Co.                              133,100
       7,900  Goodyear Tire & Rubber Co.                       188,099
      15,000  Harley-Davidson, Inc. (a)                        814,650
       4,400  ITT Industries, Inc.                             222,200
       3,000  Navistar International Corp.                     118,500
       3,880  Paccar, Inc.                                     254,606
       6,100  TRW, Inc.                                        225,944
       6,336  Visteon Corp.                                     95,293
                                                        --------------
                                                             5,615,488
                                                        --------------
              Banking - 6.4%
      17,900  Amsouth Bancorp                                  338,310
      57,275  Banc One Corp.                                 2,236,589
      77,359  Bank of America Corp.                          4,869,749
      36,100  Bank of New York Co., Inc.                     1,472,880
      22,200  BB&T Corp.                                       801,642
      10,637  Capital One Financial Corp.                      573,866
      11,067  Charter One Financial, Inc.                      300,469


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Banking (continued)
       8,750  Comerica, Inc.                            $      501,375
      28,505  Fifth Third Bancorp                            1,748,212
      51,352  FleetBoston Financial Corp.                    1,874,348
       7,800  Golden West Financial Corp.                      459,030
      12,149  Huntington Bancshares, Inc.                      208,841
      20,700  KeyCorp                                          503,838
      41,918  MBNA Corp.                                     1,475,514
      22,900  Mellon Financial Corp.                           861,498
      29,700  National City Corp.                              868,428
      11,000  Northern Trust Corp.                             662,420
      13,900  PNC Bank Corp.                                   781,180
      11,200  Regions Financial Corp.                          335,328
      16,800  Southtrust Corp.                                 414,456
      16,100  State Street Corp.                               841,225
      14,300  Suntrust Banks, Inc.                             896,610
      14,300  Synovus Financial Corp.                          358,215
      95,734  U.S. Bancorp                                   2,003,713
       6,700  Union Planters Corp.                             302,371
      66,796  Wachovia Corp.                                 2,094,723
      42,974  Washington Mutual, Inc.                        1,405,250
      83,230  Wells Fargo & Co.                              3,616,343
       4,600  Zions Bancorp.                                   241,868
                                                        --------------
                                                            33,048,291
                                                        --------------

              Beverages, Food & Tobacco - 5.2%
       1,700  Adolph Coors Co.                                  90,780
      43,400  Anheuser-Busch Companies, Inc.                 1,962,114
      32,449  Archer-Daniels-Midland Co.                       465,643
       3,300  Brown Forman Corp., Class B                      206,580
      20,100  Campbell Soup Co.                                600,387
     122,200  Coca-Cola Co.                                  5,761,730
      21,700  Coca-Cola Enterprises, Inc. (a)                  410,998
      26,300  Conagra, Inc. (a)                                625,151
      17,900  General Mills, Inc.                              930,979
      17,300  H.J. Heinz Co.                                   711,376
       5,200  Hercules, Inc.* (a)                               52,000
       6,700  Hershey Foods Corp. (a)                          453,590
      19,900  Kellogg Co.                                      598,990
      13,800  Pepsi Bottling Group, Inc.                       324,300
      86,010  PepsiCo, Inc.                                  4,187,827
     106,500  Philip Morris Cos., Inc.                       4,883,025
      24,700  Safeway, Inc.*                                 1,031,225
      18,600  Starbucks Corp.*                                 354,330
       6,400  Supervalu, Inc.                                  141,568
      32,700  Sysco Corp.                                      857,394
      28,089  Unilever NV, (NY shares) ADR                   1,618,207
       8,200  UST, Inc.                                        287,000
      11,100  Wrigley (Wm.) Jr. Co.                            570,207
                                                        --------------
                                                            27,125,401
                                                        --------------

              Building Materials - 0.0%
       4,900  Vulcan Materials Co.                             234,906
                                                        --------------

              Chemicals - 1.3%
      11,200  Air Products & Chemicals, Inc.                   525,392
       5,500  Avery Dennison Corp.                             310,915
      44,377  Dow Chemical Co.                               1,499,055


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-24

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Chemicals (continued)
      50,300  Du Pont (E.I.) De Nemours and Co.         $    2,138,253
       3,700  Eastman Chemical Co.                             144,374
       2,300  Great Lakes Chemical Corp.                        55,844
      18,400  Occidental Petroleum Corp.                       488,152
       8,300  PPG Industries, Inc.                             429,276
       7,900  Praxair, Inc.                                    436,475
      10,875  Rohm & Haas Co.                                  376,601
       4,208  Sealed Air Corp.* (a)                            171,771
       7,600  Sherwin Williams Co.                             209,000
                                                        --------------
                                                             6,785,108
                                                        --------------

              Commercial Services - 1.9%
       9,600  Allied Waste Industries, Inc.*                   134,976
      30,300  Automatic Data Processing, Inc.                1,784,670
      48,233  Cendant Corp.* (a)                               945,849
       8,300  Cintas Corp. (a)                                 398,400
      24,800  Concord EFS, Inc.* (a)                           812,944
       8,500  Convergys Corp.*                                 318,665
       3,300  Deluxe Corp.                                     137,214
       6,200  Ecolab, Inc.                                     249,550
       7,100  Equifax, Inc.                                    171,465
      18,700  First Data Corp.                               1,467,015
       4,000  Fluor Corp.                                      149,600
      21,100  Halliburton Co.                                  276,410
       7,700  Moody's Corp.                                    306,922
      18,350  Paychex, Inc.                                    639,497
       6,000  Perkinelmer, Inc.                                210,120
      12,000  Pitney Bowes, Inc.                               451,320
       5,800  Quintiles Transnational Corp.*                    93,090
       5,500  R. R. Donnelley & Sons Co.                       163,295
       8,600  Robert Half International, Inc.*                 229,620
      30,735  Waste Management, Inc.                           980,754
                                                        --------------
                                                             9,921,376
                                                        --------------

              Communications - 2.7%
      38,800  ADC Telecommunications, Inc.*                    178,480
       4,000  Andrew Corp.*                                     87,560
     217,598  AOL Time Warner, Inc.*                         6,984,896
      14,031  Avaya, Inc.* (a)                                 170,477
      16,000  Ciena Corp.* (a)                                 228,960
      46,400  Corning, Inc. (a)                                413,888
     167,782  Lucent Technologies, Inc. (a)                  1,055,349
       4,100  Mercury Interactive Corp.*                       139,318
      16,100  Network Appliance, Inc.*                         352,107
      39,100  Nextel Communications, Inc., Class A*            428,536
     157,160  Nortel Networks Corp. (a)                      1,178,700
      37,600  Qualcomm, Inc.*                                1,898,800
       8,900  Rockwell Collins, Inc.                           173,550
       7,600  Scientific Atlanta, Inc.                         181,944
      20,100  Tellabs, Inc.*                                   300,696
                                                        --------------
                                                            13,773,261
                                                        --------------
              Computer Software & Processing - 6.1%
      11,600  Adobe Systems, Inc.                              360,180
       2,700  Autodesk, Inc.                                   100,629
      12,000  BMC Software, Inc.*                              196,440
       9,200  Citrix Systems, Inc.* (a)                        208,472


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Computer Software &
              Processing (continued)
      28,250  Computer Associates International, Inc.   $      974,342
       8,400  Computer Sciences Corp.*                         411,432
      18,200  Compuware Corp.*                                 214,578
      23,300  Electronic Data Systems Corp.                  1,597,215
       9,250  Fiserv, Inc.*                                    391,460
      14,500  IMS Health, Inc.                                 282,895
      10,500  Intuit, Inc.*                                    449,190
     264,800  Microsoft Corp.*                              17,543,000
       4,800  NCR Corp.*                                       176,928
      17,800  Novell, Inc.*                                     81,702
       7,200  NVIDIA Corp.* (a)                                481,680
     273,320  Oracle Corp.*                                  3,774,549
      12,800  Parametric Technology Corp.*                      99,968
      14,900  PeopleSoft, Inc.*                                598,980
     159,300  Sun Microsystems, Inc.*                        1,959,390
      15,600  Unisys Corp.*                                    195,624
      19,719  VERITAS Software Corp.*                          884,003
      27,800  Yahoo!, Inc.* (a)                                493,172
                                                        --------------
                                                            31,475,829
                                                        --------------

              Computers & Information - 5.2%
      17,100  Apple Computer, Inc.*                            374,490
     360,400  Cisco Systems, Inc.*                           6,526,844
      83,257  Compaq Computer Corp.                            812,588
       9,000  Comverse Technology, Inc.*                       201,330
     128,200  Dell Computer Corp.*                           3,484,476
     108,800  EMC Corp.*                                     1,462,272
      15,760  Gateway 2000*                                    126,710
      95,200  Hewlett-Packard Co.                            1,955,408
      84,800  International Business Machines Corp.         10,257,408
       6,400  Lexmark International Group, Inc.*               377,600
      27,832  Palm, Inc.*                                      107,988
       6,100  Sapient Corp.*                                    47,092
      22,700  Siebel Systems, Inc.* (a)                        635,146
      40,300  Solectron Corp.* (a)                             454,584
      11,100  Symbol Technologies, Inc.                        176,268
                                                        --------------
                                                            27,000,204
                                                        --------------

              Consumer
              Products - Diversified - 0.2%
      38,400  Sara Lee Corp.                                   853,632
                                                        --------------

              Containers & Packaging - 0.0%
       1,400  Ball Corp.                                        98,980
                                                        --------------

              Cosmetics & Personal Care - 1.8%
      11,700  Avon Products, Inc.                              544,050
      11,500  Clorox Co.                                       454,825
      27,200  Colgate-Palmolive Co.                          1,570,800
      51,900  Gillette Co.                                   1,733,460
       4,600  International Flavors & Fragrances, Inc.         136,666
      63,800  Procter & Gamble Co.                           5,048,494
                                                        --------------
                                                             9,488,295
                                                        --------------

              Education - 0.1%
       7,757  USA Education, Inc.                              651,743
                                                        --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-25

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Electric Utilities - 2.6%
      26,100  AES Corp.*                                $      426,735
       6,100  Allegheny Energy, Inc.                           220,942
       6,700  Ameren Corp.                                     283,410
      15,740  American Electric Power, Inc.                    685,162
      15,000  Calpine Corp.* (a)                               251,850
       7,743  Cinergy Corp.                                    258,848
      13,700  Citizens Utilities Co., Class B* (a)             146,042
       6,400  CMS Energy Corp.                                 153,792
      10,400  Consolidated Edison, Inc.                        419,744
       8,050  Constellation Energy Group, Inc.                 213,727
      13,050  Dominion Resources, Inc.                         784,305
       7,900  DTE Energy Co.                                   331,326
      38,134  Duke Energy Corp.                              1,497,141
      15,900  Edison International*                            240,090
      10,900  Entergy Corp.                                    426,299
      15,850  Exelon Corp.                                     758,898
      14,600  FirstEnergy Corp.                                510,708
       8,600  Florida Power & Light Group Capital,
              Inc.                                             485,040
       6,900  KeySpan Energy Corp.                             239,085
      19,599  Mirant Corp.*                                    313,976
       7,800  Niagara Mohawk Power Corp.* (a)                  138,294
      10,100  NiSource, Inc.                                   232,906
      19,000  PG&E Corp.*                                      365,560
       4,100  Pinnacle West Capital Corp.                      171,585
       7,100  PPL Resources, Inc.                              247,435
      10,777  Progress Energy, Inc.                            485,288
       5,000  Progress Energy, Inc. (b)                              0
      10,200  Public Service Enterprise Group, Inc.            430,338
      14,498  Reliant Energy, Inc.                             384,487
      10,113  Sempra Energy                                    248,274
      34,100  Southern Co. (a)                                 864,435
       6,800  TECO Energy, Inc.                                178,432
      12,940  TXU Corp.                                        610,121
      17,010  Xcel Energy, Inc.                                471,857
                                                        --------------
                                                            13,476,132
                                                        --------------

              Electrical Equipment - 0.4%
       9,500  American Power Conversion Corp.*                 137,370
      14,300  Eastman Kodak Co. (a)                            420,849
      21,100  Emerson Electric Co.                           1,204,810
       8,900  Rockwell International Corp.                     158,954
       2,700  Thomas & Betts Corp.                              57,105
      35,200  Xerox Corp. (a)                                  366,784
                                                        --------------
                                                             2,345,872
                                                        --------------

              Electronics - 4.6%
      16,600  Advanced Micro Devices*                          263,276
      18,800  Altera Corp.*                                    398,936
      17,800  Analog Devices, Inc.*                            790,142
      14,600  Applied Micro Circuits Corp.*                    165,272
      12,800  Broadcom Corp.* (a)                              523,136
      12,500  Conexant Systems, Inc.*                          179,500
     329,900  Intel Corp.                                   10,375,355
       9,600  Jabil Circuit, Inc.*                             218,112
       9,100  KLA-Tencor Corp.* (a)                            450,996
      15,500  Linear Technology Corp.                          605,120
      17,900  LSI Logic Corp.* (a)                             282,462


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Electronics (continued)
      15,900  Maxim Integrated Products, Inc.*          $      834,909
      29,500  Micron Technology, Inc.*                         914,500
       2,400  Millipore Corp.                                  145,680
       9,625  Molex, Inc.                                      297,894
     109,335  Motorola, Inc.                                 1,642,212
       8,700  National Semiconductor Corp.*                    267,873
       7,100  Novellus Systems, Inc.*                          280,095
       8,000  PMC-Sierra, Inc.* (a)                            170,080
       3,700  Power-One, Inc.*                                  38,517
       4,600  QLogic Corp.*                                    204,746
      19,200  Raytheon Co.                                     623,424
      25,600  Sanmina Corp.*                                   509,440
       8,900  Teradyne, Inc.*                                  268,246
      85,000  Texas Instruments, Inc.                        2,380,000
       9,300  Vitesse Semiconductor Corp.* (a)                 115,599
      16,500  Xilinx, Inc.*                                    644,325
                                                        --------------
                                                            23,589,847
                                                        --------------

              Entertainment & Leisure - 0.7%
      28,700  Carnival Corp. (a)                               805,896
       5,500  Harrah's Entertainment, Inc.*                    203,555
       8,350  Hasbro, Inc.                                     135,520
       4,400  International Game Technology*                   300,520
      21,112  Mattel, Inc.                                     363,126
     100,029  Walt Disney Co.                                2,072,601
                                                        --------------
                                                             3,881,218
                                                        --------------

              Financial Services - 5.5%
      65,600  American Express Co.                           2,341,264
      67,100  Charles Schwab Corp.                           1,038,037
     252,840  Citigroup, Inc.                               12,763,363
       6,100  Countrywide Credit Industries, Inc.              249,917
      49,200  Fannie Mae                                     3,911,400
      12,830  Franklin Resources, Inc.                         452,514
      34,200  Freddie Mac                                    2,236,680
      22,459  Household International, Inc.                  1,301,274
      96,918  Morgan (J.P.) & Co., Inc                       3,522,969
      13,900  Providian Financial Corp.                         49,345
      10,800  Stilwel Financial, Inc.                          293,976
       6,000  T. Rowe Price Group, Inc.                        208,380
                                                        --------------
                                                            28,369,119
                                                        --------------

              Food Retailers - 0.3%
      19,842  Albertson's, Inc.                                624,825
      39,400  Kroger Co.*                                      822,278
       6,800  Winn-Dixie Stores, Inc. (a)                       96,900
                                                        --------------
                                                             1,544,003
                                                        --------------

              Forest Products & Paper - 0.9%
       2,600  Bemis Co.                                        127,868
       2,900  Boise Cascade Corp.                               98,629
      11,302  Georgia-Pacific Corp. (a)                        312,048
      23,640  International Paper Co.                          953,874
      25,740  Kimberly-Clark Corp.                           1,539,252
       5,000  Louisiana Pacific Corp.                           42,200
       4,900  Mead Corp.                                       151,361


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-26

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Forest Products & Paper (continued)
       7,700  Pactiv Corp.*                             $      136,675
       2,500  Temple Inland, Inc.                              141,825
       5,050  Westvaco Corp.                                   143,673
      10,600  Weyerhaeuser Co.                                 573,248
       5,500  Willamette Industries, Inc. (a)                  286,660
                                                        --------------
                                                             4,507,313
                                                        --------------

              Health Care Providers - 0.6%
      25,400  HCA - The Healthcare Corporation                 978,916
      12,000  Health Management Associates, Inc.,
              Class A* (a)                                     220,800
      19,100  HealthSouth Corp.*                               283,062
       4,900  Manor Care, Inc.*                                116,179
      16,100  Tenet Healthcare Corp.*                          945,392
       3,200  Wellpoint Health Networks, Inc.*                 373,920
                                                        --------------
                                                             2,918,269
                                                        --------------

              Heavy Construction - 0.0%
       3,000  McDermott International, Inc.*                    36,810
                                                        --------------

              Heavy Machinery - 1.3%
      40,200  Applied Materials, Inc.*                       1,612,020
      16,580  Baker Hughes, Inc.                               604,673
      16,800  Caterpillar, Inc.                                877,800
       2,100  Cummins Engine Co., Inc.                          80,934
      11,600  Deere & Co.                                      506,456
      10,000  Dover Corp.                                      370,700
       8,200  Ingersoll-Rand Co.                               342,842
       5,900  Pall Corp.                                       141,954
       5,675  Parker-Hannifin Corp.                            260,539
       4,300  Stanley Works                                    200,251
      23,000  United Technologies Corp.                      1,486,490
       4,600  W.W. Grainger, Inc.                              220,800
                                                        --------------
                                                             6,705,459
                                                        --------------
              Home Construction, Furnishings &
              Appliances - 0.3%
       3,900  Black & Decker Corp.                             147,147
       3,000  Centex Corp.                                     171,270
       4,400  Johnson Controls, Inc.                           355,300
       2,400  KB Home (a)                                       96,240
       9,600  Leggett & Platt, Inc.                            220,800
       3,800  Maytag Corp.                                     117,914
       2,900  Pulte Corp. (a)                                  129,543
       3,400  Whirlpool Corp.                                  249,322
                                                        --------------
                                                             1,487,536
                                                        --------------

              Household Products - 0.3%
       7,300  Fortune Brands, Inc.                             289,007
      15,100  Illinois Tool Works, Inc. (a)                  1,022,572
      13,133  Newell Rubbermaid, Inc.                          362,077
       2,900  Snap-On, Inc.                                     97,614
       2,700  Tupperware Corp.                                  51,975
                                                        --------------
                                                             1,823,245
                                                        --------------


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------


              Industrial - Diversified - 5.3%
       1,600  FMC Corp.*                                $       95,200
     488,000  General Electric Co.                          19,559,040
      19,300  Minnesota Mining and Manufacturing Co.         2,281,453
      98,137  Tyco International, Ltd.                       5,780,269
                                                        --------------
                                                            27,715,962
                                                        --------------

              Insurance - 4.7%
       7,098  Aetna, Inc.                                      234,163
      25,600  AFLAC, Inc.                                      628,736
      34,938  Allstate Corp.                                 1,177,411
       5,300  AMBAC Financial Group, Inc.                      306,658
     128,379  American International Group, Inc.            10,193,293
      13,150  AON Corp.                                        467,088
       8,400  Chubb Corp.                                      579,600
       7,100  Cigna Corp.                                      657,815
       7,900  Cincinnati Financial Corp.                       301,385
      16,907  Conseco, Inc.* (a)                                75,405
      12,100  Hartford Financial Services Group, Inc.          760,243
       8,100  Humana, Inc.*                                     95,499
       7,400  Jefferson Pilot Corp.                            342,398
      14,600  John Hancock Financial Services, Inc.            602,980
       9,400  Lincoln National Corp.                           456,558
       9,500  Loews Corp.                                      526,110
      13,650  Marsh & McLennan Cos., Inc.                    1,466,693
       7,250  MBIA, Inc.                                       388,818
      35,600  Metlife, Inc. (a)                              1,127,808
       5,200  MGIC Investment Corp.                            320,944
       3,700  Progressive Corp.                                552,410
       6,200  SAFECO Corp.                                     193,130
      10,200  St. Paul Cos.                                    448,494
       6,100  Torchmark Corp.                                  239,913
      15,300  Unitedhealth Group, Inc.                       1,082,781
      11,918  UnumProvident Corp.                              315,946
       6,600  XL Capital, Ltd., Class A (a)                    602,976
                                                        --------------
                                                            24,145,255
                                                        --------------

              Lodging - 0.2%
      18,000  Hilton Hotels Corp.                              196,560
      11,800  Marriott International, Inc., Class A            479,670
       9,600  Starwood Hotels & Resorts Worldwide,
              Inc.                                             286,560
                                                        --------------
                                                               962,790
                                                        --------------

              Media - Broadcasting &
              Publishing - 2.0%
       3,100  American Greetings Corp., Class A (a)             42,718
      29,300  Clear Channel Communications, Inc.*            1,491,663
      46,400  Comcast Corp., Class A* (a)                    1,670,400
       4,100  Dow Jones & Company, Inc. (a)                    224,393
      13,100  Gannett Co., Inc.                                880,713
       4,100  Knight-Ridder, Inc.                              266,213
       9,600  McGraw-Hill Cos., Inc.                           585,408
       2,500  Meredith Corp.                                    89,125
       7,400  New York Times Co., Class A                      320,050
      14,587  Tribune Co.                                      545,991
      10,400  Univision Communications, Inc.* (a)              420,784
      87,128  Viacom, Inc., Class B*                         3,846,701
                                                        --------------
                                                            10,384,159
                                                        --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-27

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Medical Supplies - 2.2%
      22,524  Agilent Technologies, Inc.* (a)           $      642,159
       6,400  Allergan, Inc.                                   480,320
      10,500  Applied Biosystems Group - Applera
              Corp. (a)                                        412,335
       2,700  Bausch & Lomb, Inc.                              101,682
      29,100  Baxter International, Inc.                     1,560,633
      12,700  Becton, Dickinson & Co.                          421,005
      13,225  Biomet, Inc.                                     408,653
      19,700  Boston Scientific Corp.*                         475,164
       2,600  C.R. Bard, Inc.                                  167,700
       7,000  Danaher Corp. (a)                                422,170
       3,500  Eaton Corp.                                      260,435
      15,000  Guidant Corp.*                                   747,000
      65,200  JDS Uniphase Corp.*                              565,936
      59,600  Medtronic, Inc. (a)                            3,052,116
       4,300  St. Jude Medical, Inc.*                          333,895
       9,600  Stryker Corp.                                    560,352
       4,500  Tektronix, Inc.*                                 116,010
       8,600  Thermo Electron Corp.*                           205,196
       9,570  Zimmer Holdings, Inc.*                           292,268
                                                        --------------
                                                            11,225,029
                                                        --------------

              Metals - 0.9%
      15,800  Alcan Aluminum, Ltd.                             567,694
      41,708  Alcoa, Inc.                                    1,482,719
       3,751  Allegheny Technologies, Inc.                      62,829
      26,184  Barrick Gold Corp. (a)                           417,635
       4,500  Cooper Industries, Inc.                          157,140
       2,950  Crane Co.                                         75,638
       6,350  Engelhard Corp.                                  175,768
       7,000  Freeport-McMoRan Copper & Gold, Inc.,
              Class B* (a)                                      93,730
       8,900  Inco, Ltd.*                                      150,766
      22,400  Masco Corp.                                      548,800
       9,511  Newmont Mining Corp. (a)                         181,755
       3,900  Nucor Corp.                                      206,544
       3,900  Phelps Dodge Corp.                               126,360
      16,000  Placer Dome, Inc.                                174,560
       4,220  USX - U.S. Steel Group                            76,424
       4,000  Worthington Industries, Inc.                      56,800
                                                        --------------
                                                             4,555,162
                                                        --------------
              Oil & Gas - 6.6%
       4,300  Amerada Hess Corp.                               268,750
      12,179  Anadarko Petroleum Corp. (a)                     692,376
       6,710  Apache Corp.                                     334,695
       3,500  Ashland, Inc.                                    161,280
       9,782  Burlington Resources, Inc.                       367,216
      52,436  ChevronTexaco Corp.                            4,698,790
      30,700  Conoco, Inc.                                     868,810
       6,100  Devon Energy Corp.                               235,765
      17,200  Dynegy, Inc. (a)                                 438,600
      25,130  El Paso Energy Corp.                           1,121,049
       5,600  EOG Resources, Inc. (a)                          219,016
     336,260  Exxon Mobil Corp.                             13,215,018
       4,981  Kerr-Mcgee Corp.                                 272,959
       5,600  Kinder Morgan, Inc.                              311,864










                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Oil & Gas (continued)
       7,000  Nabors Industries, Inc.*                  $      240,310
       2,100  Nicor, Inc.                                       87,444
       6,500  Noble Drilling Corp.* (a)                        221,260
       1,800  Peoples Energy Corp.                              68,274
      18,760  Phillips Petroleum Co.                         1,130,478
       4,500  Rowan Cos., Inc.*                                 87,165
     104,400  Royal Dutch Petroleum Co.                      5,117,688
      28,400  Schlumberger, Ltd.                             1,560,580
       3,800  Sunoco, Inc.                                     141,892
      15,727  Transocean Sedco Forex, Inc.                     531,887
      12,000  Unocal Corp.                                     432,840
      15,100  USX - Marathon Group                             453,000
      25,300  Williams Cos., Inc.                              645,656
                                                        --------------
                                                            33,924,662
                                                        --------------

              Personal Services - 0.1%
       9,000  H&R Block, Inc.                                  402,300
                                                        --------------

              Pharmaceuticals - 11.6%
      76,300  Abbott Laboratories                            4,253,725
      64,900  American Home Products Corp.                   3,982,264
       5,000  AmerisourceBergen Corp.                          317,750
      51,500  Amgen, Inc.*                                   2,906,660
       7,300  Biogen, Inc.*                                    418,655
      95,100  Bristol-Myers Squibb Co.                       4,850,100
      22,200  Cardinal Health, Inc.                          1,435,452
       9,300  Chiron Corp.* (a)                                407,712
       8,700  Forest Laboratories, Inc.*                       712,965
      10,400  Genzyme Corp.*                                   622,544
      26,800  Immunex Corp.*                                   742,628
     150,860  Johnson & Johnson                              8,915,826
      12,066  King Pharmaceuticals, Inc.*                      508,341
      55,400  Lilly (Eli) & Co.                              4,351,116
      14,114  McKesson HBOC Corp.                              527,864
      10,500  Medimmune, Inc.*                                 486,675
     111,800  Merck & Co., Inc.                              6,573,840
     309,050  Pfizer, Inc.                                  12,315,643
      63,296  Pharmacia Corp.                                2,699,574
      72,000  Schering-Plough Corp.                          2,578,320
       3,600  Sigma Aldrich Corp.                              141,876
       5,300  Watson Pharmaceuticals, Inc.*                    166,367
                                                        --------------
                                                            59,915,897
                                                        --------------

              Real Estate Investment Trust - 0.2%
      20,400  Equity Office Properties Trust, REIT             613,632
      13,200  Equity Residential Properties Trust,
              REIT                                             378,972
                                                        --------------
                                                               992,604
                                                        --------------

              Restaurants - 0.5%
       5,700  Darden Restaurants, Inc.                         201,780
      63,200  McDonald's Corp.                               1,672,904
       7,210  Tricon Global Restaurants, Inc.*                 354,732
       5,100  Wendy's International, Inc.                      148,767
                                                        --------------
                                                             2,378,183
                                                        --------------


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-28

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Retailers - 6.2%
       2,800  Alberto-Culver Co., Class B (a)            $     125,272
       5,400  AutoZone, Inc.* (a)                              387,720
      14,300  Bed Bath & Beyond, Inc.*                         484,770
      10,500  Best Buy Co., Inc.*                              782,040
       5,400  Big Lots, Inc.                                    56,160
      10,200  Circuit City Stores-Circuit City
              Group (a)                                        264,690
      22,212  Costco Wholesale Corp.*                          985,769
      19,100  CVS Corp.                                        565,360
       4,000  Dillards, Inc., Class A (a)                       64,000
      16,087  Dollar General Corp.                             239,696
       8,400  Family Dollar Stores, Inc.                       251,832
       9,500  Federated Department Stores, Inc.*               388,550
     115,197  Home Depot, Inc.                               5,876,199
      13,000  J.C. Penney Co., Inc. (a)                        349,700
      24,300  Kmart Corp.* (a)                                 132,678
      38,000  Lowes Cos., Inc.                               1,763,580
      14,600  May Department Stores Co.                        539,908
      14,900  Office Depot, Inc.*                              276,246
       8,700  RadioShack Corp. (a)                             261,870
      15,900  Sears Roebuck & Co. (a)                          757,476
      22,600  Staples, Inc.*                                   422,620
      44,300  Target Corp.                                   1,818,515
       7,100  Tiffany & Co.                                    223,437
      13,400  TJX Cos., Inc.                                   534,124
       9,700  Toys "R" Us, Inc.*                               201,178
      50,200  Walgreen Co.                                   1,689,732
     219,000  Wal-Mart Stores, Inc.                         12,603,450
                                                        --------------
                                                            32,046,572
                                                        --------------

              Securities Broker - 1.2%
       4,652  Bear Stearns Cos., Inc.                          272,793
      11,800  Lehman Brothers Holdings, Inc.                   788,240
      41,700  Merrill Lynch & Co., Inc.                      2,173,404
      53,834  Morgan Stanley Dean Witter & Co.               3,011,474
                                                        --------------
                                                             6,245,911
                                                        --------------

              Telephone Systems - 5.3%
      15,300  Alltel Corp.                                     944,469
     173,840  AT&T Corp.                                     3,153,458
     124,280  AT&T Wireless Services, Inc.* (a)              1,785,904
      92,200  BellSouth Corp.                                3,517,430
       6,900  CenturyTel, Inc.                                 226,320
      81,663  Qwest Communications International,
              Inc. (a)                                       1,153,898
     165,298  SBC Communications, Inc.                       6,474,723
      43,600  Sprint Corp.                                     875,488
      48,400  Sprint Corp. (PCS Group)* (a)                  1,181,444
     133,430  Verizon Communications                         6,332,588
     144,765  Worldcom, Inc.*                                2,038,291
                                                        --------------
                                                            27,684,013
                                                        --------------

              Textiles, Clothing & Fabrics - 0.3%
       6,200  Jones Apparel Group, Inc.*                       205,654
       2,600  Liz Claiborne, Inc.                              129,350
      13,200  Nike, Inc., Class B                              742,368



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Textiles, Clothing &
              Fabrics (continued)
       2,900  Reebok International, Ltd.* (a)             $     76,850
       5,400  V.F. Corp.                                       210,654
                                                        --------------
                                                             1,364,876
                                                        --------------

              Transportation - 0.5%
       4,200  Brunswick Corp.                                   91,392
      19,052  Burlington Northern Santa Fe Corp.               543,554
      10,500  CSX Corp.                                        368,025
      18,800  Norfolk Southern Corp.                           344,604
       2,800  Ryder System, Inc.                                62,020
       6,508  Sabre Group Holdings, Inc.*                      275,614
      12,200  Union Pacific Corp. (a)                          695,400
                                                        --------------
                                                             2,380,609
                                                        --------------
              Total Common Stocks                          514,267,189
                                                        --------------
              (Cost $507,376,277)

CONVERTIBLE PREFERRED STOCKS - 0.0%

              Electric Utilities - 0.0%
       4,200  NiSource, Inc.*                                    9,744
                                                        --------------
              Total Convertible Preferred Stocks                 9,744
                                                        --------------
              (Cost $8,531)


 Par Value
 ---------


U.S. GOVERNMENT AND AGENCY OBLIGATION (d) - 0.1%

              U.S. Treasury Bills - 0.1%
$    125,000  1.68%, 06/27/02 (c)                              123,938
                                                        --------------
              Total U.S. Government and Agency
              Obligation                                       123,938
                                                        --------------
              (Cost $123,938)


   Shares
   ------


INVESTMENT COMPANY - 0.4%

   2,146,732  Marshall Money Market Fund                     2,146,732
                                                        --------------
              Total Investment Company                       2,146,732
                                                        --------------
              (Cost $2,146,732)
Total Investments - 99.9%                                  516,547,603
                                                        --------------
(Cost $509,655,478)
Net Other Assets and Liabilities - 0.1%                        767,719
                                                        --------------
Total Net Assets - 100.0%                               $  517,315,322
                                                        ==============


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $31,421,609. The value of collateral amounted to $32,807,341 which consisted of cash equivalents.
(b) Contingent Value Obligation. Represents the right to receive contingent payments based upon the net after-tax flow to Progress Energy generated by certain operations. No such payments have been received to date. Security valued by fund management.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-29

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------
(c) Security has been deposited as initial margin on futures contracts. At December 31, 2001, the Portfolio's open futures contracts were as follows:



   Number
of Contracts   Contract    Expiration  Aggregate      Market Value at
 Purchased       Type         Date        Cost       December 31, 2001
------------  -----------  ----------  ----------    ------------------


      7          S&P 500   March-2002  $1,996,550     $      2,011,100
                                       ==========     ================


(d)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $515,100,933. Net unrealized appreciation (depreciation) aggregated $1,446,670, of which $82,439,689 related to appreciated investment securities and $(80,993,019) related to depreciated investment securities.

At December 31, 2001 there was no unrealized appreciation or depreciation for tax purposes on futures contracts, written options or assets and liabilities in foreign currency.

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $164,033 and $27,540,726 of undistributed ordinary income and undistributed long-term capital gains, respectively.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: ordinary income - $5,327,586 and long-term capital gains - $29,643,839.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $115,065,101 and $116,465,432 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-30

                         SELECT GROWTH AND INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

COMMON STOCKS - 99.9%

              Aerospace & Defense - 0.3%
      11,549  Boeing Co.                                $      447,870
       7,400  General Dynamics Corp.                           589,336
         155  Honeywell International, Inc.                      5,242
      22,800  Lockheed Martin Corp.                          1,064,076
                                                        --------------
                                                             2,106,524
                                                        --------------
              Airlines - 0.3%
      11,300  AMR Corp.*                                       250,521
      41,300  Delta Air Lines, Inc.                          1,208,438
       5,000  FedEx Corp.*                                     259,400
                                                        --------------
                                                             1,718,359
                                                        --------------

              Apparel Retailers - 0.9%
      58,500  Abercrombie & Fitch Co., Class A* (a)          1,552,005
      54,200  Kohls Corp.*                                   3,817,848
                                                        --------------
                                                             5,369,853
                                                        --------------

              Automotive - 0.5%
      35,300  Delphi Automotive Systems Corp.                  482,198
       5,800  Ford Motor Co.                                    91,176
      30,100  Goodrich (B.F.) Co.                              801,262
       4,800  Harley-Davidson, Inc.                            260,688
      16,200  ITT Industries, Inc.                             818,100
      32,400  Visteon Corp.                                    487,296
                                                        --------------
                                                             2,940,720
                                                        --------------

              Banking - 5.3%
      22,800  AmeriCredit Corp.* (a)                           719,340
       8,100  Astoria Financial Corp.                          214,326
     147,700  Banc One Corp.                                 5,767,685
         465  Bank of America Corp.                             29,272
      27,500  Bank of New York Co., Inc.                     1,122,000
      16,400  Banknorth Group, Inc.                            369,328
       4,916  BB&T Corp.                                       177,517
      75,300  Capital One Financial Corp.                    4,062,435
          69  Charter One Financial, Inc.                        1,873
       8,000  Compass Bancshares, Inc.                         226,400
       1,500  FirstMerit Corp.                                  40,635
      20,100  Golden State Bancorp, Inc. (a)                   525,615
      29,900  Greenpoint Financial Corp.                     1,068,925
      22,000  Hibernia Corp., Class A                          391,380
      10,100  IndyMac Bancorp, Inc.*                           236,138
       5,600  Marshall & Ilsley Corp.                          354,368
      33,500  MBNA Corp.                                     1,179,200
      19,600  National Commerce Financial Corp.                495,880
      54,800  PNC Bank Corp.                                 3,079,760
      12,000  Southtrust Corp.                                 296,040
       3,200  Suntrust Banks, Inc.                             200,640
     291,700  U.S. Bancorp                                   6,105,281
      19,800  Union Planters Corp.                             893,574
      14,600  Wachovia Corp.                                   457,856
     123,237  Washington Mutual, Inc. (a)                    4,029,850
                                                        --------------
                                                            32,045,318
                                                        --------------


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------


              Beverages, Food & Tobacco - 5.8%
     156,700  Coca-Cola Co.                             $    7,388,405
      72,600  Kraft Foods, Inc.                              2,470,578
      65,400  PepsiCo, Inc.                                  3,184,326
     260,168  Philip Morris Cos., Inc.                      11,928,703
     121,100  Safeway, Inc.*                                 5,055,925
      83,400  Sysco Corp.                                    2,186,748
      57,900  Unilever NV, (NY shares) ADR                   3,335,619
                                                        --------------
                                                            35,550,304
                                                        --------------

              Chemicals - 1.1%
      56,300  Dow Chemical Co.                               1,901,814
       4,300  Monsanto Co.                                     145,340
      39,700  PPG Industries, Inc.                           2,053,284
      47,700  Praxair, Inc.                                  2,635,425
         300  Rohm & Haas Co.                                   10,389
                                                        --------------
                                                             6,746,252
                                                        --------------

              Commercial Services - 1.7%
      38,600  Automatic Data Processing, Inc.                2,273,540
     244,200  Cendant Corp.* (a)                             4,788,762
     109,400  Waste Management, Inc.                         3,490,954
                                                        --------------
                                                            10,553,256
                                                        --------------

              Communications - 1.9%
      49,900  American Tower Corporation, Class A* (a)         472,553
     242,339  AOL Time Warner, Inc.*                         7,779,082
      51,800  Ciena Corp.*                                     741,258
         897  Lucent Technologies, Inc.                          5,642
      43,300  Nextel Communications, Inc., Class A*            474,568
       2,961  Nortel Networks Corp.                             22,207
      36,000  Qualcomm, Inc.*                                1,818,000
                                                        --------------
                                                            11,313,310
                                                        --------------

              Computer Software & Processing - 6.4%
         600  Autodesk, Inc.                                    22,362
      29,300  BEA Systems, Inc.* (a)                           451,220
      33,392  Citrix Systems, Inc.* (a)                        756,663
      21,300  Electronic Data Systems Corp.                  1,460,115
      13,800  Juniper Networks, Inc.*                          261,510
     356,775  Microsoft Corp.*                              23,636,344
      72,000  NCR Corp.*                                     2,653,920
         287  Novell, Inc.*                                      1,317
     297,618  Oracle Corp.*                                  4,110,105
         722  Parametric Technology Corp.*                       5,639
     304,300  Sun Microsystems, Inc.*                        3,742,890
      17,500  VeriSign, Inc.* (a)                              665,700
      30,000  VERITAS Software Corp.*                        1,344,900
                                                        --------------
                                                            39,112,685
                                                        --------------

              Computers & Information - 5.6%
     591,500  Cisco Systems, Inc. (b)                       10,712,065
      19,430  Compaq Computer Corp.                            189,637
     165,600  Dell Computer Corp.*                           4,501,008
      14,600  EMC Corp.*                                       196,224
      21,200  Hewlett-Packard Co.                              435,448


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-31

                         SELECT GROWTH AND INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Computers & Information (continued)
     133,932  International Business Machines Corp.     $   16,200,415
      66,600  Siebel Systems, Inc.* (a)                      1,863,468
                                                        --------------
                                                            34,098,265
                                                        --------------

              Cosmetics & Personal Care - 2.2%
      64,200  Colgate-Palmolive Co.                          3,707,550
      51,700  Gillette Co.                                   1,726,780
      98,222  Procter & Gamble Co.                           7,772,307
                                                        --------------
                                                            13,206,637
                                                        --------------
              Electric Utilities - 2.6%
         780  Allegheny Energy, Inc.                            28,252
      12,900  Cinergy Corp.                                    431,247
      41,700  CMS Energy Corp. (a)                           1,002,051
       3,900  Constellation Energy Group, Inc.                 103,545
      38,200  DTE Energy Co.                                 1,602,108
     106,400  Edison International*                          1,606,640
     122,100  Entergy Corp.                                  4,775,331
         300  Florida Power & Light Group Capital,
              Inc.                                              16,920
     118,700  PG&E Corp.*                                    2,283,788
      21,100  Pinnacle West Capital Corp.                      883,035
      11,300  Potomac Electric Power Co.                       255,041
       2,400  PPL Resources, Inc.                               83,640
      47,800  Progress Energy, Inc.                          2,152,434
      21,200  Wisconsin Energy Corp.                           478,272
                                                        --------------
                                                            15,702,304
                                                        --------------

              Electrical Equipment - 0.2%
      30,100  Eastman Kodak Co. (a)                            885,843
       7,900  Emerson Electric Co.                             451,090
                                                        --------------
                                                             1,336,933
                                                        --------------

              Electronics - 4.8%
      68,300  Altera Corp.*                                  1,449,326
      20,100  Analog Devices, Inc.*                            892,239
       3,300  Broadcom Corp.*                                  134,871
      84,300  Gemstar-TV Guide International, Inc.*          2,335,110
     441,662  Intel Corp. (b)                               13,890,270
      10,100  Lattice Semiconductor Corp.*                     207,757
      29,200  Linear Technology Corp.                        1,139,968
       9,400  Maxim Integrated Products, Inc.*                 493,594
     283,275  Motorola, Inc.                                 4,254,790
      77,100  Texas Instruments, Inc.                        2,158,800
      63,400  Xilinx, Inc.*                                  2,475,770
                                                        --------------
                                                            29,432,495
                                                        --------------
              Entertainment & Leisure - 0.5%
      46,000  Hasbro, Inc.                                     746,580
     118,900  Mattel, Inc.                                   2,045,080
       1,140  Walt Disney Co.                                   23,621
                                                        --------------
                                                             2,815,281
                                                        --------------

              Financial Services - 7.6%
     227,800  Charles Schwab Corp.                           3,524,066
     423,743  Citigroup, Inc.                               21,390,547


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Financial Services (continued)
     107,600  Countrywide Credit Industries, Inc.       $    4,408,372
     105,837  Fannie Mae                                     8,414,041
      65,193  Freddie Mac                                    4,263,622
      39,704  Household International, Inc.                  2,300,450
      46,800  Stilwel Financial, Inc.                        1,273,896
      16,900  T. Rowe Price Group, Inc.                        586,937
       4,000  Wilmington Trust Corp.                           253,240
                                                        --------------
                                                            46,415,171
                                                        --------------

              Food Retailers - 0.0%
         546  Kroger Co.*                                       11,395
                                                        --------------

              Forest Products & Paper - 0.6%
      20,100  Georgia-Pacific Corp. (a)                        554,961
      25,500  Kimberly-Clark Corp.                           1,524,900
       7,700  Temple Inland, Inc.                              436,821
      16,600  Weyerhaeuser Co.                                 897,728
                                                        --------------
                                                             3,414,410
                                                        --------------

              Health Care Providers - 0.7%
      40,700  HCA - The Healthcare Corporation               1,568,578
      45,700  Tenet Healthcare Corp.*                        2,683,504
         900  Wellpoint Health Networks, Inc.*                 105,165
                                                        --------------
                                                             4,357,247
                                                        --------------

              Heavy Machinery - 1.9%
      86,300  Applied Materials, Inc.*                       3,460,630
       6,200  Baker Hughes, Inc.                               226,114
      11,100  Caterpillar, Inc.                                579,975
      33,400  Cooper Cameron Corp.*                          1,348,024
      10,600  Ingersoll-Rand Co.                               443,186
      68,920  United Technologies Corp.                      4,454,300
      27,800  W.W. Grainger, Inc.                            1,334,400
                                                        --------------
                                                            11,846,629
                                                        --------------

              Home Construction, Furnishings &
              Appliances - 0.4%
         400  Black & Decker Corp.                              15,092
      23,700  Johnson Controls, Inc.                         1,913,775
      16,800  Lear Corp.*                                      640,752
                                                        --------------
                                                             2,569,619
                                                        --------------

              Industrial - Diversified - 6.0%
     591,271  General Electric Co. (b)                      23,698,142
     223,700  Tyco International, Ltd.                      13,175,930
                                                        --------------
                                                            36,874,072
                                                        --------------

              Insurance - 4.8%
      92,700  AFLAC, Inc.                                    2,276,712
      91,500  Allstate Corp.                                 3,083,550
      40,500  AMBAC Financial Group, Inc.                    2,343,330
      95,100  American International Group, Inc.             7,550,940
      43,300  Cigna Corp.                                    4,011,745
      25,400  Jefferson Pilot Corp.                          1,175,258
      22,500  Lincoln National Corp.                         1,092,825


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-32

                         SELECT GROWTH AND INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Insurance (continued)
      41,700  MBIA, Inc.                                $    2,236,371
      93,302  Metlife, Inc. (a)                              2,955,807
       9,300  Protective Life Corp.                            269,049
      13,500  Prudential Financial, Inc* (a)                   448,065
      36,500  Torchmark Corp.                                1,435,545
       7,700  UnumProvident Corp.                              204,127
                                                        --------------
                                                            29,083,324
                                                        --------------

              Lodging - 0.5%
      48,600  Marriott International, Inc., Class A          1,975,590
      38,100  Starwood Hotels & Resorts Worldwide,
              Inc.                                           1,137,285
                                                        --------------
                                                             3,112,875
                                                        --------------
              Media - Broadcasting &
              Publishing - 2.3%
      19,400  Adelphia Communications Corp.* (a)               604,892
      80,000  Charter Communications, Inc., Class A*
              (a)                                            1,314,400
      96,700  Comcast Corp., Class A*                        3,481,200
      44,600  Gannett Co., Inc.                              2,998,458
     129,800  Viacom, Inc., Class B*                         5,730,670
                                                        --------------
                                                            14,129,620
                                                        --------------

              Medical Supplies - 2.4%
       2,000  Allergan, Inc.                                   150,100
     100,600  Baxter International, Inc.                     5,395,178
      59,900  Becton, Dickinson & Co.                        1,985,685
         100  C.R. Bard, Inc.                                    6,450
      30,700  Danaher Corp. (a)                              1,851,517
      15,800  Eaton Corp.                                    1,175,678
      32,200  Guidant Corp.*                                 1,603,560
     118,700  JDS Uniphase Corp.*                            1,030,316
       2,000  Omnicare, Inc.                                    49,760
      15,200  St. Jude Medical, Inc.*                        1,180,280
                                                        --------------
                                                            14,428,524
                                                        --------------

              Metals - 1.1%
      42,600  Alcan Aluminum, Ltd.                           1,530,618
     135,600  Alcoa, Inc.                                    4,820,580
       4,200  Cooper Industries, Inc.                          146,664
      17,622  Masco Corp.                                      431,739
                                                        --------------
                                                             6,929,601
                                                        --------------

              Oil & Gas - 6.7%
       2,100  Anadarko Petroleum Corp.                         119,385
     112,200  ChevronTexaco Corp.                           10,054,242
      54,100  Conoco, Inc.                                   1,531,030
      39,000  Diamond Offshore Drilling, Inc. (a)            1,185,600
      46,859  Dynegy, Inc. (a)                               1,194,904
     100,562  El Paso Energy Corp.                           4,486,071
     465,882  Exxon Mobil Corp.                             18,309,163
       9,571  Phillips Petroleum Co.                           576,748
      58,700  Royal Dutch Petroleum Co.                      2,877,474
      11,500  Transocean Sedco Forex, Inc.                     388,930
       1,202  Williams Cos., Inc.                               30,675
                                                        --------------
                                                            40,754,222
                                                        --------------


                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------


              Pharmaceuticals - 11.4%
      76,700  Abbott Laboratories                       $    4,276,025
     180,100  American Home Products Corp.                  11,050,936
     112,100  Amgen, Inc.*                                   6,326,924
      75,880  Bristol-Myers Squibb Co.                       3,869,880
      22,500  Cardinal Health, Inc.                          1,454,850
      39,300  Forest Laboratories, Inc.*                     3,220,635
      58,200  Human Genome Sciences, Inc.*                   1,962,504
     137,590  Johnson & Johnson                              8,131,569
      92,300  Lilly (Eli) & Co.                              7,249,242
      59,349  Merck & Co., Inc.                              3,489,721
     274,841  Pfizer, Inc.                                  10,952,414
      20,250  Pharmacia Corp.                                  863,662
     172,408  Schering-Plough Corp.                          6,173,930
      13,700  Vertex Pharmaceuticals, Inc.*                    336,883
                                                        --------------
                                                            69,359,175
                                                        --------------

              Real Estate Investment Trust - 0.2%
       7,300  Boston Properties, Inc., REIT                    277,400
       4,700  CarrAmercia Realty Corp., REIT                   141,470
      14,000  Equity Office Properties Trust, REIT             421,120
       5,700  General Growth Properties, Inc., REIT            221,160
       6,600  Hospitalities Properties Trust, REIT             194,700
       9,400  ProLogis Trust, REIT                             202,194
                                                        --------------
                                                             1,458,044
                                                        --------------

              Restaurants - 0.5%
     111,900  McDonald's Corp.                               2,961,993
                                                        --------------

              Retailers - 5.4%
      27,300  Bed Bath & Beyond, Inc.*                         925,470
      18,100  Costco Wholesale Corp.*                          803,278
       7,800  eBay, Inc.* (a)                                  521,820
      13,200  Federated Department Stores, Inc.*               539,880
     210,400  Home Depot, Inc.                              10,732,504
         200  Lowes Cos., Inc.                                   9,282
         899  May Department Stores Co.                         33,245
      92,800  Target Corp.                                   3,809,440
      87,900  TJX Cos., Inc.                                 3,503,694
       7,495  Walgreen Co.                                     252,282
     208,141  Wal-Mart Stores, Inc.                         11,978,514
                                                        --------------
                                                            33,109,409
                                                        --------------

              Securities Broker - 0.8%
     122,200  E*TRADE Group, Inc.* (a)                       1,252,550
      29,800  Goldman Sachs and Co. (a)                      2,763,950
      24,800  Instinet Group, Inc.*                            249,240
       7,300  Merrill Lynch & Co., Inc.                        380,476
                                                        --------------
                                                             4,646,216
                                                        --------------

              Telephone Systems - 5.6%
     186,784  AT&T Corp.                                     3,388,262
      93,009  AT&T Wireless Services, Inc.* (a)              1,336,539
      66,564  BellSouth Corp.                                2,539,417
     107,300  Liberty Media Group, Class A*                  1,502,200
     205,000  Qwest Communications International, Inc.       2,896,650
     159,225  SBC Communications, Inc.                       6,236,843


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-33

                         SELECT GROWTH AND INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                            Value
      Shares                                               (Note 2)
----------------------------------------------------------------------

              Telephone Systems (continued)
     135,300  Sprint Corp. (PCS Group)* (a)             $    3,302,673
     206,800  Verizon Communications                         9,814,728
     238,566  Worldcom, Inc.*                                3,359,009
       1,600  WorldCom, Inc. - MCI Group                        20,320
                                                        --------------
                                                            34,396,641
                                                        --------------

              Textiles, Clothing & Fabrics - 0.5%
      34,000  Jones Apparel Group, Inc.*                     1,127,780
      29,000  Nike, Inc., Class B                            1,630,960
                                                        --------------
                                                             2,758,740
                                                        --------------

              Transportation - 0.4%
      83,000  Burlington Northern Santa Fe Corp.             2,367,990
       2,300  GATX Corp.                                        74,796
                                                        --------------
                                                             2,442,786
                                                        --------------
              Total Common Stocks                          609,108,209
                                                        --------------
              (Cost $632,602,830)


 Par Value
 ---------


U.S. GOVERNMENT AND AGENCY OBLIGATION - 0.1%

              U.S. Treasury Note - 0.1%
$    445,000  6.25%, 07/31/02                                  456,525
                                                        --------------
              Total U.S. Government and Agency
              Obligation                                       456,525
                                                        --------------
              (Cost $449,866)
Total Investments - 100.0%                                 609,564,734
                                                        --------------
(Cost $633,052,696)
Net Other Assets and Liabilities - 0.0%                        253,209
                                                        --------------
Total Net Assets - 100.0%                               $  609,817,943
                                                        ==============


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $28,439,828. The value of collateral amounted to $29,662,472 which consisted of cash equivalents.
(b) Security has been deposited as initial margin on futures contracts. At December 31, 2001, the Portfolio's open futures contracts were as follows:



   Number
of Contracts   Contract    Expiration  Aggregate    Market Value at
 Purchased       Type         Date       Cost      December 31, 2001
------------  -----------  ----------  ---------  --------------------

      3          S&P 500   March-2002  $ 858,600  $            861,900
                                       =========  ====================


ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $642,154,928. Net unrealized appreciation (depreciation) aggregated $(32,590,194), of which $39,065,825 related to appreciated investment securities and $(71,656,019) related to depreciated investment securities.

At December 31, 2001 there was no unrealized appreciation or depreciation for tax purposes on futures contracts, written options or assets and liabilities in foreign currency.

As of December 31, 2001, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $161,942 and $93,833,998 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2001, the Portfolio has elected to defer $7,614,513 of capital losses attributable to Post-October losses.

At December 31, 2001, the Portfolio had capital loss carryforwards which expire as follows: $13,389,716 in 2008; $80,897,465 in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $333,955,080 and $438,848,346 of non-governmental issuers, respectively, and $8,038,263 and $5,370,114 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-34

                          SELECT STRATEGIC INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                  Moody's Ratings       Value
 Par Value                                          (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 56.7%

             Fannie Mae - 29.2%
$   200,000  3.80%, 02/02/02 (a) (b)                                $      199,325
     40,000  5.38%, 11/15/11                          Aaa                   38,785
    350,000  5.50%, 02/15/06                          Aaa                  360,505
  2,400,040  6.00%, 04/01/16 - 12/01/16               Aaa                2,407,540
     50,000  6.25%, 02/01/11                          Aa2                   50,857
  4,102,010  6.50%, 06/01/29 - 01/01/31,
             TBA (c)                                  Aaa                4,108,365
     90,000  6.63%, 11/15/10                          Aaa                   95,746
  1,495,579  7.50%, 12/01/29 - 09/01/30               Aaa                1,545,786
  6,900,000  7.50%, 01/01/31, TBA (c)                 Aaa                7,117,778
                                                                    --------------
                                                                        15,924,687
                                                                    --------------

             Freddie Mac - 1.9%
    331,267  4.74%, 07/25/31                          Aaa                  334,816
     50,000  5.88%, 03/21/11                          Aaa                   49,681
    630,000  6.75%, 03/15/31                          Aaa                  669,808
                                                                    --------------
                                                                         1,054,305
                                                                    --------------

             Ginnie Mae - 13.0%
  1,000,000  6.00%, 01/01/32, TBA (c)                 Aaa                  980,000
  2,600,000  6.50%, 01/01/32, TBA (c)                 Aaa                2,607,311
  1,100,000  7.00%, 01/01/32                          Aaa                1,123,375
  2,300,000  7.50%, 01/24/32, TBA (c)                 Aaa                2,377,625
                                                                    --------------
                                                                         7,088,311
                                                                    --------------

             U.S. Treasury Bills (b) - 0.6%
    300,000  1.91%, 02/21/02 (a)                      Aaa                  299,186
                                                                    --------------

             U.S. Treasury Bond - 1.9%
    955,000  6.13%, 08/15/29                          Aaa                1,013,568
                                                                    --------------

             U.S. Treasury Inflationary
             Index - 4.7%
    921,141  3.38%, 04/15/32                          Aaa                  909,051
    142,844  3.63%, 04/15/28                          Aaa                  145,701
  1,394,567  3.88%, 04/15/29                          Aaa                1,486,740
                                                                    --------------
                                                                         2,541,492
                                                                    --------------
             U.S. Treasury Note - 4.9%
    760,000  4.63%, 05/15/06                          Aaa                  770,598
    380,000  5.00%, 02/15/11 - 08/15/11 (d)           Aaa                  378,869
  1,450,000  5.75%, 11/15/05 - 08/15/10               Aaa                1,527,771
                                                                    --------------
                                                                         2,677,238
                                                                    --------------


                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------


             U.S. Treasury Principal Only
             Strip (e) - 0.5%
$   130,000  5.50%, 11/15/21                          Aaa           $       39,846
    660,000  5.50%, 08/15/28                          Aaa                  143,299
    510,000  6.13%, 11/15/27                          Aaa                  113,015
                                                                    --------------
                                                                           296,160
                                                                    --------------
             Total U.S. Government and Agency
             Obligations                                                30,894,947
                                                                    --------------
             (Cost $30,873,935)

CORPORATE NOTES AND BONDS - 15.7%

             Aerospace & Defense - 1.3%
    180,000  Lockheed Martin Corp.
             7.65%, 05/01/16                          Baa2                 195,874
    100,000  Lockheed Martin Corp.
             7.88%, 03/15/23                          Baa2                  98,405
     30,000  Lockheed Martin Corp.
             8.50%, 12/01/29                          Baa2                  35,816
    200,000  Raytheon Co.
             6.00%, 12/15/10                          Baa3                 192,747
    182,057  Systems 2001 Asset Trust (f)
             6.66%, 09/15/13                          Aaa                  187,695
                                                                    --------------
                                                                           710,537
                                                                    --------------

             Automotive - 1.5%
    100,000  DaimlerChrysler North America
             Holding Corp. (g)
             2.38%, 08/21/03                          A3                    98,027
    110,000  Ford Motor Co.
             8.90%, 01/15/32                          A3                   118,232
    100,000  Ford Motor Credit Co.
             5.75%, 02/23/04                          A2                   101,635
    160,000  Ford Motor Credit Co.
             7.38%, 02/01/11                          A2                   157,257
    100,000  General Motors Acceptance Corp.
             7.25%, 03/02/11                          A2                   100,410
    200,000  General Motors Nova Finance
             6.85%, 10/15/08                          A3                   198,724
     35,000  Visteon Corp.
             8.25%, 08/01/10                          Baa2                  36,228
                                                                    --------------
                                                                           810,513
                                                                    --------------

             Banking - 1.7%
    100,000  Bank of America Corp.
             7.40%, 01/15/11                          Aa3                  107,222
    100,000  Bank One Corp.
             6.50%, 02/01/06                          Aa3                  104,507
    100,000  Bank One North America
             Illinois (g)
             1.95%, 02/15/02                          Aa2                  100,006
     71,248  Bayview Capital Corp. (f) (g)
             2.32%, 07/25/30                          Aaa                   71,248
    100,000  Citigroup, Inc.
             6.50%, 01/18/11                          Aa1                  102,877
     40,000  Credit Suisse First Boston, Inc.
             5.88%, 08/01/06                          Aa3                   40,691


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-35

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------
             Banking (continued)
$    83,644  Fleet Home Equity Loan Trust (g)
             2.14%, 05/20/31                          Aaa           $       83,530
    126,012  Mellon Residential Funding
             Corp. (g)
             2.06%, 01/25/08                          Aaa                  125,966
    200,000  Wells Fargo Bank NA
             6.45%, 02/01/11                          Aa2                  204,211
                                                                    --------------
                                                                           940,258
                                                                    --------------

             Beverages, Food & Tobacco - 1.3%
     30,000  Anheuser Busch Cos., Inc.
             6.80%, 08/20/32                          A1                    31,320
    200,000  Kellogg Co.
             6.60%, 04/01/11                          Baa2                 205,550
    130,000  Nabisco, Inc.
             7.55%, 06/15/15                          A2                   141,655
    100,000  Philip Morris Cos., Inc.
             7.75%, 01/15/27                          A2                   103,679
    100,000  RJ Reynolds Tobacco Holding
             7.75%, 05/15/06                          Baa2                 104,781
     40,000  Unilever Capital Corp.
             7.13%, 10/24/02                          A1                    43,237
    100,000  Unilever NV (g)
             2.47%, 10/24/02                          A1                   100,095
                                                                    --------------
                                                                           730,317
                                                                    --------------

             Chemicals - 0.6%
    200,000  Dow Chemical Co.
             6.13%, 02/01/11                          A1                   201,811
    100,000  E.I. Du Pont De Nemours
             6.50%, 01/15/28                          Aa3                  101,006
                                                                    --------------
                                                                           302,817
                                                                    --------------
             Commercial Services - 0.3%
    200,000  Waste Management, Inc.
             7.00%, 07/15/28                          Ba1                  184,898
                                                                    --------------

             Computer Software &
             Processing - 0.2%
    100,000  Electronic Data Systems Corp.
             7.13%, 10/15/09                          A1                   105,440
                                                                    --------------

             Electric Utilities - 1.3%
     30,000  Calpine Corp.
             0.00%, 04/30/21                          Ba1                   29,325
     60,000  FirstEnergy Corp.
             6.45%, 11/15/11                          Baa2                  58,540
     50,000  FirstEnergy Corp.
             7.38%, 11/15/31                          Baa2                  48,814
    125,000  Mirant Americas General
             8.30%, 05/01/11                          Ba1                  115,614
    150,000  Northwestern Corp. (f) (g)
             2.65%, 09/23/02                          Baa2                 149,690
    100,000  PP&L Capital Funding, Inc. (g)
             2.88%, 09/03/02                          Baa2                 100,104


                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------

             Electric Utilities (continued)
$   100,000  Progress Energy, Inc.
             7.10%, 03/01/11                          Baa1          $      103,930
    100,000  TECO Energy, Inc. (g)
             3.11%, 05/15/02                          A3                   100,000
                                                                    --------------
                                                                           706,017
                                                                    --------------

             Financial Services - 1.4%
     92,089  Countrywide Home Loans, Inc. (g)
             2.19%, 10/25/31                          Aaa                   92,112
    100,000  CVRD Finance Ltd.,
             Series 1A (f) (g)
             2.37%, 10/15/07                          Aaa                  100,000
    100,000  Household Finance Corp.
             6.75%, 05/15/11                          A2                    99,435
    200,000  IBJ Preferred Capital Company
             LLC (f) (h)
             8.79%, 12/29/49                          Baa1                 146,198
    218,009  Morgan (J.P.) & Co., Inc. (f) (g)
             2.19%, 07/13/13                          Aaa                  216,657
    100,000  PDVSA Finance, Ltd.
             8.50%, 11/16/12                          Baa1                  91,000
                                                                    --------------
                                                                           745,402
                                                                    --------------

             Media - Broadcasting &
             Publishing - 0.8%
    200,000  Continental Cablevision
             8.63%, 08/15/03                          Baa2                 214,322
    200,000  News America Holdings, Inc.
             8.15%, 10/17/36                          Baa3                 199,043
                                                                    --------------
                                                                           413,365
                                                                    --------------

             Metals - 0.0%
     30,000  Scotia Pacific Co. LLC
             7.71%, 01/20/14                          Baa2                  21,719
                                                                    --------------

             Oil & Gas - 1.1%
    100,000  Anadarko Finance Co.
             7.50%, 05/01/31                          Baa1                 104,217
     50,000  Burlington Resources, Inc. (f)
             6.50%, 12/01/11                          Baa1                  48,770
     50,000  Conoco Funding Co.
             6.35%, 10/15/11                          Baa1                  50,438
    160,000  El Paso Corp.
             7.80%, 08/01/31                          Baa2                 161,466
    200,000  Phillips Petroleum
             8.75%, 05/25/10                          A3                   232,788
                                                                    --------------
                                                                           597,679
                                                                    --------------

             Pharmaceuticals - 0.6%
    320,000  Bristol-Myers Squibb Co.
             5.75%, 10/01/11                          Aaa                  316,984
                                                                    --------------

             Retailers - 0.8%
    200,000  Target Corp.
             6.35%, 01/15/11                          A2                   205,218


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-36

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------
             Retailers (continued)
$   200,000  Wal-Mart Stores, Inc.
             7.55%, 02/15/30                          Aa2           $      229,557
                                                                    --------------
                                                                           434,775
                                                                    --------------

             Securities Broker - 1.0%
    100,000  CIT Group, Inc., MTN
             6.50%, 02/07/06                          A2                   102,790
    200,000  Goldman Sachs Group, Inc.
             7.63%, 08/17/05                          A1                   216,428
    200,000  Lehman Brothers Holdings, Inc.
             8.25%, 06/15/07                          A2                   220,309
                                                                    --------------
                                                                           539,527
                                                                    --------------

             Telephone Systems - 1.4%
    100,000  AT&T Corp. (f)
             8.00%, 11/15/31                          A3                   104,657
    160,000  Bell Atlantic Financial Euro-Dollar
             5.75%, 04/01/03                          A1                   162,490
    200,000  Verizon Global Funding
             7.75%, 12/01/30                          A1                   222,598
    270,000  Worldcom, Inc.
             8.25%, 05/15/31                          A3                   285,405
                                                                    --------------
                                                                           775,150
                                                                    --------------

             Transportation - 0.4%
    200,000  Union Pacific Corp.
             7.60%, 05/01/05                          Baa3                 215,235
                                                                    --------------
             Total Corporate Notes and Bonds                             8,550,633
                                                                    --------------
             (Cost $8,407,029)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (k) - 20.2%

    380,000  American Express Master Trust,
             Series 2001-1, Class A (g)
             1.99%, 10/15/05                          Aaa                  380,108
    230,000  Americredit Automobile Receivables
             Trust (g)
             2.20%, 06/13/05                          Aaa                  230,048
    230,000  Americredit Automobile Receivables
             Trust (g)
             2.27%, 11/14/05                          Aaa                  230,455
     96,107  Americredit Automobile Receivables
             Trust
             5.36%, 10/12/04                          Aaa                   97,556
    172,901  Asset Securitization Corp.,
             Series 1996-D2, Class A1
             6.92%, 02/14/29                          Aaa                  181,903
    718,595  Associates Manufactured Housing
             Pass Through, Series 1999-1,
             Class A (f) (g)
             2.13%, 07/15/30                          Aaa                  718,544
    250,000  CBA Mortgage Corp.
             6.72%, 12/25/03                          Aaa                  248,750


                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (k) (continued)
$   210,000  COMM, Series 2001-Fl4,
             Class A1 (f) (g)
             2.11%, 04/15/13                          Aaa           $      209,398
    210,000  COMM, Series 2001-Fl4A,
             Class A2 (f) (g)
             2.14%, 04/15/13                          Aaa                  208,755
    400,000  Commercial Mortgage Asset Trust
             6.64%, 09/17/10                          Aaa                  415,445
    220,743  Conseco Finance Corp.
             2.45%, 12/15/29                          Aaa                  221,397
    200,000  Conseco Finance Corp.
             6.77%, 09/01/32                          Aaa                  208,937
     67,584  Conseco Finance Corp., CMO
             5.68%, 03/15/32                          Aaa                   68,387
    300,000  Conseco Finance Securitizations
             Corp.
             6.99%, 07/01/32                          Aaa                  293,103
    100,000  Contimortgage Home Equity Loan
             Trust, Series 1999-1, Class A5
             6.37%, 02/25/26                          Aaa                  102,702
  1,800,000  Credit Based Asset Service (i)
             8.00%, 11/25/33                          Aaa                   97,344
    200,000  CS First Boston Mortgage Securities
             Corp., Series 1998-C1, Class A1B,
             CMO
             6.48%, 05/17/08                          Aaa                  206,189
    340,000  CS First Boston Mortgage Securities
             Corp., Series 2001-TFLA,
             Class A1 (f) (g)
             2.35%, 12/15/11                          Aaa                  339,966
     39,508  Dealer Auto Receivables Trust,
             Series 2000-1, Class A2
             7.01%, 04/15/03                          Aaa                   39,694
    179,179  Embarcadero Aircraft Securitization
             Trust, Series 2000-A, Class
             A2 (f) (g)
             2.38%, 08/15/25                          Aa2                  169,324
    170,000  Green Tree Financial Corp.,
             Series 1999-3, Class A, CMO
             6.16%, 02/01/31                          Aaa                  175,298
    100,000  Green Tree Home Improvement Loan
             Trust, Series 1996-D,
             Class H, CMO
             8.30%, 09/15/27                          Aaa                  102,351
    465,378  GRMT Mortgage Loan Trust,
             Series 2001-1A, Class
             A1FL (f) (g)
             2.12%, 07/20/31                          Aaa                  465,403
    343,440  Household Home Equity Loan Trust,
             Series 2001-2 (g)
             2.30%, 07/20/31                          Aaa                  344,336
     65,756  Impac Secured Assets CMN Owner
             Trust
             6.02%, 03/25/31                          Aaa                   66,102
    400,000  Lehman ABS Manufactured Housing
             Contract, Series 2001-B, Class A3
             4.35%, 05/15/14                          Aaa                  393,310


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-37

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (k) (continued)
$   400,000  Lehman ABS Manufactured Housing
             Contract, Series 2001-B, Class A6
             6.47%, 08/15/28                          Aaa           $      378,960
    300,000  Lehman Brothers-UBS Commercial
             Mortgage Trust, Series 2000-C3, CMO
             7.95%, 01/15/10                          Aaa                  333,177
    300,000  Lehman Brothers-UBS Commercial
             Mortgage Trust,
             Series 2001 (f) (g) (i)
             0.99%, 06/15/36                          NR                    18,419
    286,042  Morgan (J.P.) & Co., Inc.,
             Series 2000-FL1, Class A (f) (g)
             2.18%, 04/15/10                          Aaa                  285,426
    400,000  Nomura Asset Securities Corp.,
             Series 1998-D6, Class A1B
             6.59%, 03/15/30                          Aaa                  416,684
    420,000  Providian Gateway Master Trust,
             Series 2001-C, Class A (f) (g)
             2.13%, 05/15/07                          Aaa                  413,044
    248,918  Residential Asset Securities
             Corporation, Series 2000,
             Class A (g)
             2.16%, 09/25/31                          Aaa                  248,856
    300,194  Residential Asset Securities
             Corporation, Series 2001-KS2,
             Class AI1 (g)
             2.04%, 04/25/18                          Aaa                  300,035
    340,000  Security National Mortgage Loan
             Trust (f)
             3.60%, 07/25/10                          Aaa                  339,474
     98,764  Sequoia Mortgage Trust (g)
             2.29%, 11/22/24                          Aaa                   96,367
     67,832  Southern Pacific Secured Asset (g)
             2.10%, 06/25/28                          Aaa                   67,743
    136,202  Structured Asset Mortgage
             Investment, Inc., Series 1998-2,
             Class A2
             6.75%, 05/02/30                          Aaa                  137,066
     67,284  Torrens Trust, Series 2000-1GA,
             Class A (f) (g)
             2.16%, 07/15/31                          Aaa                   67,321
    387,388  UCFC Home Equity Loan,
             Series 1998-C, Class A7, CMO
             5.94%, 01/15/30                          Aaa                  393,330
    500,000  Ventas Specialty I, LLC,
             Series 2001-Vena,
             Class A (f) (g)
             2.79%, 12/10/12                          Aaa                  499,980
    288,263  Washington Mutual, Inc.,
             Series 2001-WM4, Class A20
             7.00%, 11/20/29                          Aaa                  293,869


                                                  Moody's Ratings       Value
  Par Value                                         (Unaudited)        (Note 2)
-----------------------------------------------------------------------------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (k) (continued)
$   501,039  Xerox Equipment Lease Owner Trust,
             Series 2001-1, Class A (f) (g)
             3.90%, 02/15/08                          A3            $      502,763
                                                                    --------------
             Total Asset-Backed and
             Mortgage-Backed Securities                                 11,007,319
                                                                    --------------
             (Cost $10,999,778)

FOREIGN GOVERNMENT OBLIGATIONS - 5.1%

  1,158,800  Bundesrepublik Deutschland
             5.25%, 01/04/11                          Aaa                1,055,245
    750,000  Bundesrepublik Deutschland
             5.50%, 01/04/31                          Aaa                  683,244
    750,000  Buoni Poliennali Del Tes
             6.00%, 05/01/31                          Aa3                  709,745
    100,000  Quebec Province
             7.50%, 09/15/29                          A1                   111,475
     30,000  United Mexican States
             8.38%, 01/14/11                          Baa3                  31,125
    165,000  United Mexican States
             11.50%, 05/15/26                         Baa3                 210,210
                                                                    --------------
             Total Foreign Government
             Obligations                                                 2,801,044
                                                                    --------------
             (Cost $2,826,518)

FOREIGN BONDS - 0.8%

  2,600,000  AB Spintab
             5.75%, 06/15/05                          NR                   252,663
     40,000  British Telecom, Plc (j)
             8.13%, 12/15/10                          Baa1                  44,276
     30,000  British Telecom, Plc (j)
             8.63%, 12/15/30                          Baa1                  34,560
     75,000  France Telecom SA (f)
             7.75%, 03/01/11                          Baa1                  80,333
                                                                    --------------
             Total Foreign Bonds                                           411,832
                                                                    --------------
             (Cost $397,066)


  Shares
  ------


WARRANTS - 0.0%

             Computers & Information - 0.0%
    500,000  International Business Machines
             Corp., 07/10/06                                                10,000
                                                                    --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-38

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                                  Value
     Shares                                                      (Note 2)
--------------------------------------------------------------------------------
             Telephone Systems - 0.0%
    500,000  BellSouth Telecom, Inc., 07/12/06                $       11,250
                                                              --------------
             Total Warrants                                           21,250
                                                              --------------
             (Cost $16,563)
Total Investments - 98.5%                                         53,687,025
                                                              --------------
(Cost $53,520,889)
Net Other Assets and Liabilities - 1.5%                              794,253
                                                              --------------
Total Net Assets - 100.0%                                     $   54,481,278
                                                              --------------
                                                              --------------

----------------------------------

(a) Security has been deposited as initial margin on futures contracts. At December 31, 2001, the Portfolio's open futures contracts were as follows:



                                                                   Market Value
Number of                                                               at
Contracts                                  Expiration  Aggregate   December 31,
Purchased          Contract Type              Date        Cost         2001
---------  ------------------------------  ----------  ----------  -------------

   39      U.S. 10 Yr Agency               March-2002  $3,972,368   $3,919,500
    2      U.S. 5 Yr Note                  March-2002     213,812      211,656
   11      U.S. 10 Yr Note                 March-2002   1,148,804    1,156,547
                                                       ----------   ----------
                                                       $5,334,984   $5,287,703
                                                       ==========   ==========




                                                                   Market Value
Number of                                                               at
Contracts                                  Expiration  Aggregate   December 31,
  Sold             Contract Type              Date        Cost         2001
---------  ------------------------------  ----------  ----------  -------------

   12      U.S. 5 Yr Note                  March-2002  $1,273,110   $1,269,938
    9      U.S. Long Bond                  March-2002     926,040      913,782
                                                       ----------   ----------
                                                       $2,199,150   $2,183,720
                                                       ==========   ==========


(b)  Effective yield at time of purchase.
(c)  All or part of security is designated as a Forward Commitment.
(d)  Designated as Collateral on Forward Commitments.
(e) Principal only securities represent the right to receive monthly principal payments; no payments of interest are passed through to the "principal only" holder.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31,2001, these securities amounted to $5,343,065 or 9.8% of net assets.
(g) Variable rate security. The rate shown reflects rate in effect at period end.
(h) Debt obligation initially issued in coupon form which converts to a variable rate coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(i) Interest only securities represent the right to receive monthly interest payments; no payments of principal are passed through the "interest only" holder.
(j) Debt obligation initially issued in coupon form which converts to a higher coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(k)  Pass Through Certificates.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $53,547,425. Net unrealized appreciation (depreciation) aggregated $139,600, of which $584,975 related to appreciated investment securities and $(445,375) related to depreciated investment securities.

At December 31, 2001 there was no unrealized appreciation or depreciation for tax purposes on futures contracts, written options or assets and liabilities in foreign currency.

As of December 31, 2001, the Select Strategic Income Fund had no distributable earnings on a tax basis.

For the period ended December 31, 2001, the Portfolio has elected to defer $359,813 of capital losses attributable to Post-October losses.

During the year ended December 31, 2001, the tax character of distributions paid was as follows: ordinary income - $1,139,205; short-term capital gains - $669,486; long-term capital gains - $200,055; and return of capital - $4,345. Distributions of short-term capital gains are taxed as ordinary income for Federal income tax purposes.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $18,722,240 and $6,237,430 of non-governmental issuers, respectively, and $141,374,992 and $116,636,050 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:



              Moody's Rating                              S&P Ratings
               (Unaudited)                                (Unaudited)

Aaa                                   82.1%                 AAA 0.0%
Aa                                     3.6
A                                      7.6
Baa                                    5.6
Ba                                     0.6
B                                      0.0
NR (Not Rated)                         0.5
                                     -----
                                     100.0%
                                     =====


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-39

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:


Contracts             Settlement  Contracts   In Exchange    Unrealized
To Receive  Currency    Dates      At Value    For U.S. $   Depreciation
----------  --------  ----------  ----------  ------------  -------------
  725,000       AUD    02/20/02   $  369,970  $    371,693  $      (1,723)
  112,438       EUR    01/23/02       99,972       100,000            (28)
  405,668       EUR    02/20/02      360,314       363,479         (3,165)
                                  ----------  ------------  -------------
                                  $  830,256  $    835,172  $      (4,916)
                                  ==========  ============  =============


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


                                                                                              Unrealized
Contracts                      Settlement          Contracts            In Exchange          Appreciation
To Deliver     Currency          Dates             At Value             For U.S. $          (Depreciation)
----------  --------------  ----------------  -------------------  ---------------------  ------------------
  725,000           AUD           02/20/02    $           369,970  $             376,057  $            6,087
2,468,394           EUR           02/20/02              2,192,423              2,200,925               8,502
2,737,962           SEK           02/20/02                261,155                258,055              (3,100)
                                              -------------------  ---------------------  ------------------
                                              $         2,823,548  $           2,835,037  $           11,489
                                              ===================  =====================  ==================

----------------------------------

AUD  Australian Dollar
EUR  Euro Currency
SEK  Swedish Krona

Select Strategic Income Fund - Written Options on Futures



                        Principal Amount
                          of Contracts                    Expiration
                        (000's omitted)   Exercise Price     Date      Value
                        ----------------  --------------  ----------  --------

U.S. 10 Yr Agency Call        $ 7             $104.0        2/23/02   $ 15,313
U.S. 10 Yr Agency Call         16              107.0        2/23/02     12,750
U.S. 10 Yr Agency Put           9              108.0        2/23/02     30,375
U.S. 10 Yr Agency Put           9              105.0        2/23/02     13,219
U.S. Long Bond Call            18              107.0        2/23/02      5,906
U.S. Long Bond Put             16              100.0        2/23/02     19,500
                                                                      --------
                                                                      $ 97,063
                                                                      ========


Select Strategic Income Fund Written Options Rollforward


                                             Puts                       Calls
                                  --------------------------  --------------------------
                                  Principal Amount            Principal Amount
                                    of Contracts                of Contracts
                                  (000's omitted)   Premiums  (000's omitted)   Premiums
                                  ----------------  --------  ----------------  --------
Outstanding, beginning of period  $              8  $  8,758  $             14  $  4,648
Options written                                489   128,536               554   127,235
Options closed                                (463)  (88,817)             (527) (116,485)
                                  ----------------  --------  ----------------  --------
Outstanding, end of period        $             34  $ 48,477  $             41  $ 15,398
                                  ================  ========  ================  ========



                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-40

                      SELECT INVESTMENT GRADE INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (f) - 11.0%

             Fannie Mae - 8.7%
$ 6,437,058  6.00%, 03/01/03 - 03/01/29                Aaa          $    6,360,823
 26,852,453  6.50%, 05/01/08 - 12/01/29                Aaa              27,002,109
  7,914,423  7.00%, 08/01/10 - 06/01/30                Aaa               8,143,663
  5,276,470  7.50%, 01/01/07 - 05/01/30                Aaa               5,468,513
  1,148,033  8.00%, 04/01/09 - 04/01/23                Aaa               1,217,971
    344,334  8.50%, 07/01/08 - 06/01/30                Aaa                 363,474
    850,701  9.00%, 02/01/10 - 11/01/25                Aaa                 919,287
     32,613  10.00%, 10/01/20 - 12/01/20               Aaa                  36,339
                                                                    --------------
                                                                        49,512,179
                                                                    --------------
             Freddie Mac - 0.5%
     20,582  6.50%, 06/01/04 - 08/01/04                Aaa                  20,951
  2,403,183  7.50%, 12/01/29 - 11/01/30                Aaa               2,483,969
    155,934  8.75%, 05/01/17                           Aaa                 169,011
    332,916  9.50%, 08/01/19 - 02/01/21                Aaa                 367,509
                                                                    --------------
                                                                         3,041,440
                                                                    --------------
             Ginnie Mae - 1.8%
  3,877,110  6.50%, 09/15/08 - 11/15/28                Aaa               3,913,865
  6,061,429  7.00%, 05/15/23 - 04/15/28                Aaa               6,218,828
     82,798  8.00%, 08/15/22 - 09/15/26                Aaa                  88,054
    263,192  9.50%, 02/15/06                           Aaa                 282,253
                                                                    --------------
                                                                        10,503,000
                                                                    --------------
             Total U.S. Government Agency
             Mortgage-Backed Obligations                                63,056,619
                                                                    --------------
             (Cost $60,789,238)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.7%
             Fannie Mae - 19.6%
  6,337,572  5.50%, 05/01/16                           Aaa               6,236,564
  9,362,956  6.00%, 05/15/11 - 10/01/31                Aaa               9,253,392
 18,688,577  6.00%, 05/15/08 - 02/01/29                Aaa              18,840,398
 13,260,000  6.25%, 07/19/11                           Aaa              13,605,224
  5,350,000  6.25%, 02/01/11                           Aa2               5,441,678
 20,395,466  6.50%, 09/01/16 - 05/01/31                Aaa              20,532,605
 10,126,977  6.50%, 09/01/10 - 10/01/29                Aaa              10,313,541
    800,000  6.63%, 09/15/09                           Aaa                 854,546
  4,165,077  7.00%, 12/01/14                           Aaa               4,316,311
 12,528,260  7.00%, 07/15/05 - 12/01/30                Aaa              12,870,967
  1,930,000  7.14%, 05/23/12                           Aaa               2,108,689
  5,084,936  7.50%, 03/01/28 - 12/01/30                Aaa               5,253,322
  1,521,354  8.00%, 10/01/29                           Aaa               1,601,312
    528,673  8.00%, 05/01/30                           Aaa                 554,030
                                                                    --------------
                                                                       111,782,579
                                                                    --------------

             Federal Home Loan Bank - 1.5%
  6,125,000  4.75%, 06/28/04 (a)                       Aaa               6,285,499
  2,280,000  6.50%, 11/13/09                           Aaa               2,414,381
                                                                    --------------
                                                                         8,699,880
                                                                    --------------


                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
             Freddie Mac - 4.4%
$ 6,000,000  5.25%, 01/15/06                           Aaa          $    6,125,220
  2,025,000  5.75%, 03/15/09                           Aaa               2,060,581
 15,096,745  7.00%, 07/01/31                           Aaa              15,389,245
  1,440,000  7.80%, 09/12/16                           Aaa               1,572,588
                                                                    --------------
                                                                        25,147,634
                                                                    --------------

             Ginnie Mae - 5.0%
 12,033,939  7.00%, 12/15/27 - 09/15/31                Aaa              12,314,315
  6,515,807  7.50%, 12/15/30                           Aaa               6,744,532
  8,910,753  8.00%, 09/15/30                           Aaa               9,326,974
                                                                    --------------
                                                                        28,385,821
                                                                    --------------

             U.S. Treasury Bond - 4.2%
  9,250,000  5.38%, 02/15/31                           Aaa               9,119,926
  4,045,000  6.25%, 08/15/23                           Aaa               4,282,013
  3,800,000  7.25%, 05/15/16 (a)                       Aaa               4,393,305
  5,140,000  7.63%, 11/15/22 (a)                       Aaa               6,291,278
                                                                    --------------
                                                                        24,086,522
                                                                    --------------

             U.S. Treasury Note - 14.0%
 12,500,000  4.25%, 11/15/03 (a)                       Aaa              12,797,850
  9,500,000  5.25%, 08/15/03 - 05/15/04 (a)            Aaa               9,895,936
  5,000,000  5.50%, 05/31/03 (a)                       Aaa               5,210,545
 14,975,000  5.88%, 02/15/04 (a)                       Aaa              15,800,961
 14,390,000  6.25%, 02/15/07 - 05/15/30 (a)            Aaa              15,572,323
    425,000  6.50%, 08/15/05                           Aaa                 460,312
  4,700,000  6.75%, 05/15/05                           Aaa               5,110,150
 10,500,000  6.88%, 05/15/06                           Aaa              11,571,325
  3,500,000  7.25%, 05/15/04                           Aaa               3,804,608
                                                                    --------------
                                                                        80,224,010
                                                                    --------------
             Total U.S. Government and Agency
             Obligations                                               278,326,446
                                                                    --------------
             (Cost $276,316,774)

CORPORATE NOTES AND BONDS - 26.3%

             Aerospace & Defense - 0.8%
  2,730,000  Boeing Co.
             7.95%, 08/15/24                           A2                3,024,657
  1,325,000  Raytheon Co.
             6.45%, 08/15/02                           Baa3              1,344,083
                                                                    --------------
                                                                         4,368,740
                                                                    --------------

             Automotive - 2.6%
     75,000  DaimlerChrysler North America
             Holding Corp.
             7.23%, 01/06/05                           Aaa                  78,998
  2,300,000  Ford Motor Co.
             7.37%, 07/15/04                           A2                2,413,809
  1,110,000  Ford Motor Co.
             7.45%, 07/16/31                           A3                1,016,969
  2,220,000  Ford Motor Credit Corp.
             6.50%, 01/25/07                           A2                2,171,890


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-41

                      SELECT INVESTMENT GRADE INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
             Automotive (continued)
$ 1,345,000  Ford Motor Credit Corp.
             6.88%, 02/01/06                           A2           $    1,346,938
  2,110,000  General Motors Acceptance Corp. (a)
             8.00%, 11/01/31                           A2                2,147,526
  1,710,000  General Motors Acceptance Corp.,
             MTN
             6.88%, 09/15/11                           A2                1,675,046
  3,790,000  General Motors Corp.
             7.20%, 01/15/11                           A3                3,797,015
                                                                    --------------
                                                                        14,648,191
                                                                    --------------

             Banking - 2.2%
  2,430,000  Associated Banc Corp.
             6.75%, 08/15/11                           Baa1              2,388,420
  1,245,000  BB&T Corp. (b)
             6.38%, 06/30/05                           A2                1,278,433
  2,500,000  Centura Banks, Inc.
             6.50%, 03/15/09                           A1                2,508,907
  1,440,000  Citifinancial
             6.75%, 07/01/07                           Aa1               1,521,632
  1,290,000  Citigroup, Inc. (a)
             5.50%, 08/09/06                           Aa1               1,308,380
  1,775,000  Providian National Bank
             6.75%, 03/15/02                           Ba3               1,649,545
  1,385,000  Suntrust Banks, Inc.
             6.38%, 04/01/11                           A1                1,406,318
    710,000  Suntrust Banks, Inc.
             7.75%, 05/01/10                           A2                  778,066
                                                                    --------------
                                                                        12,839,701
                                                                    --------------

             Beverages, Food & Tobacco - 0.9%
  2,755,000  Coca-Cola Enterprises, Inc.
             6.13%, 08/15/11                           A2                2,772,321
  2,175,000  Conagra Foods, Inc.
             7.50%, 09/15/05                           Baa1              2,347,795
                                                                    --------------
                                                                         5,120,116
                                                                    --------------

             Chemicals - 0.4%
  1,380,000  Crompton Corp.
             8.50%, 03/15/05                           Baa3              1,465,945
    925,000  RPM, Inc., Senior Notes
             7.00%, 06/15/05                           Baa3                919,283
                                                                    --------------
                                                                         2,385,228
                                                                    --------------

             Commercial Services - 0.5%
  2,660,000  Waste Management, Inc.
             7.38%, 08/01/10                           Ba1               2,719,887
                                                                    --------------

             Electric Utilities - 2.0%
  1,135,000  Dominion Resources, Inc.
             7.60%, 07/15/03                           Baa1              1,195,232
  2,705,000  Dominion Resources, Inc.
             8.13%, 06/15/10                           Baa1              2,980,477


                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
             Electric Utilities (continued)
$ 2,840,000  FirstEnergy Corp. (a)
             7.38%, 11/15/31                           Baa2         $    2,772,644
  2,915,000  Florida Power & Light
             6.88%, 12/01/05                           Aa3               3,078,852
  1,100,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                           Baa2              1,207,448
                                                                    --------------
                                                                        11,234,653
                                                                    --------------

             Entertainment & Leisure - 0.3%
  1,610,000  AOL Time Warner, Inc.
             7.63%, 04/15/31                           Baa1              1,703,013
                                                                    --------------

             Financial Services - 3.5%
  1,185,000  Countrywide Home Loans, Inc. (a)
             5.50%, 08/01/06                           A3                1,182,545
 11,100,000  General Electric Capital Corp.
             2.11%, 03/24/03                           Aaa              11,099,456
  1,620,000  General Electric Capital Corp.
             6.50%, 12/10/07                           Aaa               1,721,226
  1,725,000  General Electric Credit Corp.
             6.27%, 07/23/03                           Aaa               1,799,261
  1,290,000  Household Finance Corp. (b)
             2.16%, 06/24/03                           A2                1,290,573
  2,600,000  Household Finance Corp.
             8.00%, 07/15/10                           A2                2,798,866
                                                                    --------------
                                                                        19,891,927
                                                                    --------------

             Food Retailers - 0.3%
    750,000  Albertson's, Inc.
             7.50%, 02/15/11                           Baa1                803,955
    800,000  Meyer (Fred), Inc.
             7.45%, 03/01/08                           Baa3                859,206
                                                                    --------------
                                                                         1,663,161
                                                                    --------------

             Industrial - 0.5%
  3,000,000  Tyco International Group SA
             6.88%, 01/15/29                           Baa1              2,877,999
                                                                    --------------

             Media - Broadcasting &
             Publishing - 1.5%
    250,000  News America Holdings, Inc.
             6.63%, 01/09/08                           Baa3                256,217
  1,320,000  News America Holdings, Inc.
             7.38%, 10/17/08                           Baa3              1,385,718
  2,780,000  News America Holdings, Inc.
             8.50%, 02/15/05                           Baa3              2,979,779
  2,935,000  Viacom, Inc.
             7.70%, 07/30/10                           A3                3,185,115
    575,000  Westinghouse Electric Corp.,
             Debenture
             8.38%, 06/15/02                           A3                  589,372
                                                                    --------------
                                                                         8,396,201
                                                                    --------------


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-42

                      SELECT INVESTMENT GRADE INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
             Oil & Gas - 2.5%
$ 2,745,000  Burlington Resources,
             Inc. (a) (c)
             7.40%, 12/01/31                           Baa1         $    2,720,265
    400,000  Coastal Corp.
             6.20%, 05/15/04                           Baa2                400,495
  1,835,000  Conoco Funding Co.
             5.45%, 10/15/06                           Baa1              1,835,710
  1,055,000  Enterprise Products
             8.25%, 03/15/05                           Baa2              1,136,958
  2,525,000  Occidental Petroleum Corp.
             5.88%, 01/15/07                           Baa2              2,516,195
  2,130,000  Oryx Energy Co.
             8.13%, 10/15/05                           Baa2              2,315,003
  1,485,000  Southern Natural Gas Co.
             7.35%, 02/15/31                           Baa1              1,405,504
    700,000  Southwest Gas Corp., Series F
             9.75%, 06/15/02                           Baa2                718,644
  1,380,000  Tennessee Gas Pipeline Co.
             7.50%, 04/01/17                           Baa1              1,314,083
                                                                    --------------
                                                                        14,362,857
                                                                    --------------

             Pharmaceuticals - 1.5%
  2,360,000  American Home Products Corp.
             6.25%, 03/15/06                           A3                2,443,674
  2,705,000  Cardinal Health, Inc.
             6.75%, 02/15/11                           A2                2,808,861
    450,000  Merck & Co., Inc.
             6.40%, 03/01/28                           Aaa                 447,591
  2,680,000  Zeneca Wilmington
             7.00%, 11/15/23                           Aa2               2,850,306
                                                                    --------------
                                                                         8,550,432
                                                                    --------------

             Retailers - 1.0%
  2,685,000  Kohls Corp.
             6.70%, 02/01/06                           A3                2,847,818
  2,825,000  Toys 'R' Us, Inc. (c)
             7.63%, 08/01/11                           Baa2              2,728,800
                                                                    --------------
                                                                         5,576,618
                                                                    --------------

             Securities Broker - 1.0%
  2,955,000  Bear Stearns Cos., Inc.
             7.80%, 08/15/07                           A2                3,182,340
  1,375,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                           Baa1              1,411,367
  1,250,000  Morgan Stanley Dean Witter & Co.
             6.75%, 04/15/11                           Aa3               1,278,838
                                                                    --------------
                                                                         5,872,545
                                                                    --------------

             Telephone Systems - 4.0%
  2,925,000  AT&T Wireless Services, Inc.
             7.35%, 03/01/06                           Baa2              3,094,205
  1,480,000  Cingular Wireless (c)
             7.13%, 12/15/31                           A3                1,506,661
  2,500,000  Intermedia Communication,
             Inc. (a) (d)
             0.00%, 07/15/07                           Baa2              2,528,125


                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
             Telephone Systems (continued)
$ 1,225,000  LCI International, Inc., Senior
             Note
             7.25%, 06/15/07                           Baa1         $    1,248,881
  3,000,000  MCI Worldcom, Inc.
             7.50%, 05/15/11                           A3                3,086,025
  1,700,000  Qwest Capital Funding
             7.90%, 08/15/10                           Baa1              1,729,473
  2,655,000  Qwest Corp.
             7.13%, 11/15/43                           A2                2,260,257
    650,000  Sprint Capital Corp.
             5.70%, 11/15/03                           Baa1                662,341
    700,000  Telephone and Data Systems, Inc.
             7.00%, 08/01/06                           A3                  720,776
  4,450,000  Verizon Wireless, Inc. (b) (c)
             2.27%, 12/17/03                           A2                4,447,784
  1,790,000  VoiceStream Wireless Corp. (d)
             0.00%, 11/15/09                           Baa1              1,603,124
                                                                    --------------
                                                                        22,887,652
                                                                    --------------

             Transportation - 0.8%
    610,000  Consolidated Rail Corp.
             9.75%, 06/15/20                           Baa2                740,929
  2,870,000  CSX Corp.
             6.25%, 10/15/08                           Baa2              2,882,835
  1,200,000  CSX Corp.
             7.25%, 05/01/04                           Baa2              1,279,368
                                                                    --------------
                                                                         4,903,132
                                                                    --------------
             Total Corporate Notes and Bonds                           150,002,053
                                                                    --------------
             (Cost $148,545,601)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (f) - 6.3%

  3,704,573  Bank of America Corp.,
             Series 2001-8, Class 2A
             6.50%, 08/25/16                           Aa3               3,798,806
    724,617  Bear Stearns Mortgage Securities,
             Inc., Series 1995-1, Class 1A
             6.35%, 05/25/10                           Aaa                 740,725
  3,120,000  Bear Stearns Mortgage Securities,
             Inc., Series 1999-WF2, Class A2,
             CMO
             7.06%, 06/15/09                           Aaa               3,302,648
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A, CMO
             6.19%, 08/15/05                           Aaa               1,624,687
  1,300,000  Chase Credit Card Master Trust,
             Series 1999-3, Class B,
             6.95%, 01/15/07                           A2                1,379,446
  1,285,000  Citibank Credit Card Issuance
             Trust, Series 2000-Cl, CMO
             6.88%, 11/15/09                           Aaa               1,377,760
  2,791,884  COMM, Series 1999-1, Class A1, CMO
             6.15%, 02/15/08                           Aaa               2,882,768

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-43

                      SELECT INVESTMENT GRADE INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (f) (continued)
$   758,760  Copelco Capital Funding Corp.,
             Series 1999-A, Class A4
             5.80%, 04/15/03                           Aaa          $      767,670
  2,715,000  CS First Boston Mortgage Securities
             Corp., Series 2001-CK3, Class A2
             6.04%, 06/15/34                           Aaa               2,781,167
  2,900,000  Ford Motor Credit Corp.
             7.60%, 08/01/05                           A2                2,976,859
     59,405  GMAC Commercial Mortgage
             Securities, Inc., Series 1996-C1,
             Class A2A, CMO
             6.79%, 09/15/03                           Aaa                  59,348
    251,869  Green Tree Recreation Equipment &
             Consumer Trust, Series 1997-B,
             Class A1, CMO (e)
             6.55%, 07/15/28                           AAA                 260,617
  2,040,000  GS Mortgage Securities Corp. II,
             Series 1997-GL, Class A2D
             6.94%, 07/13/30                           Aaa               2,119,774
    298,840  Housing Securities, Inc.,
             Series 1994-2, Class A-1
             6.50%, 07/25/09                           Aaa                 308,801
  2,300,000  MBNA Master Credit Card Trust,
             Series 1995-C, Class A
             6.45%, 02/15/08                           Aaa               2,429,759
  2,000,000  MBNA Master Credit Card Trust,
             Series 1999-G, Class B, CMO
             6.60%, 12/15/06                           A2                2,106,654
  1,760,819  Morgan Stanley Dean Witter & Co.,
             Series 2000-HG, Class A (c)
             7.43%, 12/03/05                           Aaa               1,881,394
  2,500,000  Residential Funding Mortgage
             Securities I, Series 1999-S7,
             Class A11, CMO
             6.50%, 03/25/29                           Aaa               2,553,425
    104,337  Resolution Trust Corp.,
             Series 1995-2, Class C-1
             7.45%, 05/25/29                           Baa2                106,083
  1,750,000  Toyota Auto Receivables Grantor
             Trust, Series 2000-A, Class A4, CMO
             7.21%, 04/15/07                           Aaa               1,861,734
    359,648  United Air Lines, Inc., Pass-
             Through Certificate
             9.30%, 03/22/08                           B1                  354,847
    330,101  WFS Financial Owner Trust,
             Series 1998-B, Class A4
             6.05%, 04/20/03                           Aaa                 331,060
                                                                    --------------
             Total Asset-Backed and
             Mortgage-Backed Securities                                 36,006,032
                                                                    --------------
             (Cost $34,808,619)

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 1.3%

$ 2,385,000  Province of British Columbia
             5.38%, 10/29/08                           Aa2          $    2,372,314
  2,000,000  Province of Ontario
             7.38%, 01/27/03                           Aa3               2,083,274
  1,300,000  Province of Quebec
             8.80%, 04/15/03                           A1                1,387,547
  1,525,000  Province of Quebec
             7.00%, 01/30/07                           A1                1,640,450
                                                                    --------------
             Total Foreign Government
             Obligations                                                 7,483,585
                                                                    --------------
             (Cost $7,322,277)

FOREIGN BONDS - 4.2%

  2,880,000  Abitibi-Consolidated
             6.95%, 12/15/06                           Baa3              2,864,673
  2,660,000  Alberta Energy Co., Ltd.
             7.38%, 11/01/31                           Baa1              2,597,923
    305,000  AT&T Canada, Inc. (a)
             7.65%, 09/15/06                           Baa3                198,959
  2,660,000  Domtar, Inc.
             7.88%, 10/15/11                           Baa3              2,766,581
  2,900,000  France Telecom SA (c) (g)
             7.75%, 03/01/11                           Baa1              3,106,216
  2,505,000  National Australia Bank
             8.60%, 05/19/10                           A1                2,869,147
  1,090,000  National Westminster Bank
             7.75%, 04/29/49                           Aa2               1,155,876
  3,375,000  Province of Manitoba
             4.25%, 11/20/06                           Aa3               3,275,269
  2,705,000  Shaw Communications, Inc.
             8.25%, 04/11/10                           Baa3              2,891,015
  2,055,000  Stora Enso Oyj
             7.38%, 05/15/11                           Baa1              2,167,332
                                                                    --------------
             Total Foreign Bonds                                        23,892,991
                                                                    --------------
             (Cost $23,721,632)

MUNICIPAL OBLIGATIONS - 0.3%

  1,510,000  Alabama Power Co.
             4.88%, 09/01/04                           A2                1,518,331
                                                                    --------------
             Total Municipal Obligations                                 1,518,331
                                                                    --------------
             (Cost $1,507,658)

COMMERCIAL PAPER (h) - 1.8%

             Financial Services - 1.8%
 10,288,000  General Electric Capital Corp.
             1.72%, 01/03/02                           NR               10,287,017
                                                                    --------------
             Total Commercial Paper                                     10,287,017
                                                                    --------------
             (Cost $10,287,017)

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-44

                      SELECT INVESTMENT GRADE INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
     Shares                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.5%

  3,036,609  Marshall Money Market Fund                NR           $    3,036,609
                                                                    --------------
             Total Investment Company                                    3,036,609
                                                                    --------------
             (Cost $3,036,609)
Total Investments - 100.4%                                             573,609,683
                                                                    --------------
(Cost $566,335,425)
Net Other Assets and Liabilities - (0.4)%                               (2,027,579)
                                                                    --------------
Total Net Assets - 100.0%                                           $  571,582,104
                                                                    ==============

----------------------------------

(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $68,678,102. The value of collateral amounted to $70,259,245 which consisted of cash equivalents.
(b) Variable rate security. The rate shown reflects rate in effect at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2001, these securities amounted to $16,391,120 or 2.9% of net assets.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(f)  Pass Through Certificates.
(g) Debt obligation initially issued in coupon form which converts to a higher coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(h)  Effective yield at time of purchase.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $566,905,811. Net unrealized appreciation (depreciation) aggregated $6,703,872, of which $9,463,652 related to appreciated investment securities and $(2,759,780) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $1,058,829 and $7,064,679 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2001, the Portfolio had a capital loss carryforward of $7,064,679 which expires in 2008.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $262,260,543 and $261,540,532 of non-governmental issuers, respectively, and $462,536,016 and $327,219,788 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:



             Moody's Rating                               S&P Ratings
               (Unaudited)                                (Unaudited)

Aaa                                  65.6%                 AAA 0.1%
Aa                                    4.9
A                                    12.6
Baa                                  12.2
Ba                                    2.2
B                                     0.1
NR (Not Rated)                        2.3
                                     ----
                                     99.9%
                                     ====


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-45

                              GOVERNMENT BOND FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
 Par Value                                                (Note 2)
---------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (a) - 1.7%

             Fannie Mae - 0.6%
$     9,453  7.00%, 05/01/17                           $        9,712
    352,449  7.50%, 03/01/07                                  370,533
    266,052  8.00%, 04/01/09 - 09/01/21                       282,151
                                                       --------------
                                                              662,396
                                                       --------------
             Freddie Mac - 0.6%
    398,624  6.50%, 06/01/04 - 06/01/23                       409,397
    129,168  7.50%, 02/01/07                                  135,642
    111,228  8.00%, 09/01/09 - 06/01/19                       116,291
     67,399  10.00%, 03/01/21                                  74,984
                                                       --------------
                                                              736,314
                                                       --------------

             Ginnie Mae - 0.5%
     41,925  6.50%, 06/15/09                                   43,474
    413,717  7.00%, 06/15/12                                  432,288
     78,421  9.50%, 02/15/06                                   84,101
                                                       --------------
                                                              559,863
                                                       --------------
             Total U.S. Government Agency
             Mortgage-Backed Obligations                    1,958,573
                                                       --------------
             (Cost $1,892,842)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 97.2%

             Fannie Mae - 19.4%
  5,078,000  5.13%, 02/13/04                                5,251,236
  5,000,000  5.38%, 11/15/11                                4,848,080
  7,000,000  6.00%, 12/15/05                                7,362,817
  5,000,000  7.30%, 07/19/05                                5,140,490
                                                       --------------
                                                           22,602,623
                                                       --------------

             Federal Farm Credit Bank - 2.7%
  3,000,000  5.00%, 09/22/03                                3,095,814
                                                       --------------

             Federal Home Loan Bank - 11.0%
  2,000,000  4.01%, 06/21/04                                2,012,746
  2,000,000  4.88%, 04/16/04                                2,057,822
  2,500,000  5.28%, 01/06/04                                2,593,090
  1,000,000  5.55%, 11/25/08                                1,009,576
  3,225,000  5.63%, 11/15/11                                3,188,641
  1,350,000  6.19%, 05/06/08                                1,421,327
    550,000  6.55%, 03/07/05                                  589,750
                                                       --------------
                                                           12,872,952
                                                       --------------

             Freddie Mac - 14.8%
  2,500,000  5.13%, 10/15/08                                2,465,980
  2,000,000  5.70%, 07/11/06                                2,053,226
  1,500,000  5.95%, 01/19/06                                1,572,438
  3,500,000  6.45%, 04/29/09                                3,540,439
  5,000,000  6.88%, 01/15/05                                5,407,705
  2,000,000  7.00%, 07/15/05                                2,173,408
                                                       --------------
                                                           17,213,196
                                                       --------------

             U.S. Treasury Note - 49.3%
 15,000,000  3.25%, 12/31/03                               15,056,250
  4,750,000  3.50%, 11/15/06 (b)                            4,578,924


                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------

             U.S. Treasury Note (continued)
$12,000,000  4.63%, 05/15/06 (b)                       $   12,167,340
  6,000,000  5.00%, 08/15/11 (b)                            5,985,000
  2,000,000  5.63%, 05/15/08                                2,096,406
  4,000,000  5.75%, 11/15/05 (b)                            4,225,780
  6,500,000  6.00%, 08/15/04 (b)                            6,899,139
  4,700,000  6.50%, 08/15/05                                5,090,504
  1,100,000  10.75%, 08/15/05                               1,344,793
                                                       --------------
                                                           57,444,136
                                                       --------------
             Total U.S. Government and Agency
             Obligations                                  113,228,721
                                                       --------------
             (Cost $112,475,200)


  Shares
  ------


INVESTMENT COMPANY - 0.3%

    389,995  Marshall Money Market Fund                       389,995
                                                       --------------
             Total Investment Company                         389,995
                                                       --------------
             (Cost $389,995)
Total Investments - 99.2%                                 115,577,289
                                                       --------------
(Cost $114,758,037)
Net Other Assets and Liabilities - 0.8%                       936,582
                                                       --------------
Total Net Assets - 100.0%                              $  116,513,871
                                                       --------------
                                                       --------------


----------------------------------

(a)  Pass Through Certificates.
(b) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $25,007,709. The value of collateral amounted to $25,555,510 which consisted of cash equivalents.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $115,068,897. Net unrealized appreciation (depreciation) aggregated $508,392, of which $1,005,165 related to appreciated investment securities and $(496,773) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $72,766 and $1,656,543 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2001, the Portfolio had capital loss carryforwards which expire as follows: $129,860 in 2007; 1,526,683 in 2008.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $7,419,255 and $8,156,162 of non-governmental issuers, respectively, and $216,864,552 and $181,755,327 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-46

                               MONEY MARKET FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.2%

             Fannie Mae - 0.8%
$ 5,000,000  2.27%, 12/27/02                           $    5,000,000
                                                       --------------
             Federal Home Loan Bank - 0.4%
  2,500,000  2.26%, 12/27/02                                2,500,000
                                                       --------------
             Total U.S. Government and Agency
             Obligations                                    7,500,000
                                                       --------------
             (Cost $7,500,000)

CORPORATE NOTES - 59.3%

             Automotive - 3.0%
 10,000,000  American Honda Finance
             2.01%, 12/06/02                               10,000,000
  8,000,000  Toyota Motor Credit Corp.
             1.80%, 01/17/02                                7,999,262
                                                       --------------
                                                           17,999,262
                                                       --------------

             Banking - 23.7%
 17,210,000  Bank One Corp.
             6.40%, 08/01/02                               17,521,812
  5,000,000  Bank One Corp.
             7.00%, 03/25/02                                5,017,126
  7,000,000  Citigroup, Inc.
             7.45%, 06/06/02                                7,098,434
  3,000,000  Credit Suisse First Boston, Inc.
             1.84%, 11/14/02                                3,004,398
  8,000,000  Credit Suisse First Boston, Inc.
             1.92%, 11/13/02                                8,000,000
 10,000,000  First Tennessee Bank
             1.95%, 12/05/02                               10,000,000
  4,910,000  First Union Corp.
             2.15%, 05/09/02                                4,912,594
  5,000,000  Firstar Bank NA
             4.50%, 04/18/02                                4,998,559
  4,000,000  Firstar Corp.
             6.50%, 07/15/02                                4,056,544
  6,245,000  FleetBoston Financial Corp.
             2.37%, 05/01/02                                6,248,286
  2,870,000  FleetBoston Financial Corp.
             6.13%, 03/15/02                                2,877,878
  5,000,000  Key Bank National Association (a)
             1.98%, 05/16/02                                5,001,809
  5,000,000  Key Bank National Association
             2.01%, 11/07/02                                4,998,742
 20,000,000  Marshall & Isley Bank (a)
             1.94%, 03/21/02                               19,999,661
  5,000,000  Marshall & Isley Bank
             6.15%, 12/02/02                                5,151,578
  5,000,000  National City Bank
             1.77%, 03/15/02                                5,001,165
  2,500,000  Southtrust Bank NA
             4.27%, 04/29/02                                2,500,970
 10,000,000  U.S. Bancorp
             2.30%, 08/06/02                               10,000,000
  5,000,000  Wells Fargo Bank NA
             1.82%, 10/29/02                                5,000,000



                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------

             Banking (continued)
$11,950,000  Wells Fargo Bank NA
             6.50%, 09/03/02                           $   12,195,400
                                                       --------------
                                                          143,584,956
                                                       --------------

             Financial Services - 7.5%
  5,000,000  CitiFinancial Credit Co.
             6.45%, 07/01/02                                5,107,753
  4,000,000  Countrywide Home Loans
             2.13%, 06/07/02                                4,001,729
 10,538,000  Heller Financial, Inc.
             7.50%, 08/23/02                               10,884,885
  5,000,000  Links Finance LLC
             2.18%, 11/15/02                                4,992,125
  5,000,000  Links Finance LLC, MTN (a)
             1.93%, 03/28/02                                5,000,000
 10,000,000  Sigma Finance, Inc.
             1.66%, 10/07/02                               10,000,000
  5,360,000  Textron Financial Corp. (a)
             2.66%, 03/18/02                                5,360,256
                                                       --------------
                                                           45,346,748
                                                       --------------

             Financial
             Services - Diversified - 2.2%
 13,000,000  Household Finance Corp., MTN
             1.97%, 10/17/02                               13,000,000
                                                       --------------

             Heavy Machinery - 1.9%
  7,500,000  Caterpillar Financial Services Corp. (a)
             2.22%, 07/08/02                                7,505,807
  3,700,000  Caterpillar Financial Services Corp. (a)
             2.30%, 05/21/02                                3,702,423
                                                       --------------
                                                           11,208,230
                                                       --------------

             Industrial - Diversified - 0.3%
  2,000,000  General Electric Co.
             7.00%, 03/01/02                                2,009,676
                                                       --------------

             Retailers - 0.2%
  1,000,000  Wal-Mart Stores, Inc.
             6.88%, 08/01/02                                1,017,264
                                                       --------------

             Securities Broker - 19.8%
  5,000,000  Bear Stearns Cos., Inc. (a)
             2.17%, 05/23/02                                5,002,233
 15,000,000  Bear Stearns Cos., Inc.
             4.35%, 05/17/02                               15,000,000
  5,000,000  Bear Stearns Cos., Inc.
             5.22%, 02/12/02                                5,000,000
 16,843,000  Donaldson, Lufkin & Jenrette, Inc.
             5.88%, 04/01/02                               16,906,168
  2,000,000  Goldman Sachs Group LP
             6.60%, 07/15/02                                2,030,460
 15,000,000  Goldman Sachs Group, Inc. (a)
             1.94%, 03/21/02                               15,000,000
  5,000,000  Goldman Sachs Group, Inc.
             3.99%, 04/02/02                                5,000,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-47

                               MONEY MARKET FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------

             Securities Broker (continued)
$ 1,000,000  Lehman Brothers Holdings, Inc.
             2.34%, 08/12/02                           $    1,001,414
  2,200,000  Lehman Brothers Holdings, Inc.
             2.39%, 07/08/02                                2,202,317
  3,000,000  Lehman Brothers Holdings, Inc.
             2.44%, 04/08/02                                3,002,119
  2,500,000  Lehman Brothers Holdings, Inc.
             2.80%, 07/08/02                                2,502,982
  5,120,000  Lehman Brothers Holdings, Inc. (a)
             3.50%, 04/02/02                                5,131,159
  1,000,000  Lehman Brothers Holdings, Inc.
             4.01%, 08/06/02                                1,004,231
  1,000,000  Lehman Brothers Holdings, Inc.
             6.38%, 05/07/02                                1,005,729
  2,650,000  Merrill Lynch & Co., Inc. (a)
             1.69%, 01/08/02                                2,649,973
 10,000,000  Morgan Stanley Dean Witter & Co.
             1.96%, 11/16/02                               10,000,000
 11,055,000  Morgan Stanley Dean Witter & Co.
             7.13%, 01/15/03                               11,567,432
  5,694,000  Morgan Stanley Dean Witter & Co.
             8.10%, 06/24/02                                5,806,264
 10,000,000  Paine Webber Group, Inc.
             2.99%, 07/15/02                               10,034,249
                                                       --------------
                                                          119,846,730
                                                       --------------
             Telephone Systems - 0.7%
  1,000,000  Southwestern Bell Telephone, Co.
             7.00%, 08/19/02                                1,030,209
  3,250,000  Verizon Global Funding (a)
             1.99%, 03/21/02                                3,250,469
                                                       --------------
                                                            4,280,678
                                                       --------------
             Total Corporate Notes                        358,293,544
                                                       --------------
             (Cost $358,293,544)

COMMERCIAL PAPER (b) - 27.2%

             Banking - 3.3%
  5,000,000  High Peak Funding LLC
             1.85%, 03/06/02                                4,983,555
 10,000,000  High Peak Funding LLC
             1.92%, 03/06/02                                9,965,867
  5,000,000  High Peak Funding LLC
             2.07%, 03/25/02                                4,976,137
                                                       --------------
                                                           19,925,559
                                                       --------------

             Chemicals - 1.4%
  8,316,000  Monsanto Co.
             2.30%, 06/28/02                                8,221,429
                                                       --------------

             Electric Utilities - 2.3%
  4,214,000  Oglethorpe Power Corp.
             2.55%, 01/29/02                                4,205,642
 10,000,000  Oglethorpe Power Corp.
             2.55%, 01/31/02                                9,978,750
                                                       --------------
                                                           14,184,392
                                                       --------------


                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------


             Financial Services - 8.8%
$10,000,000  Amstel Funding Corp.
             2.09%, 02/13/02                           $    9,975,036
 10,000,000  Amstel Funding Corp.
             2.28%, 01/24/02                                9,985,433
  4,000,000  Fairway Finance Corp.
             2.30%, 03/14/02                                3,981,600
  2,677,000  Fairway Finance Corp.
             3.40%, 01/22/02                                2,671,691
 10,000,000  General Electric Capital Corp.
             2.32%, 03/07/02                                9,958,111
  5,000,000  Sigma Finance, Inc.
             3.37%, 05/10/02                                4,939,621
 12,000,000  Westways Funding III, Ltd.
             1.90%, 01/11/02                               11,993,667
                                                       --------------
                                                           53,505,159
                                                       --------------

             Forest Products & Paper - 2.9%
 10,000,000  Jefferson Smurfit Financial
             2.03%, 01/15/02                                9,992,106
  7,500,000  Jefferson Smurfit Financial
             2.07%, 01/29/02                                7,487,925
                                                       --------------
                                                           17,480,031
                                                       --------------

             Heavy Machinery - 1.7%
 10,000,000  The Stanley Works
             1.86%, 02/08/02                                9,980,367
                                                       --------------

             Media - Broadcasting &
             Publishing - 0.8%
  5,000,000  Dow Jones & Co., Inc.
             3.37%, 03/04/02                                4,970,981
                                                       --------------

             Medical Supplies - 0.5%
  3,000,000  Baxter International, Inc.
             2.47%, 01/14/02                                2,997,324
                                                       --------------

             Oil & Gas - 3.1%
  5,000,000  Deer Park Refining, LP
             2.52%, 02/08/02                                5,000,000
  7,721,000  Louis Dreyfus Corp.
             1.90%, 01/25/02                                7,711,220
  5,747,000  Louis Dreyfus Corp.
             1.98%, 01/07/02                                5,745,104
                                                       --------------
                                                           18,456,324
                                                       --------------

             Pharmaceuticals - 1.6%
 10,000,000  American Home Products Corp.
             2.00%, 02/14/02                                9,975,555
                                                       --------------

             Telephone Systems - 0.8%
  5,000,000  SBC Communications, Inc.
             2.36%, 01/17/02                                4,994,756
                                                       --------------
             Total Commercial Paper                       164,691,877
                                                       --------------
             (Cost $164,691,877)


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-48

                               MONEY MARKET FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------


CERTIFICATES OF DEPOSIT - 0.8%
$ 5,000,000  Southtrust Bank NA
             2.30%, 04/16/02                           $    5,005,455
                                                       --------------
             Total Certificates of Deposit                  5,005,455
                                                       --------------
             (Cost $5,005,455)

MUNICIPAL OBLIGATIONS - 3.5%
  6,861,000  Municipal Electric Authority of Georgia
             1.87%, 01/10/02                                6,861,000
 14,431,000  Municipal Electric Authority of Georgia
             2.15%, 01/10/02                               14,431,000
                                                       --------------
             Total Municipal Obligations                   21,292,000
                                                       --------------
             (Cost $21,292,000)


  Shares
  ------


INVESTMENT COMPANIES - 3.7%
 17,072,876  Provident Temp Fund                           17,072,876
  5,099,800  Scudder Institutional Money Market Fund        5,099,800
                                                       --------------
             Total Investment Companies                    22,172,676
                                                       --------------
             (Cost $22,172,676)
Total Investments - 95.7%                                 578,955,552
                                                       --------------
(Cost $578,955,552)
Net Other Assets and Liabilities - 4.3%                    25,701,136
                                                       --------------
Total Net Assets - 100.0%                              $  604,656,688
                                                       ==============


----------------------------------

(a) Variable rate security. The rate shown reflects rate in effect at period end.
(b)  Effective yield at time of purchase.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $578,955,552.

As of December 31, 2001, the components of distributable earnings on a tax basis consisted of $5,246 of capital loss carryforwards.

For the period ended December 31, 2001, the Portfolio has elected to defer $6,216 of capital losses attributable to Post-October losses.

At December 31, 2001, the Portfolio had a capital loss carryforward of $5,246 which expires in 2008.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-49

                           ALLMERICA INVESTMENT TRUST

      STATEMENTS OF ASSETS AND LIABILITIES (IN 000'S) - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                              Select       Select     Select Capital  Select Value     Select
                             Emerging    Aggressive    Appreciation   Opportunity   International
                           Markets Fund  Growth Fund       Fund           Fund       Equity Fund
-------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Investments at cost....  $     50,462  $   515,049  $      334,043  $    357,124  $     519,806
  Net unrealized
  appreciation
  (depreciation).........          (850)         544          98,374        61,803        (64,796)
                           ------------  -----------  --------------  ------------  -------------
    Total investments at
    value+...............        49,612      515,593         432,417       418,927        455,010
Cash and foreign
currency*................         1,131        4,898           3,192        18,072         11,764
Short-term investments
held as collateral for
securities loaned........         6,049       78,707          98,018        30,398         18,963
Receivable for
investments sold.........            53        4,143           1,950         3,411             46
Receivable for shares
sold.....................           128           --              --           411             --
Interest and dividend
receivables..............            78          636              15           382            230
Receivable for variation
margin...................            --           --              --            --             --
Net unrealized
appreciation on forward
currency contracts.......            --           --              --            --            711
Dividend tax reclaim
receivable...............             1           --              --            --            491
Prepaid insurance
expense..................            --           --               3            --              1
Miscellaneous
receivable...............            --           --               9            --              3
                           ------------  -----------  --------------  ------------  -------------
    Total Assets.........        57,052      603,977         535,604       471,601        487,219
                           ------------  -----------  --------------  ------------  -------------
LIABILITIES:
Payable for investments
purchased................            --        7,753             975           468             --
Collateral for securities
loaned...................         6,049       78,707          98,018        30,398         18,963
Advisory fee payable.....            57          382             332           312            364
Trustees' fees and
expenses payable.........            --            2               1             1              1
Payable to custodian.....            19           25              17            10             50
Payable for shares
repurchased..............            --          364             304            --          7,728
Payable for variation
margin...................            --           --              --            --             --
Written options
outstanding, at
value**..................            --           --              --            --             --
Accrued expenses and
other payables...........            39           68              93            77            107
                           ------------  -----------  --------------  ------------  -------------
    Total Liabilities....         6,164       87,301          99,740        31,266         27,213
                           ------------  -----------  --------------  ------------  -------------

NET ASSETS...............  $     50,888  $   516,676  $      435,864  $    440,335  $     460,006
                           ============  ===========  ==============  ============  =============
NET ASSETS consist of:
Paid-in capital..........  $     69,759  $   834,024  $      350,137  $    339,180  $     530,802
Undistributed
(distribution in excess
of) net investment income
(loss)...................            (3)         (10)             --         2,569          5,774
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts................       (18,019)    (317,882)        (12,647)       36,783        (12,442)
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, forward foreign
currency contracts,
written option contracts
and futures contracts....          (849)         544          98,374        61,803        (64,128)
                           ------------  -----------  --------------  ------------  -------------
TOTAL NET ASSETS.........  $     50,888  $   516,676  $      435,864  $    440,335  $     460,006
                           ============  ===========  ==============  ============  =============
Shares of beneficial
interest outstanding
(unlimited authorization,
no par
value) (in 000's)........        70,986      413,017         224,642       222,983        413,285
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding).............  $      0.717  $     1.251  $        1.940  $      1.975  $       1.113
                           ============  ===========  ==============  ============  =============
      +Total value of
      securities on
      loan...............  $      5,803  $    76,412  $       95,063  $     29,433  $      17,817
                           ============  ===========  ==============  ============  =============

-------------------------------------------------------------------

* Cost $1,131 and $11,764 for Select Emerging Markets Fund and Select International Equity Fund, respectively
**   Premiums of $64 for the Select Strategic Income Fund

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-50


                           ALLMERICA INVESTMENT TRUST


                             Select      Select       Core      Equity    Select Growth       Select            Select
                             Growth     Strategic    Equity      Index     and Income    Strategic Income  Investment Grade
                              Fund     Growth Fund    Fund       Fund         Fund             Fund          Income Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Investments at cost....  $  641,506  $    45,692  $ 684,049  $ 509,656  $     633,053  $         53,521  $        566,336
  Net unrealized
  appreciation
  (depreciation).........      18,779      (12,860)   (16,494)     6,892        (23,488)              166             7,274
                           ----------  -----------  ---------  ---------  -------------  ----------------  ----------------
    Total investments at
    value+...............     660,285       32,832    667,555    516,548        609,565            53,687           573,610
Cash and foreign
currency*................       4,054        2,872          1          6             --            16,936                15
Short-term investments
held as collateral for
securities loaned........      63,268           --     30,253     32,807         29,662                --            70,259
Receivable for
investments sold.........       1,248          169     10,079      2,235            311               586            16,060
Receivable for shares
sold.....................         149          130         40        467             --               434             1,756
Interest and dividend
receivables..............         495            2        570        515            763               441             6,484
Receivable for variation
margin...................          --           --         --         --             --                19                --
Net unrealized
appreciation on forward
currency contracts.......          --           --         --         --             --                 7                --
Dividend tax reclaim
receivable...............          --           --          5          1              2                --                --
Prepaid insurance
expense..................          --           --         --         --              2                --                --
Miscellaneous
receivable...............          --           --         --         --             10                --                --
                           ----------  -----------  ---------  ---------  -------------  ----------------  ----------------
    Total Assets.........     729,499       36,005    708,503    552,579        640,315            72,110           668,184
                           ----------  -----------  ---------  ---------  -------------  ----------------  ----------------
LIABILITIES:
Payable for investments
purchased................       4,722          759      3,892      2,226             --            17,470            26,033
Collateral for securities
loaned...................      63,268           --     30,253     32,807         29,662                --            70,259
Advisory fee payable.....         458           25        319        122            357                30               200
Trustees' fees and
expenses payable.........           2           --          2          2              2                --                 1
Payable to custodian.....          26            7         26         17             79                 7                14
Payable for shares
repurchased..............          14           14        155         --            285                 9                27
Payable for variation
margin...................          --           --         --         18              8                --                --
Written options
outstanding, at
value**..................          --           --         --         --             --                97                --
Accrued expenses and
other payables...........         116           22        103         72            104                16                68
                           ----------  -----------  ---------  ---------  -------------  ----------------  ----------------
    Total Liabilities....      68,606          827     34,750     35,264         30,497            17,629            96,602
                           ----------  -----------  ---------  ---------  -------------  ----------------  ----------------

NET ASSETS...............  $  660,893  $    35,178  $ 673,753  $ 517,315  $     609,818  $         54,481  $        571,582
                           ==========  ===========  =========  =========  =============  ================  ================
NET ASSETS consist of:
Paid-in capital..........  $  792,380  $    63,132  $ 827,949  $ 488,164  $     744,146  $         54,701  $        570,885
Undistributed
(distribution in excess
of) net investment income
(loss)...................         925           --        204        164            161               (49)              541
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts................    (151,191)     (15,094)  (137,906)    22,081       (111,004)             (248)           (7,118)
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, forward foreign
currency contracts,
written option contracts
and futures contracts....      18,779      (12,860)   (16,494)     6,906        (23,485)               77             7,274
                           ----------  -----------  ---------  ---------  -------------  ----------------  ----------------
TOTAL NET ASSETS.........  $  660,893  $    35,178  $ 673,753  $ 517,315  $     609,818  $         54,481  $        571,582
                           ==========  ===========  =========  =========  =============  ================  ================
Shares of beneficial
interest outstanding
(unlimited authorization,
no par
value) (in 000's)........     419,273       72,775    412,491    190,511        486,607            52,297           516,736
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding).............  $    1.576  $     0.483  $   1.633  $   2.715  $       1.253  $          1.042  $          1.106
                           ==========  ===========  =========  =========  =============  ================  ================
      +Total value of
      securities on
      loan...............  $   61,198  $        --  $  28,364  $  31,422  $      28,440  $             --  $         68,678
                           ==========  ===========  =========  =========  =============  ================  ================

                           Government   Money
                              Bond      Market
                              Fund       Fund
-------------------------  --------------------

ASSETS:
Investments:
  Investments at cost....  $  114,758  $578,956
  Net unrealized
  appreciation
  (depreciation).........         819        --
                           ----------  --------
    Total investments at
    value+...............     115,577   578,956
Cash and foreign
currency*................          17         9
Short-term investments
held as collateral for
securities loaned........      25,556        --
Receivable for
investments sold.........           5        --
Receivable for shares
sold.....................           9    22,307
Interest and dividend
receivables..............       1,459     3,607
Receivable for variation
margin...................          --        --
Net unrealized
appreciation on forward
currency contracts.......          --        --
Dividend tax reclaim
receivable...............          --        --
Prepaid insurance
expense..................          --        --
Miscellaneous
receivable...............          --        --
                           ----------  --------
    Total Assets.........     142,623   604,879
                           ----------  --------
LIABILITIES:
Payable for investments
purchased................          --        --
Collateral for securities
loaned...................      25,556        --
Advisory fee payable.....          50       149
Trustees' fees and
expenses payable.........          --         1
Payable to custodian.....           6         1
Payable for shares
repurchased..............         481        --
Payable for variation
margin...................          --        --
Written options
outstanding, at
value**..................          --        --
Accrued expenses and
other payables...........          16        71
                           ----------  --------
    Total Liabilities....      26,109       222
                           ----------  --------
NET ASSETS...............  $  116,514  $604,657
                           ==========  ========
NET ASSETS consist of:
Paid-in capital..........  $  117,590  $604,667
Undistributed
(distribution in excess
of) net investment income
(loss)...................        (202)       --
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts................      (1,693)      (10)
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, forward foreign
currency contracts,
written option contracts
and futures contracts....         819        --
                           ----------  --------
TOTAL NET ASSETS.........  $  116,514  $604,657
                           ==========  ========
Shares of beneficial
interest outstanding
(unlimited authorization,
no par
value) (in 000's)........     108,231   604,669
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding).............  $    1.077  $  1.000
                           ==========  ========
      +Total value of
      securities on
      loan...............  $   25,008  $     --
                           ==========  ========


-------------------------------------------------------------------

* Cost $1,131 and $11,764 for Select Emerging Markets Fund and Select International Equity Fund, respectively
**   Premiums of $64 for the Select Strategic Income Fund

--------------------------------------------------------------------------
                                                                            F-51

                           ALLMERICA INVESTMENT TRUST

   STATEMENTS OF OPERATIONS (IN 000'S) - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                              Select       Select     Select Capital  Select Value     Select
                             Emerging    Aggressive    Appreciation   Opportunity   International
                           Markets Fund  Growth Fund       Fund           Fund       Equity Fund
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest...............  $         73  $       885  $          369  $        617  $         411
  Dividends..............           990        2,335           1,279         5,459         11,367
  Securities lending
  income.................            40          291             228            66            310
  Less net foreign taxes
  withheld...............          (132)          (7)             (2)          (25)        (1,359)
                           ------------  -----------  --------------  ------------  -------------
    Total investment
    income...............           971        3,504           1,874         6,117         10,729
                           ------------  -----------  --------------  ------------  -------------
EXPENSES
  Investment advisory
  fees...................           656        5,308           3,928         3,531          4,866
  Custodian and Fund
  accounting fees........           139          234             145           113            483
  Legal fees.............             1           13               7             8             11
  Audit fees.............             2           37              24            23             32
  Trustees' fees and
  expenses...............             2           27              14            13             20
  Reports to
  shareholders...........            23          115              65            62             81
  Insurance..............            --           --              --            --             --
  Miscellaneous..........            --           23               8             2              8
                           ------------  -----------  --------------  ------------  -------------
    Total expenses before
    reductions...........           823        5,757           4,191         3,752          5,501
    Less reductions......           (50)        (189)            (41)         (204)           (75)
                           ------------  -----------  --------------  ------------  -------------
    Total expenses net of
    reductions...........           773        5,568           4,150         3,548          5,426
                           ------------  -----------  --------------  ------------  -------------
NET INVESTMENT INCOME
(LOSS)...................           198       (2,064)         (2,276)        2,569          5,303
                           ------------  -----------  --------------  ------------  -------------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments
  sold...................       (17,006)    (315,079)         (9,448)       37,797         (9,038)
  Net realized loss on
  futures contracts......            --           --              --            --             --
  Net realized gain
  (loss) on foreign
  currency
  transactions...........          (184)         (28)             --            --          1,106
  Net realized loss on
  written options
  contracts..............            --           --              --            --             --
  Net change in
  unrealized appreciation
  (depreciation) of
  investments............        12,744      140,297           2,054         8,248       (133,174)
  Net change in
  unrealized appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency....            38           --              --            --            136
                           ------------  -----------  --------------  ------------  -------------
NET GAIN (LOSS) ON
INVESTMENTS..............        (4,408)    (174,810)         (7,394)       46,045       (140,970)
                           ------------  -----------  --------------  ------------  -------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS..........  $     (4,210) $  (176,874) $       (9,670) $     48,614  $    (135,667)
                           ============  ===========  ==============  ============  =============


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST


                             Select      Select        Core      Equity    Select Growth       Select            Select
                             Growth     Strategic     Equity      Index     and Income    Strategic Income  Investment Grade
                              Fund     Growth Fund     Fund       Fund         Fund             Fund          Income Fund
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest...............  $      630  $        86  $      229  $     151  $          80  $          1,377  $         32,600
  Dividends..............       6,339           47      10,019      7,079          8,710                --                --
  Securities lending
  income.................          87           --          64         40             53                --               144
  Less net foreign taxes
  withheld...............          (9)          --         (68)       (39)           (51)               --                --
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
    Total investment
    income...............       7,047          133      10,244      7,231          8,792             1,377            32,744
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
EXPENSES
  Investment advisory
  fees...................       6,256          279       4,214      1,500          4,633               164             2,168
  Custodian and Fund
  accounting fees........         257           71         252        196            225                88               152
  Legal fees.............          15           --          15         10             13                --                 9
  Audit fees.............          45            3          44         31             38                 4                32
  Trustees' fees and
  expenses...............          30            1          31         19             24                --                13
  Reports to
  shareholders...........          86           21         185         62             67                 3                56
  Insurance..............          --           --          --         --             --                --                 2
  Miscellaneous..........          10           --           7          9              6                14                 5
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
    Total expenses before
    reductions...........       6,699          375       4,748      1,827          5,006               273             2,437
    Less reductions......        (577)          (1)       (275)       (79)           (47)               --                --
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
    Total expenses net of
    reductions...........       6,122          374       4,473      1,748          4,959               273             2,437
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
NET INVESTMENT INCOME
(LOSS)...................         925         (241)      5,771      5,483          3,833             1,104            30,307
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments
  sold...................    (145,942)     (11,541)   (119,107)    24,676        (74,416)              664             9,342
  Net realized loss on
  futures contracts......          --           --          --       (335)          (647)               (6)               --
  Net realized gain
  (loss) on foreign
  currency
  transactions...........          --           --          --         --             --               (31)               --
  Net realized loss on
  written options
  contracts..............          --           --          --         --             --                (2)               --
  Net change in
  unrealized appreciation
  (depreciation) of
  investments............    (101,668)         235     (38,655)  (103,383)       (22,032)             (400)             (732)
  Net change in
  unrealized appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency....          --           --          --         --             --                 7                --
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
NET GAIN (LOSS) ON
INVESTMENTS..............    (247,610)     (11,306)   (157,762)   (79,042)       (97,095)              232             8,610
                           ----------  -----------  ----------  ---------  -------------  ----------------  ----------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS..........  $ (246,685) $   (11,547) $ (151,991) $ (73,559) $     (93,262) $          1,336  $         38,917
                           ==========  ===========  ==========  =========  =============  ================  ================


                           Government   Money
                              Bond      Market
                              Fund       Fund
-------------------------  --------------------

INVESTMENT INCOME
  Interest...............  $    5,117  $ 23,185
  Dividends..............          --        --
  Securities lending
  income.................          84        --
  Less net foreign taxes
  withheld...............          --        --
                           ----------  --------
    Total investment
    income...............       5,201    23,185
                           ----------  --------
EXPENSES
  Investment advisory
  fees...................         510     1,591
  Custodian and Fund
  accounting fees........          67       126
  Legal fees.............           2        10
  Audit fees.............           1        25
  Trustees' fees and
  expenses...............           3        18
  Reports to
  shareholders...........          11        85
  Insurance..............          --        --
  Miscellaneous..........          --         7
                           ----------  --------
    Total expenses before
    reductions...........         594     1,862
    Less reductions......          --        --
                           ----------  --------
    Total expenses net of
    reductions...........         594     1,862
                           ----------  --------
NET INVESTMENT INCOME
(LOSS)...................       4,607    21,323
                           ----------  --------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments
  sold...................       2,830       189
  Net realized loss on
  futures contracts......          --        --
  Net realized gain
  (loss) on foreign
  currency
  transactions...........          --        --
  Net realized loss on
  written options
  contracts..............          --        --
  Net change in
  unrealized appreciation
  (depreciation) of
  investments............        (314)       --
  Net change in
  unrealized appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency....          --        --
                           ----------  --------
NET GAIN (LOSS) ON
INVESTMENTS..............       2,516       189
                           ----------  --------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS..........  $    7,123  $ 21,512
                           ==========  ========


--------------------------------------------------------------------------
                                                                            F-53

                           ALLMERICA INVESTMENT TRUST

                 STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

                            Select Emerging    Select Aggressive     Select Capital
                             Markets Fund         Growth Fund      Appreciation Fund
-------------------------------------------------------------------------------------
                              Years Ended         Years Ended         Years Ended
                             December 31,        December 31,         December 31,
                             2001     2000      2001      2000       2001      2000
-------------------------------------------------------------------------------------
NET ASSETS at beginning    $ 48,786  $50,452  $858,759  $1,015,699 $510,483  $417,087
of year..................
                           --------  -------  --------  ---------  -------   -------

Increase (decrease) in
net assets resulting from
operations:
  Net investment income
  (loss).................       198     (267)   (2,064)    (4,652)  (2,276)   (1,842)
    Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........   (17,190)     933  (315,107)   141,861   (9,448)   33,963
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    assets and
    liabilities in
    foreign currency.....    12,782  (26,644)  140,297   (415,367)   2,054    (2,083)
                           --------  -------  --------  ---------  -------   -------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........    (4,210) (25,978) (176,874)  (278,158)  (9,670)   30,038
                           --------  -------  --------  ---------  -------   -------

Distributions to
shareholders from(a):
    Net investment
    income...............        --      (82)       --         --       --        --
    Net realized gain on
    investments..........        --   (1,274) (140,011)  (202,798) (33,056)  (15,535)
                           --------  -------  --------  ---------  -------   -------
      Total
      distributions......        --   (1,356) (140,011)  (202,798) (33,056)  (15,535)
                           --------  -------  --------  ---------  -------   -------

Capital share
transactions:
    Net proceeds from
    sales of shares......    97,076   74,541   162,757    595,181   16,905   133,811
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............        --       --        --         --       --        --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............        --       --        --         --       --        --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Global
    Interactive/Telecom
    Portfolio
    (Note 9).............        --       --        --         --    3,008        --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    International Growth
    Portfolio
    (Note 9).............        --       --        --         --       --        --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Growth Portfolio
    (Note 9).............        --       --        --         --       --        --
    Issued to
    shareholders in
    reinvestment of
    distributions........        --    1,356   140,011    202,798   33,056    15,535
    Cost of shares
    repurchased..........   (90,764) (50,229) (327,966)  (473,963) (84,862)  (70,453)
                           --------  -------  --------  ---------  -------   -------
      Net increase
      (decrease) from
      capital share
      transactions.......     6,312   25,668   (25,198)   324,016  (31,893)   78,893
                           --------  -------  --------  ---------  -------   -------
      Total increase
      (decrease) in net
      assets.............     2,102   (1,666) (342,083)  (156,940) (74,619)   93,396
                           --------  -------  --------  ---------  -------   -------

NET ASSETS at end of
year.....................  $ 50,888  $48,786  $516,676  $ 858,759  $435,864  $510,483
                           ========  =======  ========  =========  =======   =======

Undistributed
(distribution in excess
of) net investment income
(loss)...................  $     (3) $    (7) $    (10) $      --  $    --   $    --
                           ========  =======  ========  =========  =======   =======

OTHER INFORMATION:
Share transactions:
    Sold.................   123,097   69,708    89,064    203,689    8,465    63,034
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............        --       --        --         --       --        --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............        --       --        --         --       --        --
    Issued in exchange
    for the shares of The
    Fulcrum Trust Global
    Interactive/Telecom
    Portfolio (Note 9)..         --       --        --         --    1,536        --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    International Growth
    Portfolio
    (Note 9).............        --       --        --         --       --        --
    Issued in exchange
    for the shares of The
    Fulcrum Trust Growth
    Portfolio
    (Note 9).............        --       --        --         --       --        --
    Issued to
    shareholders in
    reinvestment of
    distributions........        --    1,686   110,072     70,983   17,601     7,401
    Repurchased..........  (113,927) (48,638) (191,852)  (166,713) (43,476)  (33,114)
                           --------  -------  --------  ---------  -------   -------
      Net increase
      (decrease) in
      shares
      outstanding........     9,170   22,756     7,284    107,959  (15,874)   37,321
                           ========  =======  ========  =========  =======   =======

-------------------------------------------------------------------

(a) Certain prior year amounts have been reclassified to conform to current year presentation.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-54

                           ALLMERICA INVESTMENT TRUST


                             Select Value    Select International     Select Growth      Select Strategic
                           Opportunity Fund      Equity Fund               Fund            Growth Fund
---------------------------------------------------------------------------------------------------------
                             Years Ended         Years Ended           Years Ended         Years Ended
                             December 31,        December 31,          December 31,        December 31,
                            2001     2000       2001       2000      2001       2000      2001     2000
---------------------------------------------------------------------------------------------------------
NET ASSETS at beginning    $397,541 $308,331 $  679,128  $679,341  $1,040,237 $1,216,365 $37,522  $31,254
of year..................
                           -------  -------  ----------  --------  ---------  ---------  -------  -------

Increase (decrease) in
net assets resulting from
operations:
  Net investment income
  (loss).................    2,569    2,475       5,303     5,333        925       (544)    (241)    (148)
    Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........   37,797   42,058      (7,932)   94,424   (145,942)    34,885  (11,541)  (2,429)
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    assets and
    liabilities in
    foreign currency.....    8,248   50,775    (133,038) (160,621)  (101,668)  (259,274)     235  (16,243)
                           -------  -------  ----------  --------  ---------  ---------  -------  -------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........   48,614   95,308    (135,667)  (60,864)  (246,685)  (224,933) (11,547) (18,820)
                           -------  -------  ----------  --------  ---------  ---------  -------  -------

Distributions to
shareholders from(a):
    Net investment
    income...............   (2,475)  (1,208)     (8,202)   (3,337)        --         --       --       (2)
    Net realized gain on
    investments..........  (41,813)  (3,157)    (95,437)  (22,791)   (39,916)  (145,767)      --   (1,424)
                           -------  -------  ----------  --------  ---------  ---------  -------  -------
      Total
      distributions......  (44,288)  (4,365)   (103,639)  (26,128)   (39,916)  (145,767)      --   (1,426)
                           -------  -------  ----------  --------  ---------  ---------  -------  -------

Capital share
transactions:
    Net proceeds from
    sales of shares......   50,499   54,699     957,473   731,203     38,586    142,515   14,258   31,378
    Value of shares
    issued in exchange
    for the net assets of
    Select Income Fund
    (Note 9).............       --       --          --        --         --         --       --       --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............       --       --          --        --         --         --       --       --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Global
    Interactive/Telecom
    Portfolio
    (Note 9).............       --       --          --        --         --         --       --       --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    International Growth
    Portfolio
    (Note 9).............       --       --       1,075        --         --         --       --       --
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Growth Portfolio
    (Note 9).............       --       --          --        --         --         --       --       --
    Issued to
    shareholders in
    reinvestment of
    distributions........   44,288    4,365     103,639    26,128     39,916    145,767       --    1,426
    Cost of shares
    repurchased..........  (56,319) (60,797) (1,042,003) (670,552)  (171,245)   (93,710)  (5,055)  (6,290)
                           -------  -------  ----------  --------  ---------  ---------  -------  -------
      Net increase
      (decrease) from
      capital share
      transactions.......   38,468   (1,733)     20,184    86,779    (92,743)   194,572    9,203   26,514
                           -------  -------  ----------  --------  ---------  ---------  -------  -------
      Total increase
      (decrease) in net
      assets.............   42,794   89,210    (219,122)     (213)  (379,344)  (176,128)  (2,344)   6,268
                           -------  -------  ----------  --------  ---------  ---------  -------  -------

NET ASSETS at end of
year.....................  $440,335 $397,541 $  460,006  $679,128  $ 660,893  $1,040,237 $35,178  $37,522
                           =======  =======  ==========  ========  =========  =========  =======  =======

Undistributed
(distribution in excess
of) net investment income
(loss)...................  $ 2,569  $ 2,475  $    5,774  $  7,567  $     925  $      --  $    --  $    --
                           =======  =======  ==========  ========  =========  =========  =======  =======

OTHER INFORMATION:
Share transactions:
    Sold.................   25,521   32,876     708,162   386,962     19,929     51,775   27,508   31,528
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............       --       --          --        --         --         --       --       --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............       --       --          --        --         --         --       --       --
    Issued in exchange
    for the shares of The
    Fulcrum Trust Global
    Interactive/Telecom
    Portfolio (Note 9)..        --       --          --        --         --         --       --       --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    International Growth
    Portfolio
    (Note 9).............       --       --         970        --         --         --       --       --
    Issued in exchange
    for the shares of The
    Fulcrum Trust Growth
    Portfolio
    (Note 9).............       --       --          --        --         --         --       --       --
    Issued to
    shareholders in
    reinvestment of
    distributions........   23,520    2,638      88,353    13,503     24,221     55,743       --    1,901
    Repurchased..........  (29,141) (35,187)   (765,439) (353,631)   (94,762)   (36,601)  (9,632)  (6,297)
                           -------  -------  ----------  --------  ---------  ---------  -------  -------
      Net increase
      (decrease) in
      shares
      outstanding........   19,900      327      32,046    46,834    (50,612)    70,917   17,876   27,132
                           =======  =======  ==========  ========  =========  =========  =======  =======

-------------------------------------------------------------------

(a) Certain prior year amounts have been reclassified to conform to current year presentation.

--------------------------------------------------------------------------
                                                                            F-55

                           ALLMERICA INVESTMENT TRUST

                 STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

                                  Core Equity                 Equity Index             Select Growth and
                                      Fund                        Fund                    Income Fund
-------------------------------------------------------------------------------------------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                           December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                               2001          2000          2001          2000          2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning    $    924,904  $  1,076,297  $    599,266  $    638,230  $    809,262  $    844,538
of year..................
                           ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in
net assets resulting from
operations:
    Net investment
    income...............         5,771         5,369         5,483         5,718         3,833         5,942
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............      (119,107)      182,250        24,341        30,378       (75,063)      (33,536)
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....       (38,655)     (285,585)     (103,383)      (95,093)      (22,032)      (68,785)
                           ------------  ------------  ------------  ------------  ------------  ------------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........      (151,991)      (97,966)      (73,559)      (58,997)      (93,262)      (96,379)
                           ------------  ------------  ------------  ------------  ------------  ------------

Distributions to
shareholders from(a):
    Net investment
    income...............        (5,575)       (5,567)       (5,327)       (5,956)       (3,691)       (6,342)
    Net realized gain on
    investments..........      (198,019)     (106,111)      (29,644)      (67,546)           --      (149,381)
                           ------------  ------------  ------------  ------------  ------------  ------------
      Total
      distributions......      (203,594)     (111,678)      (34,971)      (73,502)       (3,691)     (155,723)
                           ------------  ------------  ------------  ------------  ------------  ------------

Capital share
transactions:
  Net proceeds from sales
  of shares..............         6,469        24,267        39,201        70,446        10,888       102,347
  Value of shares issued
  in exchange for the net
  assets of Select Income
  Fund (Note 9)..........            --            --            --            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The Fulcrum
  Trust Strategic Income
  Portfolio (Note 9).....            --            --            --            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The Global
  Interactive/Telecom
  Portfolio (Note 9).....            --            --            --            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The
  International Growth
  Portfolio (Note 9).....            --            --            --            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The Growth
  Portfolio (Note 9).....            --            --            --            --         1,958            --
  Issued to shareholders
  in reinvestment of
  distributions..........       203,594       111,678        34,971        73,502         3,691       155,723
    Cost of shares
    repurchased..........      (105,629)      (77,694)      (47,593)      (50,413)     (119,028)      (41,244)
                           ------------  ------------  ------------  ------------  ------------  ------------
      Net increase
      (decrease) from
      capital share
      transactions.......       104,434        58,251        26,579        93,535      (102,491)      216,826
                           ------------  ------------  ------------  ------------  ------------  ------------
      Total increase
      (decrease) in net
      assets.............      (251,151)     (151,393)      (81,951)      (38,964)     (199,444)      (35,276)
                           ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS at end of
year.....................  $    673,753  $    924,904  $    517,315  $    599,266  $    609,818  $    809,262
                           ============  ============  ============  ============  ============  ============

Undistributed
(distribution in excess
of) net investment income
(loss)...................  $        204  $          8  $        164  $          9  $        161  $         20
                           ============  ============  ============  ============  ============  ============

OTHER INFORMATION:
Share transactions:
    Sold.................         2,802         7,626        13,035        18,183         6,671        57,653
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............            --            --            --            --            --            --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............            --            --            --            --            --            --
    Issued in exchange
    for the shares of The
    Global
    Interactive/Telecom
    Portfolio
    (Note 9).............            --            --            --            --            --            --
    Issued in exchange
    for the shares of The
    International Growth
    Portfolio
    (Note 9).............            --            --            --            --            --            --
    Issued in exchange
    for the shares of The
    Growth Portfolio
    (Note 9).............            --            --            --            --         1,544            --
    Issued to
    shareholders in
    reinvestment of
    distributions........       117,494        37,251        12,483        20,213         2,978        98,238
    Repurchased..........       (51,794)      (26,005)      (16,673)      (13,944)      (91,147)      (26,279)
                           ------------  ------------  ------------  ------------  ------------  ------------
      Net increase
      (decrease) in
      shares
      outstanding........        68,502        18,872         8,845        24,452       (79,954)      129,612
                           ============  ============  ============  ============  ============  ============

-------------------------------------------------------------------

*    The Select Strategic Income Fund commenced operations on July 3, 2000.
(a) Certain prior year amounts have been reclassified to conform to current year presentation.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-56

                           ALLMERICA INVESTMENT TRUST


                                                                 Select
                                Select Strategic            Investment Grade               Government             Money
                                  Income Fund*                Income Fund                  Bond Fund           Market Fund
---------------------------------------------------------------------------------------------------------------------------
                            Year Ended   Period Ended   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                           December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                               2001          2000          2001          2000          2001          2000          2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning    $     16,617  $         --  $    445,609  $    240,541  $     78,531  $     87,247  $    457,912
of year..................
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in
net assets resulting from
operations:
    Net investment
    income...............         1,104           418        30,307        21,889         4,607         4,340        21,323
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............           625             2         9,342        (7,322)        2,830        (1,357)          189
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....          (393)          464          (732)       17,454          (314)        4,330            --
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........         1,336           884        38,917        32,021         7,123         7,313        21,512
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------

Distributions to
shareholders from(a):
    Net investment
    income...............        (1,144)         (431)      (30,911)      (21,948)       (5,195)       (4,350)      (21,323)
    Net realized gain on
    investments..........          (869)           --            --            --            --            --            --
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------
      Total
      distributions......        (2,013)         (431)      (30,911)      (21,948)       (5,195)       (4,350)      (21,323)
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------

Capital share
transactions:
  Net proceeds from sales
  of shares..............        37,550        15,754       120,387        30,984        44,015        10,064     2,258,192
  Value of shares issued
  in exchange for the net
  assets of Select Income
  Fund (Note 9)..........            --            --            --       181,876            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The Fulcrum
  Trust Strategic Income
  Portfolio (Note 9).....            --            --            --         1,281            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The Global
  Interactive/Telecom
  Portfolio (Note 9).....            --            --            --            --            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The
  International Growth
  Portfolio (Note 9).....            --            --            --            --            --            --            --
  Value of shares issued
  in exchange for the net
  assets of The Growth
  Portfolio (Note 9).....            --            --            --            --            --            --            --
  Issued to shareholders
  in reinvestment of
  distributions..........         2,013           431        30,911        21,948         5,195         4,350        21,323
    Cost of shares
    repurchased..........        (1,022)          (21)      (33,331)      (41,094)      (13,155)      (26,093)   (2,132,959)
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------
      Net increase
      (decrease) from
      capital share
      transactions.......        38,541        16,164       117,967       194,995        36,055       (11,679)      146,556
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------
      Total increase
      (decrease) in net
      assets.............        37,864        16,617       125,973       205,068        37,983        (8,716)      146,745
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS at end of
year.....................  $     54,481  $     16,617  $    571,582  $    445,609  $    116,514  $     78,531  $    604,657
                           ============  ============  ============  ============  ============  ============  ============

Undistributed
(distribution in excess
of) net investment income
(loss)...................  $        (49) $        (11) $        541  $        (68) $       (202) $         --  $         --
                           ============  ============  ============  ============  ============  ============  ============

OTHER INFORMATION:
Share transactions:
    Sold.................        35,194        15,736       108,670        24,652        40,871         9,806     2,258,192
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............            --            --            --       173,465            --            --            --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............            --            --            --         1,222            --            --            --
    Issued in exchange
    for the shares of The
    Global
    Interactive/Telecom
    Portfolio
    (Note 9).............            --            --            --            --            --            --            --
    Issued in exchange
    for the shares of The
    International Growth
    Portfolio
    (Note 9).............            --            --            --            --            --            --            --
    Issued in exchange
    for the shares of The
    Growth Portfolio
    (Note 9).............            --            --            --            --            --            --            --
    Issued to
    shareholders in
    reinvestment of
    distributions........         1,930           424        28,034        20,610         4,854         4,255        21,323
    Repurchased..........          (967)          (20)      (30,103)      (38,731)      (12,221)      (25,624)   (2,132,959)
                           ------------  ------------  ------------  ------------  ------------  ------------  ------------
      Net increase
      (decrease) in
      shares
      outstanding........        36,157        16,140       106,601       181,218        33,504       (11,563)      146,556
                           ============  ============  ============  ============  ============  ============  ============


                              Money
                           Market Fund
-------------------------  ------------
                            Year Ended
                           December 31,
                               2000
-------------------------  ------------

NET ASSETS at beginning    $    513,606
of year..................
                           ------------
Increase (decrease) in
net assets resulting from
operations:
    Net investment
    income...............        26,273
    Net realized gain
    (loss) on investments
    sold, written option
    contracts and futures
    contracts............          (102)
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments, written
    option contracts and
    futures contracts....            --
                           ------------
    Net increase
    (decrease) in net
    assets resulting from
    operations...........        26,171
                           ------------
Distributions to
shareholders from(a):
    Net investment
    income...............       (26,273)
    Net realized gain on
    investments..........            --
                           ------------
      Total
      distributions......       (26,273)
                           ------------
Capital share
transactions:
  Net proceeds from sales
  of shares..............     2,405,587
  Value of shares issued
  in exchange for the net
  assets of Select Income
  Fund (Note 9)..........            --
  Value of shares issued
  in exchange for the net
  assets of The Fulcrum
  Trust Strategic Income
  Portfolio (Note 9).....            --
  Value of shares issued
  in exchange for the net
  assets of The Global
  Interactive/Telecom
  Portfolio (Note 9).....            --
  Value of shares issued
  in exchange for the net
  assets of The
  International Growth
  Portfolio (Note 9).....            --
  Value of shares issued
  in exchange for the net
  assets of The Growth
  Portfolio (Note 9).....            --
  Issued to shareholders
  in reinvestment of
  distributions..........        26,273
    Cost of shares
    repurchased..........    (2,487,452)
                           ------------
      Net increase
      (decrease) from
      capital share
      transactions.......       (55,592)
                           ------------
      Total increase
      (decrease) in net
      assets.............       (55,694)
                           ------------
NET ASSETS at end of
year.....................  $    457,912
                           ============
Undistributed
(distribution in excess
of) net investment income
(loss)...................  $         --
                           ============
OTHER INFORMATION:
Share transactions:
    Sold.................     2,405,587
    Issued in exchange
    for the shares of
    Select Income Fund
    (Note 9).............            --
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    Strategic Income
    Portfolio
    (Note 9).............            --
    Issued in exchange
    for the shares of The
    Global
    Interactive/Telecom
    Portfolio
    (Note 9).............            --
    Issued in exchange
    for the shares of The
    International Growth
    Portfolio
    (Note 9).............            --
    Issued in exchange
    for the shares of The
    Growth Portfolio
    (Note 9).............            --
    Issued to
    shareholders in
    reinvestment of
    distributions........        26,273
    Repurchased..........    (2,487,452)
                           ------------
      Net increase
      (decrease) in
      shares
      outstanding........       (55,592)
                           ============

-------------------------------------------------------------------

*    The Select Strategic Income Fund commenced operations on July 3, 2000.
(a) Certain prior year amounts have been reclassified to conform to current year presentation.

--------------------------------------------------------------------------
                                                                            F-57

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                      Income from Investment Operations                  Less Distributions(e)
               -----------------------------------------------  ----------------------------------------
                                      Net Realized                                                           Net
                  Net                     and                               Distributions                  Increase
                 Asset       Net       Unrealized               Dividends     from Net                    (Decrease)
                 Value    Investment  Gain (Loss)   Total from   from Net     Realized                        in
 Year Ended    Beginning    Income         on       Investment  Investment     Capital         Total      Net Asset
December 31,    of Year   (Loss)(2)   Investments   Operations    Income        Gains      Distributions    Value
-------------  ---------  ----------  ------------  ----------  ----------  -------------  -------------  ----------
Select
 Emerging
 Markets
 Fund(1)
     2001       $0.789     $ 0.003      $(0.075)     $(0.072)    $    --       $    --        $    --      $(0.072)
     2000        1.292      (0.003)      (0.477)      (0.480)     (0.002)       (0.021)        (0.023)      (0.503)
     1999        0.784       0.001        0.513        0.514      (0.006)           --         (0.006)       0.508
     1998(d)     1.000       0.006       (0.221)      (0.215)     (0.001)           --         (0.001)      (0.216)
Selective
 Aggressive
 Growth
 Fund(1)
     2001       $2.117     $(0.005)     $(0.446)     $(0.451)    $    --       $(0.415)       $(0.415)     $(0.866)
     2000        3.411      (0.011)      (0.667)      (0.678)         --        (0.616)        (0.616)      (1.294)
     1999        2.460      (0.012)       0.963        0.951          --            --             --        0.951
     1998        2.225      (0.008)       0.243        0.235          --            --             --        0.235
     1997        2.037      (0.009)       0.387        0.378          --        (0.190)        (0.190)       0.188
Select
 Capital
 Appreciation
 Fund(1)
     2001       $2.122     $(0.010)     $(0.019)     $(0.029)    $    --       $(0.153)       $(0.153)     $(0.182)
     2000        2.053      (0.008)       0.147        0.139          --        (0.070)        (0.070)       0.069
     1999        1.640      (0.007)       0.423        0.416          --        (0.003)        (0.003)       0.413
     1998        1.698      (0.006)       0.241        0.235          --        (0.293)        (0.293)      (0.058)
     1997        1.485      (0.005)       0.218        0.213          --            --             --        0.213
Select Value
 Opportunity
 Fund(1)
     2001       $1.958     $ 0.012      $ 0.225      $ 0.237     $(0.012)      $(0.208)       $(0.220)     $ 0.017
     2000        1.521       0.012        0.446        0.458      (0.006)       (0.015)        (0.021)       0.437
     1999        1.686       0.006       (0.077)      (0.071)         --        (0.094)        (0.094)      (0.165)
     1998        1.626       0.014        0.066        0.080      (0.014)       (0.006)        (0.020)       0.060
     1997        1.511       0.010        0.364        0.374      (0.010)       (0.249)        (0.259)       0.115
Select
 International
 Equity Fund
     2001       $1.781     $ 0.018      $(0.385)     $(0.367)    $(0.024)      $(0.277)       $(0.301)     $(0.668)
     2000        2.031       0.013       (0.191)      (0.178)     (0.009)       (0.063)        (0.072)      (0.250)
     1999        1.542       0.012        0.477        0.489          --            --             --        0.489
     1998        1.341       0.014        0.207        0.221      (0.020)           --         (0.020)       0.201
     1997        1.356       0.015        0.049        0.064      (0.033)       (0.046)        (0.079)      (0.015)

--------------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund changed sub-advisers on June 1, 2001. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were less than $0.002 in 2001, $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998 for Select Emerging Markets Fund; less than $(0.005) for 2001, $(0.012) in 2000, $(0.013) in 1999, $(0.009)
     in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.010) in 2001, less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.011 in 2001, $0.011 in 2000, $0.005 in 1999, $0.013 in 1998 and $0.009 in 1997 for
     Select Value Opportunity Fund; and $0.024 in 2001, less than $0.013 in 2000, $0.011 in 1999, less than $0.014 in 1998 and less than $0.015 in 1997 for Select International Equity Fund.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-58

                           ALLMERICA INVESTMENT TRUST


                                                         Ratios/Supplemental Data
                          ---------------------------------------------------------------------------------------
                                                       Ratios To Average Net Assets
                                    -------------------------------------------------------------------
               Net Asset            Net Assets
                 Value                End of          Net                                                          Portfolio
 Year Ended     End of     Total      Period      Investment         Operating Expenses         Management Fee     Turnover
December 31,    Period     Return     (000's)    Income (Loss)    (a)       (b)       (c)       Gross      Net       Rate
-------------  ---------  --------  -----------  -------------  --------  --------  --------  ---------  --------  ---------
 Select
Emerging
Markets
Fund(1)
    2001        $0.717      (9.13)% $   50,888          0.41%     1.59%     1.69%     1.69%      1.35%     1.35%       115%
    2000         0.789     (37.22)%     48,786         (0.47)%    1.84%     1.89%     1.89%      1.35%     1.35%        96%
    1999         1.292      65.72%      50,452          0.25%     1.88%     1.92%     1.92%      1.35%     1.35%        60%
    1998(d)      0.784     (21.46)%**   20,873          0.96%*    2.19%*    2.19%*    2.54%*     1.35%*    1.00%*       62%**
Selective
 Aggressive
 Growth
Fund(1)
    2001        $1.251     (21.60)% $  516,676         (0.32)%    0.87%     0.90%     0.90%      0.83%     0.83%       207%
    2000         2.117     (24.54)%    858,759         (0.44)%    0.81%     0.83%     0.83%      0.78%     0.78%       125%
    1999         3.411      38.66%   1,015,699         (0.46)%    0.88%     0.91%     0.91%      0.85%     0.85%       101%
    1998         2.460      10.56%     752,741         (0.36)%    0.92%     0.95%     0.95%      0.88%     0.88%        99%
    1997         2.225      18.71%     604,123         (0.45)%    0.99%     1.04%     1.04%      0.95%     0.95%        95%
 Select
Capital
Appreciation
Fund(1)
    2001        $1.940      (1.14)% $  435,864         (0.51)%    0.93%     0.94%     0.94%      0.88%     0.88%        44%
    2000         2.122       6.81%     510,483         (0.38)%    0.93%     0.94%     0.94%      0.87%     0.87%        53%
    1999         2.053      25.36%     417,087         (0.42)%    0.98%     0.98%     0.98%      0.91%     0.91%        61%
    1998         1.640      13.88%     310,582         (0.47)%    1.02%     1.04%     1.04%      0.94%     0.94%       141%
    1997         1.698      14.28%     240,526         (0.38)%    1.13%     1.13%     1.13%      0.98%     0.98%       133%
Select Value
Opportunity
Fund(1)
    2001        $1.975      12.70%  $  440,335          0.63%     0.87%     0.92%     0.92%      0.87%     0.87%        97%
    2000         1.958      30.40%     397,541          0.71%     0.87%     0.94%     0.94%      0.88%     0.88%        22%
    1999         1.521      (4.70)%    308,331          0.43%     0.88%     0.97%     0.97%      0.90%     0.90%        98%
    1998         1.686       4.87%     268,405          0.95%     0.94%     0.98%     0.99%      0.91%     0.90%        73%
    1997         1.626      24.85%     202,139          0.73%     0.98%     1.04%     1.06%      0.92%     0.90%       110%
 Select
International
Equity Fund
    2001        $1.113     (21.43)% $  460,006          0.97%     0.99%     1.01%     1.01%      0.89%     0.89%        26%
    2000         1.781      (9.03)%    679,128          0.77%     0.98%     0.99%     0.99%      0.88%     0.88%        24%
    1999         2.031      31.71%     679,341          0.69%     1.01%     1.02%     1.02%      0.89%     0.89%        18%
    1998         1.542      16.48%     505,553          0.99%     1.01%     1.02%     1.02%      0.90%     0.90%        27%
    1997         1.341       4.65%     397,915          1.17%     1.15%     1.17%     1.17%      0.97%     0.97%        20%

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund changed sub-advisers on June 1, 2001. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were less than $0.002 in 2001, $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998 for Select Emerging Markets Fund; less than $(0.005) for 2001, $(0.012) in 2000, $(0.013) in 1999, $(0.009)
     in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.010) in 2001, less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.011 in 2001, $0.011 in 2000, $0.005 in 1999, $0.013 in 1998 and $0.009 in 1997 for
     Select Value Opportunity Fund; and $0.024 in 2001, less than $0.013 in 2000, $0.011 in 1999, less than $0.014 in 1998 and less than $0.015 in 1997 for Select International Equity Fund.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-59

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                      Income from Investment Operations                   Less Distributions(e)
               ------------------------------------------------  ----------------------------------------
                                      Net Realized                                                            Net
                  Net                      and                               Distributions                  Increase
                 Asset       Net       Unrealized                Dividends     from Net                    (Decrease)
                 Value    Investment   Gain (Loss)   Total from   from Net     Realized                        in
 Year Ended    Beginning    Income         on        Investment  Investment     Capital         Total      Net Asset
December 31,    of Year   (Loss)(2)    Investments   Operations    Income        Gains      Distributions    Value
-------------  ---------  ----------  -------------  ----------  ----------  -------------  -------------  ----------
Select Growth
Fund(1)
    2001        $2.214     $ 0.002       $(0.545)     $(0.543)    $    --       $(0.095)       $(0.095)     $(0.638)
    2000         3.049      (0.001)       (0.489)      (0.490)         --        (0.345)        (0.345)      (0.835)
    1999         2.428      (0.002)        0.709        0.707      (0.001)       (0.085)        (0.086)       0.621
    1998         1.811       0.002         0.638        0.640          --(3)     (0.023)        (0.023)       0.617
    1997         1.430       0.006         0.480        0.486      (0.006)       (0.099)        (0.105)       0.381
Select
Strategic
Growth
Fund(1)
    2001        $0.683     $(0.003)      $(0.197)     $(0.200)    $    --       $    --        $    --      $(0.200)
    2000         1.126      (0.003)       (0.411)      (0.414)         --(3)     (0.029)        (0.029)      (0.443)
    1999         0.973       0.003         0.153        0.156      (0.003)           --         (0.003)       0.153
    1998(d)      1.000       0.002        (0.027)      (0.025)     (0.002)           --         (0.002)      (0.027)
Core Equity
Fund
    2001        $2.689     $ 0.016       $(0.439)     $(0.423)    $(0.015)      $(0.618)       $(0.633)     $(1.056)
    2000         3.310       0.016        (0.295)      (0.279)     (0.017)       (0.325)        (0.342)      (0.621)
    1999         2.825       0.020         0.779        0.799      (0.020)       (0.294)        (0.314)       0.485
    1998         2.416       0.028         0.436        0.464      (0.028)       (0.027)        (0.055)       0.409
    1997         2.333       0.039         0.540        0.579      (0.038)       (0.458)        (0.496)       0.083
Equity Index
Fund
    2001        $3.299     $ 0.030       $(0.422)     $(0.392)    $(0.029)      $(0.163)       $(0.192)     $(0.584)
    2000         4.060       0.032        (0.362)      (0.330)     (0.034)       (0.397)        (0.431)      (0.761)
    1999         3.408       0.036         0.656        0.692      (0.035)       (0.005)        (0.040)       0.652
    1998         2.753       0.035         0.741        0.776      (0.034)       (0.087)        (0.121)       0.655
    1997         2.165       0.034         0.664        0.698      (0.033)       (0.077)        (0.110)       0.588
Select Growth
and Income
Fund(1)
    2001        $1.428     $ 0.007       $(0.175)     $(0.168)    $(0.007)      $    --        $(0.007)     $(0.175)
    2000         1.933       0.012        (0.190)      (0.178)     (0.013)       (0.314)        (0.327)      (0.505)
    1999         1.779       0.022         0.298        0.320      (0.021)       (0.145)        (0.166)       0.154
    1998         1.552       0.020         0.233        0.253      (0.020)       (0.006)        (0.026)       0.227
    1997         1.405       0.020         0.293        0.313      (0.020)       (0.146)        (0.166)       0.147

-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.001 in 2001, $(0.002) in 2000, $(0.003) in 1999, $0.001 in 1998, and less than $0.006 in 1997 for Select
     Growth Fund; $(0.003) in 2001, less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select Strategic Growth Fund; $0.014 in 2001, $0.015 in 2000, $0.019 in 1999, $0.027 in 1998 and $0.038 in 1997 for
     Core Equity Fund; $0.029 in 2001 and less than $0.032 in 2000 for Equity Index Fund; and $0.007 in 2001, less than $0.012 in 2000, less than $0.022 in 1999, $0.019 in 1998 and $0.019 in 1997 for Select Growth and Income.
(3)  Dividends from net investment income are less than $0.0005.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-60

                           ALLMERICA INVESTMENT TRUST


                                                         Ratios/Supplemental Data
                          ---------------------------------------------------------------------------------------
                                                            Ratios To Average Net Assets
                                    -----------------------------------------------------------------------------
               Net Asset            Net Assets
                 Value                End of          Net                                                          Portfolio
 Year Ended     End of     Total      Period      Investment         Operating Expenses         Management Fee     Turnover
December 31,    Period     Return     (000's)    Income (Loss)    (a)       (b)       (c)       Gross      Net       Rate
-------------  ---------  --------  -----------  -------------  --------  --------  --------  ---------  --------  ---------
Select Growth
Fund(1)
    2001        $1.576     (24.71)% $  660,893          0.12%     0.78%     0.85%     0.85%      0.79%     0.79%        91%
    2000         2.214     (17.79)%  1,040,237         (0.05)%    0.80%     0.81%     0.81%      0.76%     0.76%        79%
    1999         3.049      29.80%   1,216,365         (0.08)%    0.81%     0.83%     0.83%      0.78%     0.78%        84%
    1998         2.428      35.44%     815,390          0.08%     0.85%     0.87%     0.87%      0.82%     0.82%        86%
    1997         1.811      34.06%     470,356          0.42%     0.91%     0.93%     0.93%      0.85%     0.85%        75%
Select
Strategic
Growth
Fund(1)
    2001        $0.483     (29.28)% $   35,178         (0.73)%    1.14%     1.14%     1.14%      0.85%     0.85%        26%
    2000         0.683     (37.03)%     37,522         (0.38)%    1.10%     1.15%     1.15%      0.85%     0.85%       134%
    1999         1.126      16.06%      31,254          0.41%     1.17%     1.20%     1.20%      0.85%     0.85%        58%
    1998(d)      0.973      (2.47)%**   14,839          0.41%*    1.14%*    1.20%*    1.66%*     0.85%*    0.39%*       24%
Core Equity
Fund
    2001        $1.633     (16.90)% $  673,753          0.75%     0.58%     0.61%     0.61%      0.55%     0.55%       134%
    2000         2.689      (9.51)%    924,904          0.51%     0.44%     0.50%     0.50%      0.45%     0.45%       190%
    1999         3.310      29.33%   1,076,297          0.65%     0.45%     0.48%     0.48%      0.43%     0.43%       116%
    1998         2.825      19.32%     860,333          1.08%     0.46%     0.49%     0.49%      0.44%     0.44%       100%
    1997         2.416      25.14%     728,679          1.48%     0.47%     0.49%     0.49%      0.43%     0.43%        79%
Equity Index
Fund
    2001        $2.715     (12.02)% $  517,315          1.02%     0.32%     0.34%     0.34%      0.28%     0.28%        21%
    2000         3.299      (9.03)%    599,266          0.87%     0.32%     0.33%     0.33%      0.27%     0.27%         9%
    1999         4.060      20.41%     638,230          0.98%     0.35%     0.35%     0.35%      0.28%     0.28%        21%
    1998         3.408      28.33%     481,877          1.17%     0.36%     0.36%     0.36%      0.29%     0.29%         6%
    1997         2.753      32.41%     297,191          1.38%     0.44%     0.44%     0.44%      0.31%     0.31%         9%
Select Growth
and Income
Fund(1)
    2001        $1.253     (11.75)% $  609,818          0.56%     0.72%     0.73%     0.73%      0.68%     0.68%        50%
    2000         1.428     (10.80)%    809,262          0.68%     0.73%     0.73%     0.73%      0.67%     0.67%        70%
    1999         1.933      18.43%     844,538          1.17%     0.73%     0.74%     0.74%      0.67%     0.67%       131%
    1998         1.779      16.43%     646,086          1.26%     0.70%     0.73%     0.73%      0.68%     0.68%       112%
    1997         1.552      22.51%     473,552          1.34%     0.77%     0.80%     0.80%      0.73%     0.73%        71%

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*    Annualized.
**   Not Annualized.
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.001 in 2001, $(0.002) in 2000, $(0.003) in 1999, $0.001 in 1998, and less than $0.006 in 1997 for Select
     Growth Fund; $(0.003) in 2001, less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select Strategic Growth Fund; $0.014 in 2001, $0.015 in 2000, $0.019 in 1999, $0.027 in 1998 and $0.038 in 1997 for
     Core Equity Fund; $0.029 in 2001 and less than $0.032 in 2000 for Equity Index Fund; and $0.007 in 2001, less than $0.012 in 2000, less than $0.022 in 1999, $0.019 in 1998 and $0.019 in 1997 for Select Growth and Income.
(3)  Dividends from net investment income are less than $0.0005.

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                                                                            F-61

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS -- FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                     Income from Investment Operations                   Less Distributions(e)
              ------------------------------------------------  ----------------------------------------
                                     Net Realized                                                            Net
                 Net                      and                               Distributions                  Increase
                Asset                 Unrealized                Dividends     from Net                    (Decrease)
                Value       Net       Gain (Loss)   Total from   from Net     Realized                        in
 Year Ended   Beginning  Investment       on        Investment  Investment     Capital         Total      Net Asset
December 31,   of Year     Income     Investments   Operations    Income        Gains      Distributions    Value
------------  ---------  ----------  -------------  ----------  ----------  -------------  -------------  ----------
 Select
Strategic
 Income
Fund(1)(3)
    2001       $1.030      $0.041(4)    $ 0.028      $ 0.069     $(0.040)      $(0.017)       $(0.057)     $ 0.012
    2000(d)     1.000       0.027(2)      0.031        0.058      (0.028)           --         (0.028)       0.030
 Select
 Investment
Grade Income
Fund(3)
    2001       $1.086      $0.064(4)    $ 0.021      $ 0.085     $(0.065)      $    --        $(0.065)     $ 0.020
    2000        1.051       0.070         0.035        0.105      (0.070)           --         (0.070)       0.035
    1999        1.132       0.068        (0.079)      (0.011)     (0.069)       (0.001)        (0.070)      (0.081)
    1998        1.112       0.067         0.020        0.087      (0.067)           --         (0.067)       0.020
    1997        1.084       0.071         0.028        0.099      (0.071)           --         (0.071)       0.028
Government
Bond Fund(3)
    2001       $1.051      $0.049(4)    $ 0.030      $ 0.079     $(0.053)      $    --        $(0.053)     $ 0.026
    2000        1.011       0.058         0.040        0.098      (0.058)           --         (0.058)       0.040
    1999        1.068       0.058        (0.056)       0.002      (0.059)           --         (0.059)      (0.057)
    1998        1.047       0.058         0.021        0.079      (0.058)           --         (0.058)       0.021
    1997        1.036       0.061         0.011        0.072      (0.061)           --         (0.061)       0.011
Money Market
  Fund
    2001       $1.000      $0.042       $    --      $ 0.042     $(0.042)      $    --        $(0.042)     $    --
    2000        1.000       0.062            --        0.062      (0.062)           --         (0.062)          --
    1999        1.000       0.051            --        0.051      (0.051)           --         (0.051)          --
    1998        1.000       0.054            --        0.054      (0.054)           --         (0.054)          --
    1997        1.000       0.053            --        0.053      (0.053)           --         (0.053)          --

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*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was $(0.042) in 2001 and less than $0.027 in 2000 for Select Strategic Income Fund.
(3) The Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and market discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.001, for Select Strategic Income Fund, a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Strategic Income Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 3.99% to 3.91% for Select Strategic Income Fund, a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund, and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)  Computed using average shares outstanding thoroughout the period.

                       See Notes to Financial Statements.
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                           ALLMERICA INVESTMENT TRUST


                                                    Ratios/Supplemental Data
                         ------------------------------------------------------------------------------
                                                             Ratios To Average Net Assets
              Net Asset            Net Assets  --------------------------------------------------------
                Value                End of       Net                                                    Portfolio
 Year Ended    End of     Total      Period    Investment     Operating Expenses       Management Fee    Turnover
December 31,   Period     Return    (000's)      Income      (a)      (b)      (c)     Gross      Net      Rate
------------  ---------  --------  ----------  ----------  -------  -------  -------  --------  -------  ---------
Select
Strategic
Income
Fund(1)(3)
    2001       $1.042       6.95%   $ 54,481       3.91%    0.97%    0.97%    0.97%     0.58%    0.58%       439%
    2000(d)     1.030       5.73%**    16,617      5.40%*   1.02%*   1.08%*   1.08%*    0.61%*   0.55%*      253%**
Select
Investment
Grade Income
Fund(3)
    2001       $1.106       7.94%   $571,582       5.79%    0.47%    0.47%    0.47%     0.41%    0.41%       114%
    2000        1.086      10.31%    445,609       6.53%    0.49%    0.49%    0.49%     0.42%    0.42%       159%
    1999        1.051      (0.97)%   240,541       6.22%    0.50%    0.50%    0.50%     0.43%    0.43%        75%
    1998        1.132       7.97%    230,623       6.01%    0.52%    0.52%    0.52%     0.43%    0.43%       158%
    1997        1.112       9.45%    189,503       6.48%    0.51%    0.51%    0.51%     0.41%    0.41%        48%
Government
Bond Fund(3)
    2001       $1.077       7.63%   $116,514       4.52%    0.58%    0.58%    0.58%     0.50%    0.50%       190%
    2000        1.051      10.00%     78,531       5.58%    0.61%    0.61%    0.61%     0.50%    0.50%        53%
    1999        1.011       0.23%     87,247       5.64%    0.62%    0.62%    0.62%     0.50%    0.50%        37%
    1998        1.068       7.67%     81,018       5.63%    0.64%    0.64%    0.64%     0.50%    0.50%        61%
    1997        1.047       7.08%     55,513       5.92%    0.67%    0.67%    0.67%     0.50%    0.50%        56%
Money Market
Fund
    2001       $1.000       4.28%   $604,657       4.11%    0.36%    0.36%    0.36%     0.31%    0.31%       N/A
    2000        1.000       6.40%    457,912       6.19%    0.31%    0.31%    0.31%     0.26%    0.26%       N/A
    1999        1.000       5.19%    513,606       5.09%    0.29%    0.29%    0.29%     0.24%    0.24%       N/A
    1998        1.000       5.51%    336,253       5.36%    0.32%    0.32%    0.32%     0.26%    0.26%       N/A
    1997        1.000       5.47%    260,620       5.33%    0.35%    0.35%    0.35%     0.27%    0.27%       N/A

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*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was $(0.042) in 2001 and less than $0.027 in 2000 for Select Strategic Income Fund.
(3) The Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and market discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.001, for Select Strategic Income Fund, a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Strategic Income Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 3.99% to 3.91% for Select Strategic Income Fund, a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund, and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)  Computed using average shares outstanding thoroughout the period.

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                                                                            F-63

                           ALLMERICA INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income, Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

SECURITY VALUATION: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

FORWARD FOREIGN CURRENCY CONTRACTS: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any

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                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION: Investments, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

CHANGE IN ACCOUNTING PRINCIPLE: Effective January 1, 2001, the Portfolios, except the Money Market Fund, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Portfolios did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Portfolio as of that date:



                                                Net Unrealized         Accumulated Undistributed
                                          Appreciation/(Depreciation)    Net Investment Income
------------------------------------------------------------------------------------------------
Select Strategic Income Fund                       $  5,844                    $  (5,844)
Select Investment Grade Income Fund                $394,646                    $(394,646)
Government Bond Fund                               $ 67,858                    $ (67,858)

The effect of this change for the year ended December 31, 2001 was to increase / (decrease) net investment income and increase / (decrease) net unrealized appreciation by the following reclassifications. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.


                                           Net Unrealized
                                     Appreciation/(Depreciation)  Net Investment Income  Net Realized Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------
Select Strategic Income Fund                  $ 12,660                 $   (23,580)             $   10,920
Select Investment Grade Income Fund           $122,748                 $(1,313,421)             $1,190,673
Government Bond Fund                          $206,986                 $  (650,120)             $  443,134

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income and Government Bond Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International

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                                                                            F-65

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
Equity, Select Growth and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts are primarily due to differing book and tax treatments in the recognition of gains or losses, including "Post-October Losses", foreign currency gains and losses, and losses deferred due to wash sales and differing treatments for foreign currency transactions, amortization of premium and market discount, and non-taxable dividends. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

FUTURES CONTRACTS: All Portfolios, except the Money Market Fund, may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments. The face amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the terms of the contracts. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

SECURITIES LENDING: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included in a footnote at the end of each applicable Portfolio's schedule of investments.

CASH ACCOUNT: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these moneys into a demand note account, which will pay interest equal to 75% of that day's U.S. Treasury Bill rate back to the Portfolios.

EXPENSES: Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

FORWARD COMMITMENTS: The Select Capital Appreciation, Select Strategic Income, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

OPTIONS: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio's exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio's exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from

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F-66

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. The underlying value of any open options at period end is shown in the schedule of investments under the caption "Written Options." This amount reflects each contract's exposure to the underlying security at period end. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.  INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment manager and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:


                                                  Percentage of Average Daily Net Assets
                              First          Next          Next          Next          Next           Over
Portfolio                  $100,000,000  $150,000,000  $250,000,000  $250,000,000  $250,000,000  $1,000,000,000
---------------------------------------------------------------------------------------------------------------
Select Emerging Markets
  Fund                           1.35%         1.35%         1.35%         1.35%         1.35%           1.35%
Select Aggressive Growth
  Fund                           1.00%         0.90%         0.80%         0.70%         0.70%           0.65%
Select Capital
  Appreciation Fund              1.00%         0.90%         0.80%         0.70%         0.70%           0.65%
Select Value Opportunity
  Fund                           1.00%         0.85%         0.80%         0.75%         0.70%           0.70%
Select International
  Equity Fund                    1.00%         0.90%         0.85%         0.85%         0.85%           0.85%
Select Growth Fund               0.85%         0.85%         0.80%         0.75%         0.70%           0.70%
Select Strategic Growth
  Fund                           0.85%         0.85%         0.85%         0.85%         0.85%           0.85%
Select Growth and Income
  Fund                           0.75%         0.70%         0.65%         0.65%         0.65%           0.65%
Core Equity Fund                 0.60%         0.60%         0.55%         0.50%         0.45%           0.45%
Money Market Fund                0.35%         0.30%         0.30%         0.25%         0.20%           0.20%

                                        First         Next          Over
Portfolio                            $50,000,000  $200,000,000  $250,000,000
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Equity Index Fund                         0.35%         0.30%         0.25%
Government Bond Fund                      0.50%         0.50%         0.50%




                                        First        Next          Over
Portfolio                            $50,000,000  $50,000,000  $100,000,000
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Select Strategic Income Fund              0.60%        0.55%         0.45%
Select Investment Grade Income Fund       0.50%        0.45%         0.40%


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                                                                            F-67

                           ALLMERICA INVESTMENT TRUST

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The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

                                                           Schroder Investment Management North America Inc.
       Select Emerging Markets Fund                        ("Schroder")
       Select Aggressive Growth Fund                       Jennison Associates LLC ("Jennison")
                                                           Massachusetts Financial Services Company ("MFS")
       Select Capital Appreciation Fund                    T. Rowe Price Associates, Inc. ("T. Rowe Price")
       Select Value Opportunity Fund                       Cramer Rosenthal McGlynn, LLC
       Select International Equity Fund                    Bank of Ireland Asset Management (U.S.) Limited
       Select Growth Fund                                  Putnam Investment Management, Inc.
       Select Strategic Growth Fund                        TCW Investment Management Company
       Core Equity Fund                                    Morgan Stanley Investments LP ("Morgan")
                                                           Allmerica Asset Management, Inc. (wholly -owned
       Equity Index Fund                                   subsidiary of Allmerica Financial Corporation)
       Select Growth and Income Fund                       J.P. Morgan Investment Management Inc.
       Select Strategic Income Fund                        Western Asset Management Company ("Western Asset")
       Select Investment Grade Income Fund                 Allmerica Asset Management, Inc.
       Government Bond Fund                                Allmerica Asset Management, Inc.
       Money Market Fund                                   Allmerica Asset Management, Inc.

Effective June 1, 2001, both Jennison and MFS assumed sub-adviser responsibilities from Nicholas-Applegate Capital Management, L.P. for the Select Aggressive Growth Fund. Jennison and MFS each independently manages their own portion of the Select Aggressive Growth Fund. T. Rowe Price, an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation. Effective August 1, 2001, the name of the sub-adviser for Core Equity Fund was changed from Miller Anderson & Sherrard, LLP to Morgan Stanley Investments LP. Morgan also manages certain assets for First Allmerica and its affiliates. Western Asset has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading functions performed on behalf of Select Strategic Income Fund.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.  REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets (Select Aggressive Growth Fund -- 1.35%, Select Capital Appreciation Fund -- 1.35%, Select Value Opportunity Fund-- 1.25%, Select International Equity Fund -- 1.50%, Select Growth Fund -- 1.20%, Select Strategic Growth Fund -- 1.20%, Core Equity Fund -- 1.20%, Equity Index Fund -- 0.60%, Select Growth and Income
Fund -- 1.10%, Select Strategic Income Fund -- 1.00%, Select Investment Grade Income Fund -- 1.00%, Government Bond Fund -- 1.00%, and Money Market Fund -- 0.60%), the Manager will

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F-68

                           ALLMERICA INVESTMENT TRUST

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voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to Schroder for sub-advisory services. The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

5.  REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 2001, Allmerica Financial owned 20,712,149, 5,218,395, and 16,279,250 shares of Select Emerging Markets Fund, Select Strategic Growth Fund and Select Strategic Income Fund, respectively.

7.  FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.  FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into these contracts primarily to protect the Portfolio from adverse currency movement.

9.  PLANS OF SUBSTITUTION

An order was issued in 2001 by the Securities and Exchange Commission ("SEC") approving the substitution at the separate account level of shares of the Select Capital Appreciation Fund ("Select Capital") for all of the shares of the Global Interactive/Telecomm Portfolio of The Fulcrum Trust ("Fulcrum"), another management investment company

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                                                                            F-69

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
managed by Allmerica Financial Investment Management Services, Inc. (the "Manager"), shares of the Select International Equity Fund ("Select International") for all of the shares of the International Growth Portfolio of Fulcrum, and shares of the Select Growth and Income Fund ("Growth and Income") for all of the shares of the Growth Portfolio of Fulcrum. To the extent required by law, approvals of such substitution were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitution was to replace Global Interactive/Telecomm Portfolio shares with Select Capital shares, International Growth Portfolio shares with Select International shares, and Growth Portfolio shares with Growth and Income shares. The substitution was effective on December 28, 2001.

The substitutions were accomplished as follows: 1. An exchange of 1,535,585 shares of Select Capital for the 351,346 shares then outstanding (each valued at $8.56) of Global Interactive/Telecomm Portfolio; whose net assets, including $1,220 of unrealized depreciation, were combined with Select Capital for total net assets after the substitution of $440,052,640. 2. An exchange of 970,172 shares of Select International for the 225,558 shares then outstanding (each valued at $4.77) of International Growth Portfolio; whose net assets, including $256 of unrealized depreciation, were combined with Select International for total net assets after the substitution of $470,280,862. and 3. An exchange of 1,543,890 shares of Growth and Income for the 203,117 shares then outstanding (each valued at $9.64) of Growth Portfolio; whose net assets, including $6,685 of unrealized appreciation, were combined with Growth and Income for total net assets after the substitution of $617,690,977. The substitutions qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Portfolios or to the separate account level of shares.

An order was issued in 2000 by the SEC approving the substitution at the separate account level of shares of the Allmerica Investment Trust Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Allmerica Investment Trust Select Income Fund ("SIF") and all of the shares of The Fulcrum Trust Strategic Income Portfolio ("Fulcrum Strategic"), another fund managed by the Manager. To the extent required by law, approvals of the substitutions were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitutions was to replace SIF shares and Fulcrum Strategic shares with SIGIF shares. The substitutions were effective on July 1, 2000.

The substitutions were accomplished by an exchange of 174,686,958 shares of SIGIF for the 191,246,857 shares then outstanding (each valued at $0.951) of SIF and for the 134,606 shares then outstanding (each valued at $9.52) of Fulcrum Strategic. The substitutions qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Portfolios or to the separate account level of shares. SIF's net assets and Fulcrum Strategic's net assets, including $4,795,620 and $46,607, respectively, of unrealized depreciation, were combined with SIGIF for total net assets after the substitutions of $425,857,321.

As a result of the substitution of these funds, certain elements of the capital loss carryforwards as disclosed under the "Federal Income Tax Information," at the end of the relevant Portfolio's schedule of investments, may be subject to limitations on use pursuant to applicable Federal income tax law. Therefore, it is possible that not all of these capital losses will be available for use.

10.  SUBSEQUENT EVENT

On February 12, 2002, the Board of Trustees of Allmerica Investment Trust (the "Trust") voted to approve a Plan of Distribution and Service (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that a mutual fund may finance activities primarily intended to result in the sale of its shares only pursuant to a plan adopted in accordance with the rule. Under the Plan, each Portfolio would pay a distribution fee equal to an annual rate of up to 0.25% of the Portfolio's average daily net assets. Fees paid by the Portfolios under the Plan would be used for distribution-related expenses such as compensation made to registered broker-dealers as well as payment for shareholder servicing activities.

Rule 12b-1 requires that the Plan be approved with respect to a Portfolio by the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of that Portfolio. A Special Meeting of Shareholders ("Meeting") of the Portfolios of the Trust is scheduled to be held on March 27, 2002 to vote on the Plan. If the Plan is approved at the Meeting, the Plan is expected to become effective on May 1, 2002.

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F-70

                           ALLMERICA INVESTMENT TRUST

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Core Equity Fund, Equity Index Fund, Select Growth and Income Fund, Select Strategic Income Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund (constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2002

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                                                                            F-71

                           ALLMERICA INVESTMENT TRUST

                         BOARD OF TRUSTEES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           Number of
                                                                                           Portfolios
                                                Term of              Principal              in Fund
                                               Office and          Occupation(s)            Complex
                           Position(s) Held    Length of          During the Past         Overseen by      Other Directorships
Name, Address and Age         with Fund       Time Served            5 Years(1)             Trustee          Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
P. Kevin Condron (56)      Trustee, Member   1 Year Term     President and Chief               15        Director, Banknorth
                           of the Audit                      Executive Officer, The                      Group
                           Committee and     Served Since    Granite Group (wholesale
                           Fund Operations   1998            plumbing and heating),
                           Committee                         1998-present; President,
                                                             Central Supply Co.,
                                                             1983-1997.

Jocelyn S. Davis (48)      Trustee, Member   1 Year Term     Beers & Cutler                    15        None
                           of the Audit                      (professional services),
                           Committee and     Served Since    2001-present; Chief
                           Fund Operations   2001            Financial Officer, AARP
                           Committee                         (non-profit), 1996-2001.

Cynthia A. Hargadon (47)   Trustee, Member   1 Year Term     President, Potomac Asset          15        Director, Wilshire
                           of the Fund                       Mgt. Inc., 2000-present;                    Target Funds,
                           Operations        Served Since    Director of Investments,                    2001-present.
                           Committee,        1997            National Automobile
                           Investment                        Dealers Association,
                           Operations                        1999-2000; President,
                           Committee and                     Stable Value Investment
                           Governance                        Association (investment
                           Committee                         trade group), 1996-1999.

T. Britton Harris, IV      Trustee, Member   1 Year Term     President, Verizon                15        None
(43)                       of the                            Investment Management
                           Investment        Served Since    Corporation, 1990-present.
                           Operations        2001
                           Committee and
                           Governance
                           Committee

Gordon Holmes (63)         Trustee,          1 Year Term     Instructor at Bentley             15        None
                           Chairman of the                   College, 1998-present;
                           Audit Committee   Served Since    Instructor at Boston
                           and Member of     1991            University, 1997-1998;
                           the Fund                          Certified Public
                           Operations                        Accountant; Retired
                           Committee                         Partner, Tofias,
                                                             Fleishman, Shapiro & Co.,
                                                             P.C. (Accountants).

Attiat F. Ott (66)         Trustee,          1 Year Term     Professor of Economics and        15        None
                           Chairman of the                   Director of the Institute
                           Fund Operations   Served Since    for Economic Studies,
                           Committee and     1982            Clark University.
                           Member of the
                           Audit Committee

Ranne P. Warner (57)       Trustee,          1 Year Term     President, Centros                15        Director, Wainwright
                           Chairman of the                   Properties, USA; Owner,                     Bank & Trust Co.
                           Governance        Served Since    Ranne P. Warner and                         (commercial bank);
                           Committee,        1991            Company.                                    Trustee, Ericksen Trust
                           Member of the                                                                 (real estate).
                           Fund Operations
                           Committee and
                           Investment
                           Operations
                           Committee

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F-72

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------

                                                                                           Number of
                                                                                           Portfolios
                                                Term of              Principal              in Fund
                                               Office and          Occupation(s)            Complex
                           Position(s) Held    Length of          During the Past         Overseen by      Other Directorships
Name, Address and Age         with Fund       Time Served            5 Years(1)             Trustee          Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
*John P. Kavanaugh (47)    Trustee and Vice  1 Year Term     President, Allmerica Asset        15        None
                           President,                        Management, Inc. ("AAM");
                           Chairman of the   Served Since    Vice President, Director,
                           Investment        1995            Chief Investment Officer,
                           Operations                        First Allmerica Financial
                           Committee                         Life Insurance Company
                                                             ("First Allmerica") and
                                                             Allmerica Financial Life
                                                             Insurance and Annuity
                                                             Company ("Allmerica
                                                             Financial Life").

*John F. O'Brien (58)      Trustee and       1 Year Term     President, Chief Executive        15        Director, ABIOMED, Inc.
                           Chairman of the                   Officer and Director,                       (medical devices);
                           Board             Served Since    First Allmerica; Director                   Director, Cabot
                                             1989            and Chairman of the Board,                  Corporation (specialty
                                                             Allmerica Financial Life.                   chemicals); Director,
                                                                                                         TJX Companies, Inc.
                                                                                                         (retail).

*Richard M. Reilly (63)    Trustee and       1 Year Term     Senior Vice President,            15        None
                           President,                        First Allmerica; Director,
                           Member of the     Served Since    AAM.
                           Investment        1991
                           Operations
                           Committee

------------------------

* Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of Allmerica Financial Corporation ("AFC") because of their affiliations with AFC.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

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                                                                            F-73

                           ALLMERICA INVESTMENT TRUST

                       REGULATORY DISCLOSURES (UNAUDITED)
--------------------------------------------------------------------------------
The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and Allmerica Investment Trust which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------
This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

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F-74

[LOGO] Allmerica Logo

                       THE ALLMERICA FINANCIAL COMPANIES
First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. . Financial Profiles, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653

12260NS (12/01)                                                   02-0062